SYMETRA LIFE INSURANCE COMPANY
FINANCIAL STATEMENTS – STATUTORY BASIS

Independent Auditors’ Report

The Board of Directors and Stockholder
Symetra Life Insurance Company:

Opinions
We have audited the financial statements of Symetra Life Insurance Company (the Company), which comprise the balance sheets - statutory basis as of December 31, 2023 and 2022, and the related statements of operations - statutory basis, changes in capital and surplus - statutory basis, and cash flow - statutory basis for each of the years in the three years ended December 31, 2023, and the related notes to the financial statements - statutory basis.
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flow for each of the years in the three years ended December 31, 2023 in accordance with accounting practices prescribed or permitted by the Iowa Insurance Division, Department of Insurance and Financial Services described in Note 2.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three years ended December 31, 2023.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Iowa Insurance Division, Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles are also described in Note 2.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Iowa Insurance Division, Department of Insurance and Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
1

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Seattle, Washington
March 26, 2024
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SYMETRA LIFE INSURANCE COMPANY
BALANCE SHEETS – STATUTORY BASIS
(In millions, except share and per share data)

	As of December 31,
	2023	2022
ADMITTED ASSETS
Bonds	$31,983.6	$30,964.0
Preferred stocks	106.4	93.1
Common stocks	622.1	636.5
Mortgage loans	7,850.9	7,125.4
Cash, cash equivalents, and short-term investments	2,258.9	958.6
Derivatives	272.8	219.7
Other invested assets	903.4	843.4
Total cash and invested assets	43,998.1	40,840.7
Accrued investment income	355.6	313.0
Deferred and uncollected premiums (net of loading of $0.3 and $(6.0))	(1,181.0)	(1,063.4)
Deferred tax assets, net	152.9	142.6
Current federal income taxes recoverable	19.6	8.1
Other receivables	1,409.9	1,363.2
Separate account assets	8,130.3	7,524.2
Total admitted assets	$52,885.4	$49,128.4
LIABILITIES AND CAPITAL AND SURPLUS
Life and annuity reserves	$34,002.7	$32,013.9
Accident and health reserves	269.1	241.0
Policy and contract claims	135.7	137.8
Liability for deposit-type contracts	4,255.8	4,250.0
Unearned premiums and annuity considerations	4.2	4.8
Total policy and contract liabilities	38,667.5	36,647.5
Cash collateral held	570.0	200.1
Asset valuation reserve	591.6	362.6
Interest maintenance reserve	113.3	236.2
Funds held under coinsurance agreements	1,349.2	1,241.3
Other liabilities	1,438.7	678.6
Separate account liabilities	7,886.1	7,268.5
Total liabilities	50,616.4	46,634.8
Commitments and contingencies (Note 14)
Capital and surplus (deficit)
Common stock, $250 par value, 20,000 shares authorized, issued and outstanding	5.0	5.0
Gross paid-in and contributed surplus	1,089.0	1,089.0
Unassigned funds	1,175.0	1,399.6
Total capital and surplus	2,269.0	2,493.6
Total liabilities and capital and surplus	$52,885.4	$49,128.4
See accompanying notes.
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SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS – STATUTORY BASIS
(In millions)

	For the Year Ended December 31,
	2023	2022	2021
Premiums and other revenues:
Premiums and annuity considerations	$3,528.4	$3,450.3	$4,609.0
Net investment income	1,757.2	1,240.7	1,168.3
Amortization of interest maintenance reserve	21.6	44.9	50.9
Separate account fees and other	131.6	150.7	136.0
Commissions and expense allowances on reinsurance ceded, net	438.2	342.7	70.1
Reserve adjustment on reinsurance ceded	4,458.6	3,124.7	(119.6)
Other income	40.0	26.1	25.1
Total premiums and other revenues	10,375.6	8,380.1	5,939.8
Benefits:
Death benefits	326.2	364.2	337.8
Annuity benefits	337.1	330.7	336.7
Surrender and maturity benefits	5,785.0	4,008.8	3,151.8
Accident and health and other benefits	546.4	387.6	330.4
Increase in policy reserves	2,010.4	1,603.5	1,094.5
Total benefits	9,005.1	6,694.8	5,251.2
Insurance expenses and other deductions:
Commissions	510.5	385.6	341.9
General insurance expenses	637.0	581.4	512.8
Net transfers to (from) separate accounts	137.2	547.2	286.4
Total insurance expenses and other deductions	1,284.7	1,514.2	1,141.1
Gain (loss) from operations before federal income taxes and net realized capital gains (losses)	85.8	171.1	(452.5)
Federal income tax expense (benefit)	96.7	59.8	(133.5)
Gain (loss) from operations before net realized capital gains (losses)	(10.9)	111.3	(319.0)
Net realized capital gains (losses) (net of federal income taxes and transfer to interest maintenance reserve)	102.5	(26.8)	455.8
Net income (loss)	$91.6	$84.5	$136.8
See accompanying notes.
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SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY BASIS
(In millions)

	Common Stock	Gross Paid-In and Contributed Surplus	Unassigned Funds	Total Capital and Surplus
Balances as of January 1, 2021	$5.0	$964.0	$1,331.0	$2,300.0
Net income (loss)	—	—	136.8	136.8
Change in net unrealized capital gains (losses), including foreign exchange	—	—	(5.8)	(5.8)
Change in net deferred income taxes	—	—	(14.4)	(14.4)
Change in nonadmitted assets	—	—	1.9	1.9
Change in reserve on account of change in valuation basis	—	—	(26.1)	(26.1)
Change in asset valuation reserve	—	—	(60.7)	(60.7)
Change in surplus in separate accounts	—	—	(0.1)	(0.1)
Balances as of December 31, 2021	5.0	964.0	1,362.6	2,331.6
Correction of prior period errors	—	—	8.5	8.5
Balances as of January 1, 2022	5.0	964.0	1,371.1	2,340.1
Net income (loss)	—	—	84.5	84.5
Change in net unrealized capital gains (losses), including foreign exchange	—	—	(92.8)	(92.8)
Change in net deferred income taxes	—	—	88.1	88.1
Change in nonadmitted assets	—	—	(74.3)	(74.3)
Change in liability for unauthorized reinsurance	—	—	(70.8)	(70.8)
Change in reserve on account of change in valuation basis	—	—	12.0	12.0
Change in asset valuation reserve	—	—	84.5	84.5
Change in surplus in separate accounts	—	—	(2.7)	(2.7)
Capital contribution from Parent	—	125.0	—	125.0
Balances as of December 31, 2022	5.0	1,089.0	1,399.6	2,493.6
Correction of prior period errors	—	—	2.8	2.8
Balances as of January 1, 2023	5.0	1,089.0	1,402.4	2,496.4
Net income (loss)	—	—	91.6	91.6
Change in net unrealized capital gains (losses), including foreign exchange	—	—	51.6	51.6
Change in net deferred income taxes	—	—	61.3	61.3
Change in nonadmitted assets	—	—	(59.7)	(59.7)
Change in liability for unauthorized reinsurance	—	—	70.8	70.8
Change in reserve on account of change in valuation basis	—	—	(9.1)	(9.1)
Change in asset valuation reserve	—	—	(228.9)	(228.9)
Change in surplus in separate accounts	—	—	2.0	2.0
Dividends to Parent	—	—	(207.0)	(207.0)
Balances as of December 31, 2023	$5.0	$1,089.0	$1,175.0	$2,269.0
See accompanying notes.
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SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOW – STATUTORY BASIS
(In millions)

	For the Year Ended December 31,
	2023	2022	2021
Cash flows from operating activities
Premiums and annuity considerations collected	$3,666.5	$4,345.6	$4,989.2
Net investment income received	1,805.0	1,460.6	1,474.9
Commissions and expense allowance on reinsurance ceded	427.3	267.6	54.7
Other income	223.8	250.2	178.0
Net transfers (to) from separate accounts	(152.8)	(574.5)	(336.7)
Benefits and loss-related payments	(2,586.9)	(1,992.0)	(4,332.0)
Commissions, other expenses, and taxes paid	(1,162.3)	(1,923.9)	(860.8)
Federal income taxes received (paid)	(88.5)	(55.7)	(15.5)
Net cash provided by (used in) operating activities	2,132.1	1,777.9	1,151.8
Cash flows from investing activities
Proceeds from investments sold, matured, or repaid:
Bonds	7,880.7	5,582.1	7,001.8
Mortgage loans	548.7	831.4	669.3
Other invested assets	760.3	307.1	652.6
Cost of investments acquired:
Bonds	(9,030.4)	(7,202.0)	(8,061.7)
Mortgage loans	(1,274.2)	(1,147.7)	(1,038.4)
Other invested assets	(697.6)	(813.1)	(620.9)
Other, net	(34.5)	(5.6)	(10.3)
Net cash provided by (used in) investing activities	(1,847.0)	(2,447.8)	(1,407.6)
Cash flows from financing activities
Capital contribution from Parent	—	125.0	—
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	(1.3)	556.7	237.8
Net receipts from (transfers to) Parent, subsidiaries, and affiliates	(1.7)	(17.6)	(5.4)
Dividends to Parent	(207.0)	—	—
Other, net	1,225.2	(100.1)	62.3
Net cash provided by (used in) financing activities	1,015.2	564.0	294.7
Net increase (decrease) in cash	1,300.3	(105.9)	38.9
Cash, cash equivalents, and short-term investments, beginning of year	958.6	1,064.5	1,025.6
Cash, cash equivalents, and short-term investments, end of year	$2,258.9	$958.6	$1,064.5

Supplemental disclosures of cash flow information
Non-cash transactions during the year:
Bonds and stock exchanges	$90.8	$116.1	$162.3
Amortization of option costs under Iowa Administrative Code 191-97	62.1	225.9	211.9
Fair value adjustments	34.1	—	—
Investment expense on funds withheld	25.2	24.5	22.8
Mortgage loans – refinances	23.2	53.8	84.1
Initial premium ceded on reinsurance transactions	—	—	314.3
Initial funds withheld balance	—	—	314.3
See accompanying notes.
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SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

1. Description of Business
Symetra Life Insurance Company (the Company) is a stock life insurance company domiciled in the state of Iowa, and a wholly-owned subsidiary of Symetra Financial Corporation (the Parent), a Delaware Corporation. The Company has three wholly-owned subsidiaries: Symetra National Life Insurance Company, First Symetra National Life Insurance Company of New York, and Symetra Reinsurance Corporation. The Company's parent is a wholly-owned subsidiary of Sumitomo Life Insurance Company, a mutual company (sougo kaisha) organized under the laws of Japan.
The Company offers products and services that serve the retirement, employment-based benefits, and life insurance markets. These products and services are marketed through financial institutions, broker-dealers, financial professionals, independent agents, and benefits consultants in 49 states and the District of Columbia. The Company’s principal product lines include:

Retirement	Benefits	Individual Life
Fixed deferred annuities	Medical stop-loss insurance	Term life insurance
Fixed indexed annuities (FIA)	Group life insurance	Universal life (UL) insurance
Registered index-linked annuities (RILA)	Disability income (DI) insurance	Indexed universal life (IUL) insurance
Single premium immediate annuities (SPIA)	Short-term disability (STD)	Variable universal life (VUL) insurance
	Long-term disability (LTD)	Bank-owned life insurance (BOLI)
Absence management
Group voluntary benefits
The Company also services a block of in-force income annuities that has been fully reinsured since 2018 and includes all of the Company's structured settlement annuities. Refer to Note 7 for further discussion.
2. Summary of Significant Accounting Policies
Basis of Presentation and Use of Estimates
The financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Iowa Insurance Division, Department of Insurance and Financial Services (the Department). Companies domiciled in the state of Iowa prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the Department.
Under Iowa Bulletin 07-06, the Department allows insurance companies with approval from the commissioner to use other than market value for assets held in a separate account where general account guarantees are present. The Company, with explicit permission from the Department, is permitted to account for the separate account assets related to its BOLI and RILA business at other than market value. The assets of the BOLI and RILA separate accounts primarily include bonds and commercial mortgage loans that are accounted for in accordance with the guidance otherwise applicable to these assets. Therefore, there is no impact to net income or surplus.
Under Iowa Bulletin 06-01, the Department allows insurance companies to record the change in the fair value of derivative instruments used to economically hedge indexed products in income, consistent with how the change in indexed product reserves is recorded. The Company uses this election for its IUL and RILA products. This election has no net impact on surplus.
Under Iowa Administrative Code (IAC) 191-97, the Department allows companies to account for eligible derivative assets using the amortized cost method if the company can demonstrate that they meet the criteria for an economic hedge. Furthermore, IAC 191-97 also prescribes the use of a reserve calculation methodology for indexed annuity products that only reflects credited interest on reserves at the conclusion of the index term based on actual index performance. The Company uses this election for its FIA products.
The Company has received explicit permission from the Department to record the change in fair value of equity and equity-type investments held in segregated portfolios related to investments supporting two reinsurance transactions through the statements of operations instead of surplus. The segregated portfolios include investments supporting a block of structured settlement annuities in connection with the Income Annuities Inforce Reinsurance Transaction in 2018 and another related to investments supporting a block of FIA and fixed deferred annuities in connection with the Deferred Annuity New Business Reinsurance Transaction in 2022. The change in the fair value of these assets is settled with the reinsurers quarterly in accordance with the reinsurance agreements.
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SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The state of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC statutory accounting principles (SAP) related to the admission of a variable funding note as capital and surplus. Symetra Reinsurance Corporation (SRC), a wholly-owned subsidiary of the Company, is entitled to admit as an asset, the value of a variable funding note associated with a reinsurance agreement with the Company. There was no impact to net income. If SRC had not used this prescribed practice, the result would not have triggered a regulatory event at the Company. SRC's statutory surplus under the prescribed practice from the state of Iowa was $41.9 and $42.0 as of December 31, 2023 and 2022. SRC's statutory deficit would have been $33.0 and $30.5 as of December 31, 2023 and 2022 under the SAP.
The impact of the practices described above are summarized as follows:

	For the Year Ended December 31,
	2023	2022	2021
Net income (loss) – Iowa basis	$91.6	$84.5	$136.8
State prescribed practices:
Iowa Bulletin 06-01	(36.6)	50.7	(9.8)
IAC 191-97 – options	13.2	3.5	(9.0)
IAC 191-97 – reserves	(250.5)	146.4	(5.7)
State permitted practices:
Equity-type investments	(34.3)	59.0	(52.7)
Net income (loss) – NAIC basis	$(216.6)	$344.1	$59.6

	As of December 31,
	2023	2022
Statutory surplus – Iowa basis	$2,269.0	$2,493.6
State prescribed practices:
Variable funding note	(74.9)	(72.6)
IAC 191-97 – options	(2.2)	(2.0)
IAC 191-97 – reserves	(290.8)	(40.3)
Statutory surplus – NAIC basis	$1,901.1	$2,378.7
The preparation of financial statements in conformity with SAP requires the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant estimates include those used to determine the following: policy and contract liabilities; the identification and measurement of other-than-temporary impairments (OTTI) of investments; and the admissibility of deferred tax assets (DTAs). The recorded amounts reflect management’s best estimates, though actual results could differ from those estimates. Such estimates and assumptions could change in the future as more information becomes available, which could impact the amounts reported and disclosed herein.
Certain reclassifications have been made to prior year financial information to conform to the current period presentation.
Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Below is a description of the Company’s significant accounting policies, including the significant variances from GAAP. In 2016, the Company's Parent became a wholly-owned subsidiary of Sumitomo Life Insurance Company, an event which is referred to as the Merger. The Merger was accounted for under the acquisition method of accounting (purchase accounting, or PGAAP). In addition to the differences described, the Company's GAAP-basis financial results are also affected by the application of PGAAP, which results in further differences between GAAP and Statutory-basis accounting.
Accounting Pronouncements Newly Adopted
Revisions to SSAP No. 86, Derivatives
In 2022, the NAIC revised SSAP No. 86, Derivatives, to be consistent with what is permitted under GAAP regarding certain types of effective hedging relationships as a result of the Financial Accounting Standards Board's (FASB) issuance of Accounting Standard Update (ASU) 2017-12: Derivatives and Hedging: Targeted Improvements to Accounting for Hedging Activities. The revisions are classified as new SAP concepts on assessing hedge effectiveness, as well as new guidance on permitted excluded components and the appropriate measurement for those excluded items. The revisions were effective January 1, 2023, with early application permitted.

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SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The Company adopted this standard prospectively on January 1, 2023. Upon adoption, the Company updated its internal processes and controls to ensure compliance with the revised standards. The adoption did not have an impact on the financial statements.
Statutory Ref No. 2022-17 Interest Income Disclosure
In 2023, the NAIC adopted revisions to Statement of Statutory Accounting Principles (SSAP) No. 34, Investment Income Due and Accrued, to add additional disclosures to data capture the gross, nonadmitted and admitted amounts for interest income due and accrued, and to reflect the cumulative amount of paid-in-kind (PIK) interest income included in the current principal balance. The Company adopted the revisions as of December 31, 2023 and updated its internal processes and controls to ensure compliance with the revised SSAP. The adoption did not have a material impact on the Company's financial statements or the disclosures herein.
Statutory Ref No. 2023-23 Residuals in Preferred Stock and Common Stock Structures
In 2023, the NAIC adopted revisions to SSAP No. 30R, Unaffiliated Common Stock, and SSAP No. 32R, Preferred Stock, in order to clarify that investments in common stock and preferred stock structures that are in substance residual interests shall be reported separately from common and preferred stock as residual interests. The revisions were effective and the Company adopted the revisions as of December 31, 2023 and updated its internal processes and controls to ensure compliance with the revised SSAPs. The adoption did not have a material impact on the Company's financial statements or the disclosures herein.
Statutory Ref No. 2022-19 Negative IMR
In 2023, the NAIC adopted interpretation (INT) 23-01 which provides a temporary, optional INT to allow reporting entities with risk-based capital (RBC) greater than 300%, after certain adjustments, admittance of net negative or disallowed interest maintenance reserve (IMR) up to 10% of the reporting entity’s adjusted general account capital and surplus. The INT includes specific guidance regarding restrictions as to what should be included in or excluded from the IMR and calculations, specific guidance for general account versus separate accounts, as well as specific reporting and disclosure requirements. INT 23-01 is effective until December 31, 2025 and will be automatically nullified on January 1, 2026, but the effective date can be adjusted in response to regulatory actions to establish statutory accounting guidance specific to net negative or disallowed IMR.
The Company does not have negative IMR as of December 31, 2023. The Company has not yet elected to apply the optional INT, but is permitted to do so until January 1, 2026. The Company would evaluate the impact of the election on its policies, processes, and applicable systems and make a determination if IMR becomes net negative.
Accounting Pronouncements Not Yet Adopted
Statutory Ref No. 2019-21 Bond Definition
In 2023, the NAIC adopted revisions to SSAP No. 26R, Bonds, and SSAP No. 43R, Loan-Backed and Structured Securities, for the principles-based bond definition and the accounting for bonds (issuer credit obligations and asset-backed securities), as well as revisions to various SSAPs that have been updated to reflect the revised definition and/or SSAP references. The revisions are effective January 1, 2025.
The Company is currently evaluating the impact of the revised SSAPs and reviewing its policies, processes, and applicable systems to determine the impact the revisions will have on its operations and financial statements. The Company plans to adopt the revisions effective January 1, 2025.
Statutory Ref No. 2023-17 Short-Term Investments
In 2023, the NAIC adopted revisions to SSAP No. 2R, Cash, Cash Equivalents, Drafts, and Short-Term Investments. The adopted revisions further restrict the investments that are permitted to be reported as cash equivalent and short-term investments. The revisions are effective January 1, 2025.
The Company is currently evaluating the impact of the revised SSAP and reviewing its policies, processes, and applicable systems to determine the impact the revisions will have on its operations and financial statements. The Company plans to adopt the revisions effective January 1, 2025.
Recognition of Premiums and Annuity Considerations
Premiums for UL policies and annuity considerations with mortality and morbidity risk are recognized as revenue when received. Premiums for traditional individual life policies are recognized annually on the policy anniversary, consistent with the statutory reserving process. Amounts received under deposit-type contracts with no life contingencies, including guaranteed interest and certain group annuity contracts, are recorded as liabilities when received.
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SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Premiums for medical stop-loss policies, group life and DI policies, and absence management and group voluntary benefits policies are recognized when due. Certain types of these policies have retrospective rating features that require premium to be paid or refunded based on claims experience. The Company records its estimate for retrospective premiums in accordance with the terms of each contract as an adjustment to earned premium. The following table presents the amount of net premiums subject to retrospective rating features, and its percentage of total net premiums written on the Company's group health business:

	For the Year Ended December 31,
	2023		2022		2021
	Amount	%	Amount	%	Amount	%
Net premiums subject to retrospective rating features	$90.3	17.0%	$101.6	18.6%	$94.0	19.5%
Approximately 46% of 2023 premiums were from fixed deferred annuities and FIA, 11% were from RILA, 18% were from UL, and 12% were from group life and DI. No other products represented more than 10% of premiums. Two financial institutions accounted for approximately 48% of the Company’s total fixed deferred annuity, FIA, and RILA sales for the year ended December 31, 2023. Fixed deferred annuity and FIA sales represent premiums on new policies, net of first year policy lapses and/or surrenders.
Under GAAP, amounts received for UL policies and annuity contracts are reflected as liabilities rather than revenue when received, while traditional individual life premiums are recognized as revenue and considered earned when due.
Policy Acquisition Costs
The costs of acquiring and renewing policies are expensed when incurred.
Under GAAP, the Company defers costs that are directly related to the successful acquisition or renewal of insurance contracts. These primarily include commissions, distribution costs directly related to sales, third-party underwriting costs, and the portion of salaries and benefits directly related to processing successful new and renewal contracts. The Company amortizes acquisition costs over the lives of the contracts or policies. Additionally, in conjunction with the Merger, the Company recorded an asset that represented the right to receive future gross profits from cash flows and earnings of the Company's existing business, or value of business acquired (VOBA). The Company amortizes VOBA in the same manner as policy acquisition costs.
Investments
Bonds, Preferred Stocks, and Common Stocks
The Company carries bonds at amortized cost, using the constant yield method of amortization. Loan-backed securities, including mortgage-backed securities, are stated at amortized cost, and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. Prepayment assumptions are based on current interest rates and the economic environment. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and estimated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security (i.e. the retrospective method). For commercial mortgage-backed interest-only securities, the effective yield is adjusted prospectively for any changes in estimated cash flows. The Company includes any resulting adjustment in net investment income in the current period. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.
All bonds in or near default, which have a NAIC designation of 6, are carried at the lower of amortized cost or fair value.
Redeemable preferred stocks which have characteristics of debt securities and are rated as medium quality or better (NAIC designations 1 to 3) are reported at cost or amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) are reported at the lower of cost, amortized cost or fair value. Perpetual preferred stocks, which have characteristics of equity securities are reported at the lower of currently effective call price or fair value.
For those bonds and preferred stocks reported at fair value, the related change in net unrealized capital gains (losses) are recorded in unassigned funds, net of related deferred income taxes.
Unaffiliated common stocks are reported at fair value and the related net unrealized capital gains (losses) are recorded in unassigned funds, net of related deferred income taxes. Federal Home Loan Bank of Des Moines common stocks are reported at cost, which is presumed to be fair value.
Under GAAP, the Company classifies its investments in fixed maturities (bonds and redeemable preferred stocks) as either available-for-sale or trading securities and carries them at fair value. For available-for-sale securities, unrealized gains (losses)
10

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
are recorded directly to accumulated other comprehensive income (AOCI), net of related deferred acquisition costs (DAC), VOBA, deferred sales inducements (DSI) adjustments, and deferred income taxes. Changes in the fair value of trading securities are reported as realized gains (losses). The Company carries marketable equity securities (common stock) at fair value with changes in fair value reported as realized gains (losses).
The Company’s investments in its insurance subsidiaries are included in affiliated common stocks and are carried at their underlying statutory equity, which was $257.8 and $234.2 as of December 31, 2023 and 2022, respectively. Changes in the carrying value of subsidiaries are recorded directly to unassigned funds (surplus). The Company owns no shares, either directly or indirectly, of the Parent. Under GAAP, the accounts and operations of the subsidiaries are consolidated.
The Company reports interest and dividends earned, including prepayment fees or interest-related make whole payments, in net investment income. Interest income for bonds is recognized using the effective yield method. When the collectability of interest income for bonds is considered doubtful, any accrued but uncollectible interest is deducted from investment income in the current period. The Company then places the securities on nonaccrual status, and they are not restored to accrual status until all delinquent interest and principal is paid.
Investments are considered to be impaired when a decline in fair value below a security’s amortized cost is determined to be other-than-temporary. The Company’s review of investment securities for OTTI includes both quantitative and qualitative criteria, and for loan-backed and structured securities, may include identification of the portion related to credit losses. See Note 3 for additional discussion about the Company’s process for identifying and recording OTTI.
Under GAAP, a fixed maturity with fair value below its amortized cost but is not intended to be sold, is evaluated to determine whether the decline in fair value has resulted from an expected credit loss or other factors (such as market interest rates). The amount of the expected credit loss equals the difference between amortized cost and recovery value of the security, and is limited by the amount that the fair value is less than the amortized cost basis. The expected credit loss is recorded as an allowance, with the initial recognition and subsequent changes recognized in earnings as a realized loss. Amounts determined uncollectible are written off as a reduction to the amortized cost and removed from the allowance. Any remaining non-credit related unrealized loss is recorded in AOCI.
Mortgage Loans
The Company carries mortgage loans on real estate at outstanding principal balances less any recognized impairment. Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring. For mortgage loans that the Company determines to be impaired, the Company charges the difference between the estimated fair value of the collateral and the recorded investment in the mortgage loan as a realized investment loss.
The Company accrues interest income on impaired loans to the extent that it is deemed collectible and the loan continues to perform under its original or restructured terms. Accrued interest income that is over 180 days past due and collectible is reported as a nonadmitted asset. Interest income on non-performing loans, defined generally as those in default, close to being in default, or more than 90 days past due, is recognized upon receipt. Loan origination fees are recorded in income upon receipt and origination costs are expensed when incurred.
Under GAAP, a majority of mortgage loans are carried at outstanding principal balances, adjusted for unamortized deferred fees and costs, net of an allowance for expected credit losses. Loan origination fees and costs are deferred and amortized over the life of the loan. Mortgage loans supporting a block of structured settlement annuities in connection with the Income Annuities Inforce Reinsurance Transaction (Note 7) are measured at fair value, with changes in fair value recorded in earnings as realized gains (losses).
Cash, Cash Equivalents, and Short-Term Investments
Cash and cash equivalents consist of cash on deposit and bonds used to facilitate liquidity needs. Cash and cash equivalents are carried at cost, which approximates fair value, and are consistent with GAAP. As of December 31, 2023 and 2022, $1,247.4, or 96.4%, and $566.5, or 96.8%, respectively, of total cash was held at one highly rated financial institution.
Short-term investments consist of bonds and other highly liquid investments such as short-term intercompany loans. Short-term bonds are recorded in the same manner as similar long-term investments, and are consistent with GAAP. Short-term intercompany loans are carried at the unpaid principal balance plus accrued interest, and are consistent with GAAP. See Note 13 for further discussion.
Derivatives
The Company uses derivative financial instruments to hedge certain portions of its exposure to equity market risk, interest rate risk, and foreign currency exchange risk. Derivative financial instruments currently held consist primarily of equity market contracts, interest rate swaps, and cross currency swaps.
11

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The accounting for changes in the fair value of derivative instruments depends on whether it qualifies and has been designated for hedge accounting. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Derivative instruments that qualify and are designated for hedge accounting are valued in a manner consistent with the items being hedged. If a derivative instrument does not qualify or is not designated for hedge accounting, it is recognized at fair value with the changes in its fair value recorded as unrealized gains or losses in surplus.
Cross currency swaps and the majority of our interest rate swaps qualify and are designated for hedge accounting and are recognized at amortized cost in the balance sheets. Periodic payments and receipts on these derivatives are recorded on an accrual basis within net investment income. Net realized capital gains (losses) are recognized upon termination or maturity of these contracts in a manner consistent with the hedged item, and when subject to the IMR, are transferred to the IMR, net of taxes.
Pursuant to the accounting elections discussed above, the index options for FIA products are accounted for using the amortized cost method, under which the cost is amortized through investment income on the statements of operations. When the options mature, any value received by the Company is reflected as net investment income. Index options for IUL and RILA products are recorded at fair value, with changes in fair value recorded in capital realized gains (losses) on the statements of operations. Other derivatives that do not qualify or are not designated for hedge accounting are recognized at fair value with changes in fair value recorded as net unrealized capital gains (losses) in unassigned funds on the balance sheets.
The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 22 years.
Under GAAP, derivative instruments are recorded at fair value, and changes in the fair value of derivative instruments are reported through earnings unless they qualify and are designated for hedge accounting. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of AOCI and reclassified into net income in the same period during which the hedged transaction affects net income.
Other Invested Assets
Other invested assets consist primarily of investments in alternative investments and tax credit investments. Tax credit investments are limited partnerships that are established to fund low-income housing projects and other qualifying purposes, where the primary return on investment is in the form of income tax credits.
Alternative investments consist of hedge funds primarily held in a segregated portfolio supporting a block of structured settlement annuities in connection with the Income Annuities Inforce Reinsurance Transaction, and they are reported at net asset value (NAV) as a practical expedient to fair value. Pursuant to the permitted practice from the Department related to equity and equity-type investments discussed above, the changes in fair value of those alternative investments are recorded in net realized gains (losses) on the statements of operations.
Under GAAP, alternative investments are recorded at fair value. Changes in the fair value of these investments are recorded in net realized gains (losses) on the consolidated statements of income (loss). The Company elected the fair value option for these investments, regardless of ownership percentage, to standardize the related accounting and reporting.
Tax credit investments primarily consist of low-income housing tax credits (LIHTC) investments. These investments are initially recorded at the present value of all expected contributions, which are considered unconditional and legally binding. Amortization of LIHTC investments is based on the proportion of tax benefits received in the current year to total estimated tax benefits to be allocated to the Company. Write downs for these investments are recorded when the carrying value of the investment exceeds the present value of remaining benefits and it has been determined that future tax benefits will not be received as expected. Write downs are recorded in net realized capital gains (losses).
Under GAAP, tax credit investments are accounted for under the equity method. Typically, the investment is written down over time as partnership losses are allocated to the Company or when the carrying value of the investment exceeds the total amount of remaining benefits. Activity related to these investments is recorded in net realized gains (losses).
Net Realized Capital Gains (Losses)
Net realized capital gains (losses) are determined on a specific-identification basis.
Nonadmitted Assets
Certain assets designated as nonadmitted and other assets not specifically identified as an admitted asset are excluded from the balance sheets and are charged directly to unassigned funds. Nonadmitted assets are composed principally of certain uncollected premiums and agents’ balances, DTAs, accounts and notes receivable, and other assets. Under GAAP, such assets are included in the balance sheets to the extent the assets are recoverable.
12

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Reinsurance
The Company accounts for reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, and the reserves for policy and contract liabilities are reported net of reinsured amounts. For modified coinsurance agreements, the Company retains the assets and reserves of the underlying business on the balance sheets. The net impact from activity related to modified coinsurance agreements is shown on the reserve adjustment on reinsurance ceded on the statements of operations. For coinsurance with funds withheld agreements, the Company takes a reserve credit for reserves ceded and retains the assets on its balance sheets. A funds withheld liability is established initially for the amount of reserves that were ceded. The reserves are remeasured each period and changes are recorded as an adjustment to the funds withheld liability on the balance sheets.
Initial gains on reinsurance of existing in-force blocks of business are recorded as an increase to surplus, net of federal income tax. This increase to surplus is amortized into income, net of tax, as profits are recognized on the underlying business.
Under GAAP, future policy benefit reserves and policy and contract claims liabilities are reported gross of any related reinsurance recoverables, which are reported as assets. Certain reinsurance contracts meeting risk transfer requirements under SAP have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP. For modified coinsurance agreements that do not qualify for reinsurance accounting under GAAP, the Company establishes a deposit asset, representing ceded reserves, and funds withheld liability, representing the assets supporting ceded reserves. The Company also recognizes an embedded derivative related to the funds withheld assets.
Refer to Note 7 for further discussion.
Benefit Reserves
Aggregate reserves for payment of future life, health, and annuity benefits are based on published tables in accordance with applicable actuarial standards. The reserves are at least as great as the minimum aggregate amounts required by the Department. Liabilities related to other policyholders' funds left on deposit are equal to the account balances. Surrender values on policies do not exceed the corresponding benefit reserves.
Additional reserves are established if the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or if the net premiums exceed the gross premiums on any insurance in-force. For substandard lives, either extra premium is charged or the gross premium for a rated age is charged; mean reserves are determined by computing the regular mean reserve for the plan at any rated age and, in addition, holding one-half of any extra premium charge for the year. The Company does not use anticipated investment income as a factor in its premium deficiency calculation.
Tabular interest, tabular reserves less actual reserves released, and tabular cost are determined by formula. Tabular interest on funds not involving life contingencies for each valuation rate of interest are calculated as the change in reserves minus premiums plus benefits.
The Company waives deduction of deferred fractional premiums upon the death of the insured and returns any premium beyond the date of death.
Reserves for deposit-type contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are equal to deposits received and interest credited to the benefit of the contract holders, less surrenders or withdrawals that represent a return to the contract holders.
Aggregate reserves on group life and accident and health policies represent the estimated ultimate net cost of all reported and unreported claims at the balance sheet date. For group long-term disability and group life premium waiver, the liabilities for losses and loss/claim adjustment expense on reported claims are classified as Disabled Life Reserves (DLR); these reserves are calculated on a seriatim basis using tabular methods and discounted for interest, with assumptions reviewed on an annual basis. The remaining aggregate reserves on these group benefit products are for unreported claims and are classified as incurred but not reported (IBNR); these reserves are calculated using a blend of completion factors and loss ratio assumptions. Assumptions and adequacy are reviewed quarterly.
Under GAAP, policy reserves are calculated based on estimated expected experience or actual account balances. For traditional individual life policies, policy reserves are estimated as the present value of expected future policy benefits less future net premiums. For group long-term disability and group life premium waiver policies, policy reserves are calculated consistent with the method described above under SAP but with assumptions appropriate for GAAP. Liabilities for fixed deferred annuity contracts, and the fixed account portion of FIA, RILA and UL policies are equal to the account value without regard to any surrender fees. The liability for the indexed account portions of contracts with indexed or index-linked features (indexed products) represent the present value of future estimated guaranteed benefits, as well as embedded derivatives related to expected index
13

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
credits on these contracts and policies. The embedded derivatives are recorded at fair value. Indexed products include FIA, RILA, and Indexed UL.
Policy and Contract Claims
Claims reserves on life, and accident and health policies represent the estimated ultimate cost of all reported and unreported claims, net of reinsurance, as of the balance sheet date. The reserves for reported but unpaid claims incurred are estimated using individual valuations and statistical analyses. The liability held for pending life insurance claims is equal to the face amount of the policy. For medical stop-loss, group life and DI policies, and absence management and group voluntary benefits policies, the reserves are for unreported claims and are classified as IBNR and calculated as described above.
Under GAAP, the liability for pending claims for UL policies, including BOLI and variable corporate owned life insurance (COLI) products, equals the net amount at risk, which is the face amount of the policy, less the account value. The IBNR claim liability does not include a provision for adverse deviation.
Asset Valuation Reserve
The asset valuation reserve (AVR) provides a valuation allowance for invested assets and is calculated based on a formula prescribed by the NAIC. This reserve acts to mitigate potential credit-related losses on invested assets. Changes in the AVR are reflected directly in unassigned funds. No such reserve exists under GAAP.
Interest Maintenance Reserve
The IMR defers after-tax realized capital gains (losses) resulting from the effect of changes in the general level of interest rates on the disposal or interest-related impairment of bonds. These deferrals are based on a formula prescribed by the NAIC and are amortized into income over the approximate remaining life of the investment sold or impaired, using the grouped method. Realized interest-related gains or losses that arise from the sale of investments required to provide cash flow to meet "excess withdrawal activity" are excluded from the IMR. Under GAAP, realized investment gains (losses) from sales and impairments are reported in earnings in the period in which the assets are sold, and no such reserve is recorded.
Federal Income Taxes
The Company is included as a member of a consolidated federal income tax return group under the Parent. The method of allocation of current income taxes between the affiliates is subject to a written agreement approved by each respective company’s board of directors. Income tax expense is allocated to those entities within the group as if each individual entity filed a separate return. Current tax credits are determined on the basis of utilization by the consolidated group. The provision for federal income taxes is based on amounts determined to be payable as a result of current year operations. Intercompany balances are settled quarterly.
Deferred federal income taxes are provided for differences between the book and tax bases of assets and liabilities. In determining admissibility, gross DTAs are subject to a statutory valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the gross DTAs will not be realized. The gross DTAs remaining after the application of a statutory valuation allowance, if any, are admitted subject to admissibility tests. Remaining DTAs after application of the admissibility tests are nonadmitted. Changes in deferred taxes are recorded directly to unassigned funds.
Under GAAP, DTAs are recognized only to the extent that it is more likely than not they will be realized. A valuation allowance is established when DTAs cannot be recognized. Changes in deferred taxes are reported in earnings or as a component of AOCI. Refer to Note 11 for further discussion.
Separate Accounts
Separate account assets represent segregated funds administered and invested for the exclusive benefit of policyholders. For variable separate account products, the assets of these separate accounts consist of designated underlying funds and are reported at fair value. Investment risks associated with fair value changes are borne by the policyholders. Separate account liabilities represent reserves established to meet withdrawal and future benefit payment provisions of contracts with these policyholders. The separate account assets are not subject to liabilities arising out of any other business the Company may conduct.
The Company also administers separate accounts for BOLI policyholders. The assets of these accounts include bonds and mortgage loans. Pursuant to the accounting elections discussed above, bonds are held at amortized cost and mortgage loans are held at outstanding principal loan balance less any recognized impairment. The majority of these assets are legally segregated and are not subject to claims that arise out of the Company’s other business activities. The liabilities of these
14

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
separate accounts represent reserves established to meet withdrawal and future benefit payment provisions of contracts with the policyholders.
The Company also administers separate accounts relating to index-linked funds for RILA policyholders. The assets of these accounts include bonds (and bond-like securitizations), mortgage loans, common stock, and derivatives. Pursuant to the accounting elections discussed above, bonds are held at amortized cost, mortgage loans are held at outstanding principal loan balance less any recognized impairment, and common stock and derivatives are carried at fair value. Changes in fair value of index options are reported as net realized capital gains (losses) and as a change in surplus for all other derivative types. Except for contracts issued in Texas, Alaska, and Washington, these assets are not legally segregated and are subject to claims that arise out of the Company's other business activities. The liabilities of these separate accounts represent reserves established to equal the policyholder cash surrender value on index-linked funds.
The operations of all separate accounts, excluding investment gains (losses) allocatable solely to the policyholders, are combined with the general account of the Company on the statements of operations under the appropriate captions. Transactions such as premium deposits, surrenders, and withdrawals are offset by a corresponding increase or decrease in net transfers to the separate accounts.
For variable universal life contracts, the Company offers a secondary guarantee that the policy remains in force even if the policy account value is below zero. For variable annuity contracts with guaranteed minimum death benefits (GMDB), the Company contractually guarantees death benefits that may exceed a policyholder's account balance. The Company reinsures most of the GMDB risk on its variable annuity contracts.
Under GAAP, separate account assets are reported at fair value. Separate account liabilities are set equal to separate account assets. Investment activity accrues directly to the policyholders and are not included in the Company’s revenue. Assets and liabilities associated with BOLI policies and RILA contracts do not qualify for separate account treatment under GAAP, as the Company retains the investment risk.
Subsequent Events
The Company has evaluated the effects of events subsequent to December 31, 2023, and the accounting and disclosure requirements related to subsequent events are included in the financial statements. Management has assessed material subsequent events through March 26, 2024, the date the financial statements were available to be issued.
Reconciliation of Statutory-Basis Amounts to GAAP-Basis Amounts
The following tables present a reconciliation of net income and capital and surplus of the Company, as determined in accordance with SAP to amounts determined in accordance with GAAP:

	Net Income (Loss)
	For the Year Ended December 31,
	2023	2022	2021
Statutory-basis net income (loss), as reported	$91.6	$84.5	$136.8
Add (deduct) adjustments:
Investments	(1,195.1)	321.7	(610.8)
Reserves	644.7	(78.6)	667.9
Policy acquisition costs and VOBA	195.7	142.6	114.8
Goodwill	(56.3)	(56.3)	(56.3)
Other intangible assets	(69.6)	(69.6)	(70.5)
Federal income taxes	197.5	(45.8)	(18.7)
Federal income taxes on net capital gains	(7.2)	(30.8)	(114.7)
Other	21.6	37.1	27.2
Total adjustments	(268.7)	220.3	(61.1)
GAAP-basis net income (loss)	$(177.1)	$304.8	$75.7
15

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	Total Capital and Surplus
	As of December 31,
	2023	2022
Statutory-basis total capital and surplus, as reported	$2,269.0	$2,493.6
Add (deduct) adjustments:
Investments	(527.5)	(2,005.0)
Reserves	7,409.8	3,325.2
Policy acquisition costs and VOBA	1,846.2	1,834.0
Goodwill	337.8	394.1
Other intangible assets	791.5	861.1
Federal income taxes	82.5	133.4
Non-admitted assets	267.2	207.6
Reinsurance liabilities	1,194.1	1,087.8
Funds held under coinsurance agreements	(10,901.8)	(6,105.6)
Other	5.3	48.6
Total adjustments	505.1	(218.8)
GAAP-basis shareholder's equity	$2,774.1	$2,274.8
Accounting Changes and Correction of Errors
Accounting Changes
In 2023, the Company elected to record the realized capital gains (losses) on terminations or maturities of derivative assets under IAC 191-97 in net investment income. Prior to this election, the realized gains (losses) on terminations or maturities of these derivative assets were reported as realized capital gains (losses) in the statement of operations. This change aligns the reporting of amortization and any realized gains (losses) on such terminations or maturities within net investment income on the statement of operations. This election has no impact to net income or surplus.
Correction of Errors
The Company recorded error corrections through aggregate write-ins for gains and losses in surplus totaling $2.8, $8.5, and $16.1 for the years ended December 31, 2023, 2022, and 2021, respectively.
16

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
3. Investments
The book/adjusted carrying value and fair value of investments in bonds, preferred stocks, and common stocks are as follows:

	As of December 31, 2023
	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Bonds:
U.S. government and agencies	$968.4	$5.4	$(6.5)	$967.3
Foreign governments and agencies	69.1	—	(11.7)	57.4
States, territories, and possessions	4.6	—	(0.1)	4.5
Political subdivisions	48.2	0.1	(3.2)	45.1
Special revenue and assessments	559.2	2.1	(39.5)	521.8
Industrial and miscellaneous	19,170.5	229.4	(1,161.6)	18,238.3
Hybrid securities	322.4	1.4	(22.2)	301.6
Collateralized loan obligations:
Industrial and miscellaneous	7,258.3	7.8	(93.8)	7,172.3
Mortgage- and asset-backed securities:
U.S. government and agencies	34.7	0.1	(2.2)	32.6
Special revenue and assessments	183.4	1.0	(32.0)	152.4
Industrial and miscellaneous	3,364.8	20.8	(173.8)	3,211.8
Total bonds	31,983.6	268.1	(1,546.6)	30,705.1
Preferred stocks	106.4	—	(7.1)	99.3
Unaffiliated common stocks	359.7	7.7	(3.1)	364.3
Total	$32,449.7	$275.8	$(1,556.8)	$31,168.7

	As of December 31, 2022
	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Bonds:
U.S. government and agencies	$623.9	$0.2	$(8.5)	$615.6
Foreign governments and agencies	83.8	—	(14.2)	69.6
States, territories, and possessions	6.0	—	(0.2)	5.8
Political subdivisions	54.2	—	(6.1)	48.1
Special revenue and assessments	592.9	0.5	(60.1)	533.3
Industrial and miscellaneous	19,069.6	73.0	(1,754.1)	17,388.5
Hybrid securities	317.5	1.4	(28.2)	290.7
Collateralized loan obligations:
Industrial and miscellaneous	7,170.7	0.4	(320.1)	6,851.0
Mortgage- and asset-backed securities:
U.S. government and agencies	41.7	0.2	(3.0)	38.9
Special revenue and assessments	196.6	0.8	(35.9)	161.5
Industrial and miscellaneous	2,807.1	3.3	(256.7)	2,553.7
Total bonds	30,964.0	79.8	(2,487.1)	28,556.7
Preferred stocks	93.1	—	(8.7)	84.4
Unaffiliated common stocks	419.9	3.2	(20.8)	402.3
Total	$31,477.0	$83.0	$(2,516.6)	$29,043.4

17

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The Company maintains a diversified investment portfolio. The following table presents the composition of the Company's bonds, preferred stocks, and common stocks by sector:

	As of December 31,
	2023		2022
	Fair Value	% of Total	Fair Value	% of Total
Financials	$13,906.9	44.6%	$12,289.6	42.3%
Industrials	2,355.5	7.6	2,462.6	8.5
Utilities	2,302.8	7.4	2,000.9	6.9
Consumer staples	1,983.4	6.4	2,015.2	6.9
Consumer discretionary	1,975.2	6.3	1,757.4	6.1
Energy	1,761.8	5.7	1,994.9	6.9
Health care	1,607.8	5.2	1,636.7	5.6
Communications	1,370.2	4.4	1,450.0	5.0
Other	3,905.1	12.4	3,436.1	11.8
Total	$31,168.7	100.0%	29,043.4	100.0%
The following table summarizes the contractual years to maturity of bonds as of December 31, 2023. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Book/ Adjusted Carrying Value	Fair Value
Years to maturity:
One or less	$1,789.9	$1,771.2
Over one through five	12,021.9	12,030.7
Over five through ten	3,124.3	2,804.9
Over ten	4,206.3	3,529.2
Total with contractual maturity dates	21,142.4	20,136.0
Collateralized loan obligations	7,258.3	7,172.3
Mortgage- and asset-backed securities	3,582.9	3,396.8
Total bonds	$31,983.6	$30,705.1
The following table summarizes the Company’s net investment income:

	For the Year Ended December 31,
	2023	2022	2021
Income:
Bonds	$1,499.7	$1,176.9	$1,095.2
Preferred and common stocks	25.7	19.7	16.2
Mortgage loans	338.4	322.3	312.4
Derivatives (1)	(120.3)	(215.9)	(179.5)
Limited partnerships	(5.1)	(7.4)	(20.7)
Cash, cash equivalents, and short-term investments	113.5	10.7	0.7
Other	3.6	3.6	5.0
Total investment income	1,855.5	1,309.9	1,229.3
Investment expenses	(98.3)	(69.2)	(61.0)
Net investment income	$1,757.2	$1,240.7	$1,168.3
____________________
(1)For the years ended 2023, 2022 and 2021, the balance included $(260.3), $(225.9), and $(211.9), respectively, of amortization of option costs under IAC 191-97. Refer to Note 2 for further discussion.
For the years ended December 31, 2023, 2022, and 2021, respectively, the Company sold, redeemed, or otherwise disposed of 10, 65, and 161 securities as a result of a callable feature, resulting in $0.2, $21.9, and $110.4 of investment income generated from a prepayment penalty and/or acceleration fee.
18

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following table summarizes the realized capital gains (losses) from investment sales, dispositions, and write downs:

	For the Year Ended December 31,
	2023	2022	2021
Bonds	$(138.0)	$(139.7)	$79.9
Preferred and common stocks (1)	32.5	14.5	13.2
Derivatives and other invested assets	87.0	29.2	567.2
Realized capital gains (losses) before federal income taxes and transfer from IMR	(18.5)	(96.0)	660.3
Federal income tax benefit (expense)	19.7	(9.6)	(133.5)
Amount transferred to the IMR	101.3	78.8	(71.0)
Net realized capital gains (losses)	$102.5	$(26.8)	$455.8
____________________
(1)Includes $0.0, $0.0, and $0.0 of losses related to OTTI for the years ended December 31, 2023, 2022, and 2021, respectively.
The following table presents the proceeds from sales of bonds (excluding call and maturity proceeds), and the gross gains and losses realized on those sales:

	For the Year Ended December 31,
	2023	2022	2021
Proceeds from sales of bonds	$5,079.9	$2,743.2	$2,215.7
Gross gains	28.8	49.7	124.1
Gross losses	(137.1)	(121.3)	(22.1)
Unrealized Losses and OTTI
The following tables summarize gross unrealized losses and fair values of the Company’s bonds, preferred stocks, and unaffiliated common stocks, presented by length of time that individual securities have been in a continuous loss position:

	As of December 31, 2023
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Bonds:
U.S. government and agencies	$24.3	$(0.1)	6	$85.2	$(6.4)	7
Foreign governments and agencies	1.3	—	1	56.2	(11.7)	5
States, territories, and possessions	—	—	—	4.5	(0.1)	1
Political subdivision	12.0	(0.2)	1	31.6	(3.0)	9
Special revenue and assessments	14.5	(0.1)	4	447.4	(39.4)	69
Industrial and miscellaneous	950.0	(11.4)	197	12,060.2	(1,150.2)	1,508
Hybrid securities	81.0	(2.9)	12	189.1	(19.3)	18
Collateralized loan obligation	639.4	(2.3)	59	4,676.5	(91.5)	438
Mortgage and asset-backed securities	394.6	(6.1)	62	1,762.4	(201.9)	241
Total bonds	2,117.1	(23.1)	342	19,313.1	(1,523.5)	2,296
Preferred stocks	—	—	—	62.5	(7.1)	5
Unaffiliated common stocks	72.1	(2.8)	14	9.0	(0.3)	6
Total	$2,189.1	$(25.9)	356	$19,384.6	$(1,530.9)	2,307
19

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2022
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Bonds:
U.S. government and agencies	$405.4	$(8.5)	16	$—	$—	—
Foreign governments and agencies	45.9	(3.7)	4	22.4	(10.5)	3
States, territories, and possessions	5.8	(0.2)	1	—	—	—
Political subdivision	31.1	(3.4)	9	16.9	(2.7)	2
Special revenue and assessments	495.5	(59.5)	85	—	(0.6)	1
Industrial and miscellaneous	14,298.2	(1,283.2)	1,743	1,607.8	(470.9)	359
Hybrid securities	211.4	(17.7)	22	50.6	(10.5)	5
Collateralized loan obligation	4,546.1	(193.1)	355	2,290.8	(127.0)	259
Mortgage- and asset-backed securities	1,846.7	(156.1)	237	646.1	(139.5)	85
Total bonds	21,886.1	(1,725.4)	2,472	4,634.6	(761.7)	714
Preferred stocks	—	—	—	36.6	(8.7)	2
Unaffiliated common stocks	225.0	(20.8)	10	—	—	2
Total	$22,111.1	$(1,746.2)	2,482	$4,671.2	$(770.4)	718
The Company reviewed its investments with unrealized losses as of December 31, 2023 and 2022 in accordance with its impairment policy. The Company’s evaluation determined, after the recognition of OTTI, that the remaining declines in fair value were temporary and the Company did not intend to sell these securities at an amount below the carrying value prior to maturity (or recovery). For loan-backed bonds and structured securities, the Company expects to recover the entire amortized cost basis.
The Company uses both quantitative and qualitative criteria to review all securities in its holdings. Based on the Company's experience, investments with amortized cost exceeding estimated fair value by less than 20% do not typically represent a significant risk of impairment under normal market conditions. For those with amortized cost exceeding estimated fair value by over 20% and those that were downgraded by a rating agency, the Company compares the security's implied credit spread to the benchmark spread for bonds with significant credit risk. If the security's spread exceeds the defined tolerance compared to this benchmark, the Company further analyzes the decrease in fair value to determine whether it is an other-than-temporary impaired by considering, among other factors, the following:
•Extent of downgrades of the security by a rating agency;
•Extent and duration of the decline in fair value below cost or amortized cost;
•Financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations, earnings potential, or compliance with terms and covenants of the security;
•Changes in the financial condition of the security’s underlying collateral;
•Nonpayment of scheduled interest, or the reduction or elimination of dividends; and
•Other indications that a credit loss has occurred.
For bonds and preferred stocks, the Company concludes an OTTI has occurred if a security is underwater and there is an intent to sell the security, or it is more likely than not that the Company will be required to sell the security prior to recovery of its amortized cost, considering any regulatory developments, prepayment or call notifications, and the Company's liquidity needs. For OTTI on bonds other than loan-backed and structured securities, an impairment loss equal to the difference between the bond’s carrying value and its fair value is recognized within the statements of operations.
Loan-backed and structured securities are considered other-than-temporarily impaired when the Company has concluded it does not have the intent and ability to retain the security for sufficient time to recover the amortized cost basis, it intends to sell the security prior to maturity at an amount below the carrying value, or it does not expect to recover the entire amortized cost basis even if it has the intent and ability to hold.
When an OTTI has occurred due to the Company’s intent to sell the security or the Company has assessed it does not have the intent and ability to retain the security until sufficient time to recover the amortized cost basis, an impairment loss equal to the difference between the security's carrying value and its fair value is recognized within the statements of operations.
20

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
When an OTTI has occurred because the Company does not expect to recover the entire cost basis, even if the Company has the intent and ability to hold the security, an impairment loss equal to the difference between the security's carrying value and its estimated recovery value is recognized within the statements of operations. The estimated recovery value is calculated as the present value of cash flows expected to be collected, discounted at the effective rate immediately prior to the recognition of the OTTI.
To determine the recovery value of a loan-backed or structured security, the Company performs an analysis related to the underlying issuer including, but not limited to, the following:
•Expected cash flows from the security;
•Creditworthiness;
•Delinquency, debt-service coverage, and loan-to-value ratios on the underlying collateral;
•Underlying collateral values, vintage year, and level of subordination;
•Geographical concentrations; and
•Susceptibility to prepayment due to changes in the interest rate environment.
The Company records OTTI charges on bonds, common stock, and preferred stock as net realized capital losses on the statements of operations. The largest write-downs were from investments in the following sectors:

	For the Year Ended December 31,
	2023		2022		2021
	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. government (1)	$16.5	79.4%	$12.5	40.2%	$8.6	98.9%
Industrials	2.1	9.9%	1.6	5.1	—	—
Consumer discretionary	1.1	5.4%	8.9	28.6	—	—
Financials	0.8	4.0%	2.7	8.7	—	—
Utilities	—	—%	2.1	6.8	—	—
Energy	—	—%	1.3	4.2	0.1	1.1
Communications	—	—%	1.0	3.2	—	—
Other	0.3	1.2%	1.0	3.2	—	—
Impairment losses recognized in earnings	$20.8	100.0%	$31.1	100.0%	$8.7	100.0%
____________________
(1)Impairments on U.S. Federal Government securities are due to the Company's intent to sell and reflect the impact of interest rate movements.
Based on NAIC ratings as of December 31, 2023 and 2022, the Company held below-investment-grade bonds with fair values of $1,173.9 and $994.4, respectively, and book/adjusted carrying values of $1,223.5 and $1,095.6, respectively. These holdings amounted to 3.8% and 3.5% of the Company’s investments in bonds at fair value as of December 31, 2023 and 2022, respectively.
Restricted Assets
The table below provides a summary of restricted assets at book/adjusted carrying value:

	As of December 31,
	2023			2022
	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets
Restricted assets in connection with reinsurance transactions (1)	$13,420.7	25.2%	25.4%	$8,857.8	18.0%	18.0%
Federal Home Loan Bank of Des Moines (FHLB DM) capital stock	147.1	0.3	0.3	127.5	0.3	0.3
State deposits	6.9	—	—	6.9	—	—
Pledged collateral to FHLB DM	5,702.1	10.7	10.8	5,112.1	10.4	10.4
Other pledged collateral	184.6	0.3	0.3	193.7	0.4	0.4
Total restricted assets	$19,461.4	36.6%	36.8%	$14,298.0	29.1%	29.1%
____________________
(1)Includes bonds, stocks, mortgage loans, cash, and other assets contractually restricted to use related to the Company's reinsurance transactions.
21

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Funding Agreements with Federal Home Loan Bank of Des Moines
The Company is a member of the Federal Home Loan Bank of Des Moines (FHLB DM). Membership allows access to the FHLB DM's funding services, which provide an alternative liquidity source, including the ability to obtain loans and issue funding agreements that are collateralized by qualifying assets. The Company has issued funding agreements to the FHLB DM to support an institutional spread program, where the Company earns income primarily from the difference between investment income earned and interest paid on the funding agreements. Maximum borrowing capacity varies based on a percentage of total assets, subject to availability of eligible collateral and internal authorization limits. Eligible collateral includes CMBS, RMBS, government or agency securities, and mortgage loans.
The table below presents amounts related to FHLB DM:

	As of December 31,
	2023	2022
Membership stock – Class B (1)	$10.0	$10.0
Activity stock	137.1	117.5
Total	$147.1	$127.5

Outstanding funding agreements (2)	$3,047.1	$2,937.8
Collateral held at FHLB DM, at carrying value (3)	5,702.1	5,112.1
Actual or estimated borrowing capacity as determined by the Company	4,230.8	3,930.3
____________________
(1)Class B membership stock is eligible for redemption in 6 months to less than 1 year.
(2)The outstanding funding agreements as of December 31, 2023 and 2022 represent the total reserves established, which was recorded in liability for deposit-type contracts on the balance sheets. The outstanding funding agreements as of December 31, 2023 and 2022 also represent the maximum amount outstanding during the years ended December 31, 2023 and 2022, respectively. The Company does not have any prepayment obligations related to the outstanding funding agreements.
(3)As of December 31, 2023 and 2022, the fair value of the Company's collateral held at FHLB DM was $5,288.0 and 4,648.3, respectively. The carrying value and fair value also represent the maximum amount pledged during the years ended December 31, 2023 and 2022, respectively.
Low-Income Housing Tax Credits
The Company held LIHTC investments of $81.3 and $55.0 as of December 31, 2023 and 2022, respectively. As of December 31, 2023, the Company had up to 14 remaining years of unexpired credits related to LIHTC investments. The Company's remaining required holding period for these investments was between 1 and 17 years as of December 31, 2023.
The Company recognized LIHTC tax credits of $4.1, $8.0, and $28.0 during the years ended December 31, 2023, 2022, and 2021, respectively. As of December 31, 2023, the Company had remaining commitments of $73.4 to its LIHTC investments. These properties are not currently subject to any regulatory review.
4. Mortgage Loans
The Company's mortgage loan portfolio is secured by first-mortgage liens on income-producing commercial real estate, primarily in the retail, industrial, and office building sectors. The Company's mortgage loan portfolio is considered a single portfolio segment and class of financing receivables, which is consistent with how the Company assesses and monitors the risk and performance of the portfolio. A large majority of these loans have personal guarantees and all mortgaged properties are inspected annually.
The Company's mortgage loan portfolio is diversified by geographic region, loan size, and scheduled maturity. As of December 31, 2023, the state with the largest concentration of the Company's mortgage loans was California, comprising 27.8% of total outstanding principal. Of the loans in California, 62.6% are related to properties located in Southern California.
The maximum and minimum lending rates for mortgage loans issued during 2023, were 8.8% and 4.3%, respectively. The maximum and minimum lending rates for mortgage loans issued during 2022, were 6.8% and 2.6%, respectively. The maximum and minimum lending rates for mortgage loans issued during 2021 were 4.8% and 2.6%, respectively.
Loans are underwritten based on loan-to-value (LTV) ratios and debt-service coverage ratios (DSCR), as well as detailed market, property, and borrower analyses. The LTV and DSCR are used by the Company to determine the internal credit quality of mortgage loans. The LTV ratio compares the carrying value of the loan to the fair value of the underlying collateral. The DSCR compares a property's net operating income to its debt-service payments. Generally, a lower LTV ratio and higher DSCR indicate a higher quality loan. The Company updates each loan's LTV ratio every quarter based on the carrying value of the property, while property information (such as property value and income for DSCR) is updated annually, primarily during the third quarter.
22

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The maximum LTV for any one loan was 70.0%, 70.0%, and 70.0% for loans funded during the years ended December 31, 2023, 2022, and 2021, respectively. The weighted average LTV ratio for the Company’s mortgage loan portfolio was 44.9% and 45.9% as of December 31, 2023 and 2022, respectively.
The following table sets forth the Company's mortgage loans by credit quality indicator:

	As of December 31, 2023			As of December 31, 2022
	DSCR			DSCR
LTV ratio	1.50x or Greater	Less Than 1.50x	Total	1.50x or Greater	Less Than 1.50x	Total
Less than 65%	$6,521.0	$660.8	$7,181.8	$6,139.9	$442.9	$6,582.8
Between 65% and 80%	277.1	320.6	597.7	250.7	196.8	447.5
Greater than 80%	—	47.4	47.4	1.7	68.4	70.1
Total commercial mortgage loans	$6,798.1	$1,028.8	7,826.9	$6,392.3	$708.1	$7,100.4
Other mortgage loans			24.0			25.0
Total			$7,850.9			$7,125.4
____________________

Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring. As of December 31, 2023 and 2022, no outstanding loans were determined to be non-performing.
5. Derivative Instruments
The Company uses derivative financial instruments to hedge certain portions of its exposure to equity market risk, interest rate risk, and foreign currency exchange risk. Derivative instruments may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company has established policies for managing its derivatives, including prohibitions on derivatives market-making and other speculative derivatives activities.
Derivative Exposures
The following tables present the notional amounts, carrying amounts, and fair values of the Company’s derivative assets and liabilities:

	As of December 31, 2023
		Carrying Amount		Fair Value
	Notional	Assets	Liabilities	Assets	Liabilities
Derivatives designated as cash flow hedges:
Interest rate swaps	$2,358.3	$—	$—	$16.4	$127.1
Cross currency swaps	980.4	27.6	8.8	37.8	7.4
Treasury bond forwards	443.6	—	—	0.7	7.9
Treasury locks	141.0	—	—	—	2.3
Derivatives not designated as hedges:
Index options	11,632.4	227.8	3.3	420.7	4.6
Interest rate caps and floors	1,172.7	1.7	24.8	1.7	24.8
Futures	47.5	15.7	—	15.7	—
Total derivatives	$16,775.9	$272.8	$36.9	$493.0	$174.1
23

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2022
		Carrying Amount		Fair Value
	Notional	Assets	Liabilities	Assets	Liabilities
Derivatives designated as cash flow hedges:
Interest rate swaps	$2,079.6	$—	$—	$—	$170.8
Cross currency swaps	688.8	53.7	0.8	82.7	0.1
Derivatives not designated as hedges:
Index Options	11,742.5	160.2	3.2	162.4	9.2
Interest rate caps and floors	1,172.7	3.1	33.8	3.1	33.8
Futures	13.8	2.6	0.3	2.6	0.3
Other (1)	3,300.0	0.1	—	0.1	—
Total derivatives	$18,997.4	$219.7	$38.1	$250.9	$214.2
_______________________
(1)Includes free-standing swaptions.
Interest Rate Swaps
The Company uses interest rate swaps as part of its interest rate risk management strategy. In an interest rate swap transaction, the Company agrees with other parties to exchange, at specified intervals, the difference between floating-rate and fixed-rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company primarily uses interest rate swaps to synthetically convert variable rate bonds, including investments in collateralized loan obligations, to fixed-rate bonds. These derivatives qualify and are designated as cash flow hedges.
Cross Currency Swaps
The Company uses cross currency swaps as part of its foreign currency risk management strategy to reduce foreign exchange rate risk with respect to the Company's investments denominated in foreign currencies. In a cross currency swap transaction, the Company agrees with other parties to exchange, at specified intervals, one currency for another at a specified rate of exchange. Generally, the notional amount of each currency is exchanged at the maturity of the currency swap by each party. These derivatives qualify and are designated as cash flow hedges.
Treasury Bond Forwards and Treasury Locks
The Company uses treasury bond forwards and treasury locks as part of its interest rate risk management strategy. In a bond forward, the Company agrees to buy or sell a bond at a fixed price on the maturity date. In a treasury lock, the Company agrees to make or receive a payment based upon the difference between the strike rate and current issuance rates. The Company primarily uses treasury bonds forwards and treasury locks to mitigate fluctuations in expected interest income. These derivatives qualify and are designated as cash flow hedges.
Equity Market Contracts – Indexed and Index-linked Products
The Company uses index call options and futures as part of its equity market risk management strategy. The Company offers indexed and index-linked products that permit the contract holder to allocate all or a portion of their account value to an indexed component that credits interest based on the performance of an index, subject to caps, floors, or performance margins set by the Company. The contract holders may elect to rebalance index options at renewal dates, typically annually. As of each renewal date, the Company has the opportunity to re-price the indexed component by establishing revised cap rates or performance margins, subject to contractual guarantees. The Company transacts in index call options and futures according to the portfolio allocation decisions of the contract holders such that the Company is economically hedged with respect to equity returns for the current interest term. These derivatives are not designated for hedge accounting.
Interest Rate Caps and Floors
The Company uses interest rate caps and floors as part of its interest rate risk management strategy pertaining to floating-rate investments. The Company will generally take a long position using an interest rate floor to hedge against the risk of falling reference rates, and may choose to partially or fully finance such floor by taking a short position using an interest rate cap. When done in combination, the long floor and short cap combination is referred to as a collar. The collar provides protection against reference rates falling below the floor’s strike price, but also results in the Company forfeiting potential gains should the reference rates rise above the cap’s strike price. The Company does not designate these derivatives for hedge accounting.
24

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Collateral Arrangements
The Company’s derivative contracts are primarily non-centrally-cleared OTC instruments that are governed by an International Swaps and Derivatives Association (ISDA) Master Agreement. For each Master Agreement, the Company and the counterparty have also entered into a credit support annex (CSA) to reduce the risk of counterparty default in derivative transactions. The CSA requires either party to post cash collateral or other financial assets in accordance with the net exposure from all derivative contracts between the parties. The amount of net exposure is the difference between the derivative contract's fair value and the fair value of the collateral held for the CSA with each counterparty. Collateral amounts required to be posted or received are determined daily based on the net exposure with each counterparty under a master netting agreement.
The Company does not offset recognized collateral amounts pledged or received against the fair value amounts recognized for derivative contracts.
For certain centrally-cleared instruments, the Company is required to post initial margin, which is determined at contract inception, as well as variation margin, which is based on the fair value of the derivative contracts and generally determined on a daily basis. As of December 31, 2023 and 2022, the Company posted initial margin of $41.3 and $40.4, respectively, related to its centrally-cleared derivatives. These amounts are not reflected in collateral presented in the tables below.
In the balance sheets, the Company recognizes cash collateral received in cash, cash equivalents, and short-term investments and the obligation to return cash collateral as a liability. Non-cash collateral received is not recognized in the balance sheets. In the event of default, the counterparty relinquishes claim to the assets pledged as collateral and the Company recognizes the collateral as its own asset recorded at fair value, or, in the case of cash collateral, derecognizes its obligation to return collateral.
The following table presents the potential effect of netting arrangements on the Company's balance sheets:

	Fair Value	Financial Instruments (1)	Cash Collateral Received (2)	Net Amount	Securities Collateral (3)	Net Amount After Securities Collateral
December 31, 2023
Derivative assets	$493.0	$(174.1)	$(325.9)	$(7.0)	$(17.4)	$(24.4)
Derivative liabilities	174.1	(133.2)	—	40.9	(2.0)	38.9
December 31, 2022
Derivative assets	$250.9	$(214.2)	$(158.5)	$(121.8)	$(10.4)	$(132.2)
Derivative liabilities	214.2	(214.2)	—	—	—	—
____________________
(1)Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the balance sheet.
(2)Amounts exclude excess of cash collateral received from the counterparty.
(3)Securities collateral received from counterparties is not reported on the balance sheets and may or may not be sold or re-pledged unless the counter party is in default. Amounts do not include excess of collateral pledged or received.
6. Fair Value of Financial Instruments
The Company determines the fair value of its financial instruments based on the fair value hierarchy, which favors the use of observable inputs over the use of unobservable inputs when measuring fair value. The Company uses the same pricing methodology and sources as utilized for obtaining GAAP fair values.
The Company has categorized its financial instruments into the three-level hierarchy, which gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The level assigned to a fair value measurement is based on the lowest-level input that is significant to the measurement. The fair value measurements for the Company's financial instruments are categorized as follows:
•    Level 1 – Unadjusted quoted prices in active markets for identical instruments.
•    Level 2 – Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-derived valuations whose inputs are observable, and market corroborated inputs. This category includes those financial instruments that are valued using industry-standard pricing methodologies or models. All significant inputs are observable or derived from observable information in the marketplace.
•    Level 3 – Fair value estimates whose significant inputs are unobservable. This includes financial instruments for which fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on or corroborated by readily available market information. In limited circumstances, this may also utilize estimates based on non-binding broker quotes.
25

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following tables present financial instruments carried at fair value:

	As of December 31, 2023
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$0.8	$—	$0.8
Preferred stocks	—	43.9	—	43.9
Unaffiliated common stocks	217.2	147.1	—	364.3
Derivatives	15.7	70.5	11.9	98.1
Separate account assets (1)	1,033.8	312.4	13.8	1,360.0
Total assets at fair value (2)	$1,266.7	$574.7	$25.7	$1,867.1

Liabilities at fair value:
Derivatives	$—	$24.9	$0.3	$25.3
Separate account liabilities	—	45.3	1.3	46.6
Total liabilities at fair value	$—	$70.3	$1.7	$71.9
____________________
(1)Does not include amounts related to invested assets that are measured using the net asset value (NAV) as a practical expedient. The fair value of these investments was $15.3 as of December 31, 2023.
(2)Does not include amounts related to alternative investments that are measured using the NAV practical expedient. The fair value of these investments was $505.3 as of December 31, 2023. These investments have varying investment strategies, and redemption terms and conditions.

	As of December 31, 2022
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$0.2	$—	$0.2
Preferred stocks	—	27.4	—	27.4
Unaffiliated common stocks	274.8	127.5	—	402.3
Derivatives	2.6	41.8	11.2	55.6
Separate account assets (1)	1,002.9	111.2	4.4	1,118.5
Total assets at fair value (2)	$1,280.3	$308.1	$15.6	$1,604.0

Liabilities at fair value:
Derivatives	$0.3	$33.8	$0.4	$34.6
Separate account liabilities	—	75.8	9.1	84.9
Total liabilities at fair value	$0.3	$109.6	$9.5	$119.5
____________________
(1)Does not include amounts related to alternative investments that are measured using the NAV practical expedient. The fair value of these investments was $14.0 as of December 31, 2022. These investments have varying investment strategies, and redemption terms and conditions.
(2)Does not include amounts related to alternative investments that are measured using the NAV practical expedient. The fair value of these investments was $488.6 as of December 31, 2022. These investments have varying investment strategies, and redemption terms and conditions.
26

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following tables present the book/adjusted carrying values and corresponding fair values of financial instruments subject to fair value disclosure requirements, categorized by the fair value hierarchy described above:

	As of December 31, 2023
	Carrying Values	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$31,983.6	$30,705.1	$60.8	$29,943.7	$700.6
Preferred stocks	106.4	99.3	—	99.3	—
Unaffiliated common stocks	364.3	364.3	217.2	147.1	—
Mortgage loans	7,850.9	7,318.5	—	—	7,318.5
Limited partnerships (1)	81.3	60.9	—	—	60.9
Cash, cash equivalents, and short-term investments	2,258.9	2,156.9	1,294.6	862.3	—
Derivatives	272.8	493.0	15.7	419.2	58.1
Separate account assets (2)	8,052.5	7,375.2	1,095.0	5,556.6	723.7
Financial liabilities:
Derivatives	36.9	174.1	—	173.1	1.0
Separate account liabilities	43.8	46.6	—	45.3	1.3
Deposit-type contracts	4,212.7	4,433.3	—	—	4,433.3
____________________
(1)Does not include amounts related to alternative investments that are measured using the NAV practical expedient. The fair value of these investments was $505.3 as of December 31, 2023. These investments have varying investment strategies, and redemption terms and conditions.
(2)Does not include amounts related to invested assets that are measured using the NAV as a practical expedient. The fair value of these investments was $15.3 as of December 31, 2023.

	As of December 31, 2022
	Carrying Values	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$30,964.0	$28,556.7	$—	$28,129.7	$427.0
Preferred stocks	93.1	84.4	—	84.4	—
Unaffiliated common stocks	402.3	402.3	274.8	127.5	—
Mortgage loans	7,125.4	6,522.2	—	—	6,522.2
Limited partnerships (1)	55.0	22.9	—	—	22.9
Cash, cash equivalents, and short-term investments	958.6	958.5	585.4	373.1	—
Derivatives	219.7	250.9	2.6	214.8	33.5
Separate account assets (2)	7,457.4	6,592.9	1,039.8	4,972.9	580.2
Financial liabilities:
Derivatives	38.1	214.2	0.3	213.1	0.8
Separate account liabilities	84.9	84.9	—	75.8	9.1
Deposit-type contracts	4,205.6	4,265.0	—	—	4,265.0
____________________
(1)Does not include amounts related to alternative investments that are measured using the NAV practical expedient. The fair value of these investments was $488.6 as of December 31, 2022. These investments have varying investment strategies, and redemption terms and conditions.
(2)Does not include amounts related to invested assets that are measured using the NAV as a practical expedient. The fair value of these investments was $14.0 as of December 31, 2022.
Financial Instruments Measured at Fair Value on a Recurring Basis
Unaffiliated Common Stocks
The Company's unaffiliated common stocks primarily include FHLB DM common stock and publicly traded common stocks. The FHLB DM common stock is based on redeemable par value and is classified as a Level 2 measurement. The publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified as a Level 1 measurement.
27

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Derivatives
A majority of the derivatives are index options that consist primarily of Standard & Poor's 500 Index® (S&P 500) options. The fair values of these index options were determined using option pricing models. Significant inputs include index implied volatilities, index dividend yields, index prices, a risk-free rate, option term, and strike price. As these inputs are observable, most index options are classified as a Level 2 measurement. Options without public and observable inputs are classified as a Level 3 measurement.
Separate Account Assets and Liabilities
Separate account assets related to the Company's variable products are primarily invested in mutual funds with published NAVs and are classified as a Level 1 measurement. Separate account assets and liabilities related to the Company's RILA products include investments in derivatives, which are valued using the same methodologies described above.
Other Financial Instruments Subject to Fair Value Disclosure Requirements
Bonds
Bonds are primarily classified as Level 2 measurements. To make this assessment, the Company determines whether the market for a security is active and if significant pricing inputs are observable. The Company predominately utilizes third-party independent pricing services that use evaluated pricing models to assist management in determining the fair value of its bonds.
As many of these bonds do not trade on a daily basis, evaluated pricing models apply available information through processes such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing to prepare valuations. The significant inputs for these bond valuations include benchmark U.S. Treasury or other yields, spread off the U.S. Treasury yield curve for identical securities, reported trades, broker-dealer quotes, comparable securities that are actively traded, issuer spreads, two-sided markets, benchmark securities, bids, offers, and other reference data, including market research publications. In addition, for mortgage- and asset-backed securities, the pricing services use models and processes to develop prepayment and interest rate scenarios. The pricing services monitor market indicators, industry and economic events, and their models take into account market convention.
In situations where the Company is unable to obtain sufficient market-observable information upon which to estimate the fair value of a particular security, fair values are determined using internal pricing models that typically utilize significant, unobservable market inputs or inputs that are difficult to corroborate with observable market data. Such measurements are classified as Level 3 and typically include private placements and other securities that pricing services are unable to price.
Preferred Stocks
The fair values of preferred stocks are valued by pricing services utilizing evaluated pricing models. These valuations are created based on benchmark curves using industry standard inputs and exchange prices of underlying securities of the same issuer. As these inputs are considered observable, preferred stocks are classified as a Level 2 measurement.
Mortgage Loans
The fair values of the Company’s mortgage loans are determined by discounting the projected future cash flows using a discount rate equal to the risk-free rate plus a valuation spread. The valuation spread is an unobservable input that includes management's assumptions of the impact of credit risks. Significant increases or decreases in this spread results in significant changes in fair value; therefore, mortgage loans are classified as a Level 3 measurement.
Limited Partnerships
The fair value of the Company's investment in limited partnerships involved in tax credit investments is estimated based on the discounted future economic benefits over the remaining life of each investment, using a market rate of return based on similar investments observed by brokers. The future economic benefits are based on assumptions about the partnerships' future performance and related tax benefits passed through to the Company, net of the Company's obligations to make future investment contributions. Because these estimates utilize significant unobservable inputs, investments in limited partnerships are classified as a Level 3 measurement.
Cash, Cash Equivalents, and Short-Term Investments
Cash and cash equivalents consist of demand bank deposits and short-term highly liquid investments with original maturities of three months or less at the time of purchase. Because cash equivalents are readily convertible to known amounts of cash, carrying value generally approximates fair value and are primarily classified as Level 1. Short-term investments consist of investments with a maturity date of less than one year. The majority of these investments are bonds which are classified as a Level 2 measurement.
28

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Derivatives
Cross currency swaps and interest rate swaps are valued using an income approach. These swaps are priced using a discounted cash flow model. The significant inputs for cross currency swaps include the projected cash flows, currency spot rates, swap yield curve, and cross currency basis curve. As these inputs are observable, the cross currency swaps valuation is classified as a Level 2 measurement. The significant inputs for interest rate swaps include the projected cash flows, timing of payments, the discount rate, and the forward rate. As these inputs are observable, the interest rate swaps valuation is classified as a Level 2 measurement.
Separate Account Assets and Liabilities
Separate account assets related to the Company's fixed BOLI and RILA products primarily consist of bonds, commercial mortgage loans, and cash that are valued using the same methodologies described above.
Deposit-type Contracts
Deposit-type contracts consist of FHLB funding agreements and certain annuities with payout provisions which do not include life contingencies within the scope of SSAP 100R - Fair Value. The fair values for these investments are generally derived from the present value of liability cash flows. The significant inputs include the projected liability cash flows from actuarial cash flow testing models and discount rates that are representative of the Company's financial strength ratings. As these inputs are unobservable, they are classified as Level 3 investments.
Rollforward of Assets and Liabilities Measured and Reported as Level 3
The following table presents additional information about assets and liabilities measured and reported at fair value and for which significant unobservable inputs (Level 3) were utilized to determine fair value:

	For the Year Ended December 31,
	2023	2022
Balance, beginning of period	$5.5	$7.9
Total gains (losses) included in net income	(6.4)	(3.8)
Total gains (losses) included in surplus	—	(15.1)
Purchases	13.2	13.7
Sales	—	(0.1)
Settlements	(0.4)	8.6
Balance, end of period	$11.9	$11.2
7. Reinsurance
The Company uses reinsurance across its businesses to spread risk and limit losses. The Company remains liable to its policyholders to the extent that counterparties to reinsurance contracts do not meet their obligations. The following summarizes the Company's reinsurance coverage by product type:
•Medical Stop-Loss. Starting in 2022, the Company reinsures the excess of $3.25 per individual claim; previously, the Company reinsured $3.0 per individual claim.
The Company has a coinsurance with funds withheld arrangement to manage its risk-based capital position on a majority of its stop-loss policies. This agreement does not qualify for reinsurance accounting under GAAP.
•Group Life & DI. Starting in 2019, the Company primarily reinsures group life mortality risk in excess of $0.35 per individual and line of coverage. The Company reinsures morbidity risk in excess of $8.0 thousand of gross monthly benefit per life. The Company also has catastrophic coverage for group life policies.
•Deferred Annuities. The Company had a reinsurance agreement to manage its statutory capital position related to fixed deferred and fixed indexed annuities that have a guaranteed return of premium feature and were issued beginning in 2017. This agreement does not qualify for reinsurance accounting under GAAP. The Company recaptured the treaty as of October 1, 2023.
The Company has a coinsurance with funds withheld arrangement to manage its statutory capital position on a block of FIA policies with guaranteed lifetime withdrawal benefits issued from January 1, 2021 through December 31, 2023. The amount of reinsurance credit taken under this agreement for policies in-force was $202.7 and $138.3 as of December 31, 2023 and 2022, respectively. This agreement does not qualify for GAAP reinsurance accounting.
29

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The Company has a reinsurance agreement for an 80% quota share of certain fixed indexed annuities and fixed deferred annuities issued beginning January 1, 2022. This agreement does not qualify for reinsurance accounting under GAAP. See Deferred Annuity New Business Reinsurance Transaction discussion below.
•Income Annuities. The Company has a reinsurance agreement to transfer financial responsibility for its in-force block of income annuity contracts, which consists of all of the Company's structured settlements and a smaller block of SPIAs. This agreement does not qualify for reinsurance accounting under GAAP. See Income Annuities Inforce Reinsurance Transaction discussion below.
•Individual Life. The Company's reinsurance coverage varies by product, policy issue year, and issue age of the insured. For fully underwritten policies issued subsequent to April 2017, the Company retains up to a maximum of $5.0 per life. For fully underwritten policies issued between March 2013 and April 2017, the Company retains up to a maximum of $3.0 per life.
The Company has a coinsurance with funds withheld reinsurance arrangement to manage its statutory capital position on a block of term life insurance policies subject to principle-based reserving method issued subsequent to January 1, 2020 and a block of term life insurance policies subject to Regulation XXX issued prior to 2020. The amount of reinsurance credit taken under this agreement for policies in-force was $327.4 and $275.0 as of December 31, 2023 and 2022, respectively. This agreement does not qualify for reinsurance accounting under GAAP.
The Company has a coinsurance with funds withheld and a yearly renewable term reinsurance arrangement to manage its statutory capital position on a block of UL policies with secondary guarantees largely issued between January 2015 and December 2019. This agreement does not qualify for reinsurance accounting under GAAP.
The Company has a coinsurance with funds withheld arrangement with a third party reinsurer, as well as an excess loss reinsurance agreement with its subsidiary, Symetra National Life Insurance Company, to manage its statutory capital position on survivorship guaranteed universal life policies. This agreement does not qualify for reinsurance accounting under GAAP.
In addition, the Company has a funds withheld reinsurance agreement with its wholly-owned subsidiary, Symetra Reinsurance Corporation. The Company ceded all net policy liabilities related to a block of universal life insurance policies with secondary guarantees issued on or before December 31, 2014. The related reinsurance reserve credit taken was $301.2 and $285.8 as of December 31, 2023 and 2022, respectively. The balance of funds withheld was $226.3 and $213.2 as of December 31, 2023 and 2022, respectively. This agreement does not qualify for reinsurance accounting under GAAP.
Reserve credit taken for all ceded reinsurance was $2,073.1 and $1,856.5 as of December 31, 2023 and 2022, respectively.
The Company evaluates the financial condition of its reinsurers to monitor its exposure to losses from reinsurers’ insolvencies. The Company analyzes reinsurance recoverables, net of assets held in trust and funds withheld required by the related reinsurance agreements, according to the credit ratings and financial health of its reinsurers and is not aware of any of its major reinsurers currently experiencing financial difficulties. Excluding the Income Annuities Inforce Reinsurance Transaction and Deferred Annuity New Business Reinsurance Transaction discussed below, as of December 31, 2023, $913.0 of net reinsurance recoverables was related to four reinsurers, representing 91.7% of the total amount due from reinsurers. As of December 31, 2022, $690.8 of net reinsurance recoverables was related to four reinsurers, representing 88.0% of the total amount due from reinsurers. Of the total amounts due from reinsurers, 99.0% and 98.2%, respectively, was with reinsurers rated A- or higher by A.M. Best as of December 31, 2023 and 2022. During 2023, the Company had a write-off of $1.3 due to the settlement of a reinsurance recoverable. The Company had no write-offs or reserves for uncollectible reinsurance in 2022.
Income Annuities Inforce Reinsurance Transaction
The Company has a 100% modified coinsurance agreement (Income Annuities Inforce Reinsurance Transaction), which was effective as of July 1, 2018, for the Company's in-force block of income annuities, which included all of the Company's structured settlement annuities, and a smaller amount of retail SPIA. As of December 31, 2023 and 2022, the related reserves were $4.7 billion and $4.9 billion, respectively. The Company continues to service the reinsured business and hold the associated invested assets and policyholder liabilities on its balance sheets. The reinsurer is responsible for the management of invested assets, subject to investment management guidelines.
Associated with the Income Annuities Inforce Reinsurance Transaction, a portion of the ceding commission was recorded as an adjustment to liability for deposit-type contracts on the Company's balance sheets and is amortized over the life of the contracts into benefits expense. The withheld assets supporting the net statutory reserves of the reinsured business are reported as investments on the balance sheets and are legally owned by the Company.
The Company remains liable to its policyholders to the extent that the reinsurer does not meet its contractual obligations. In the event of the reinsurer's insolvency, the Company would reclaim the withheld assets supporting the reserve liabilities. The
30

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Company has the ability to offset amounts due to the reinsurer with amounts owed from the reinsurer, as well as access to amounts held in trust, which reduces the risk of loss.
Deferred Annuity New Business Reinsurance Transaction
In 2022, the Company entered into a modified coinsurance agreement (Deferred Annuity New Business Reinsurance Transaction) with Symetra Bermuda Re, Ltd. (SBR), an affiliated Bermuda reinsurer wholly-owned by the Parent, to reinsure an 80% quota share of certain fixed indexed annuities and fixed deferred annuities issued beginning January 1, 2022. At inception, the Company paid SBR an initial settlement of $2.1 billion, comprised primarily of $2.3 billion of ceded premium, less a ceding commission of $0.2 billion. The Company continues to write new business and service the reinsured annuities. As of December 31, 2023 and 2022, the related reserves were $7.9 billion and $3.1 billion, respectively. Additionally, the associated invested assets and policyholder liabilities are held on the Company's balance sheets. Symetra Investment Management Company (SIM), an affiliated registered investment advisor wholly-owned by the Parent, is responsible for the management of invested assets, subject to investment management guidelines, as part of the Company's Investment Management Agreement (IMA). Refer to Note 13 for further discussion on the IMA with SIM.
On a quarterly basis, the Company pays premiums, net of surrenders and a ceding and expense allowance, to the reinsurer. The ceded premiums are recorded as premiums and annuity considerations and the ceding and expense allowance received is recorded as commission and expense allowance on reinsurance ceded on the statements of operations. The ceding allowance percentage received changes each quarter as part of the quarterly pricing process. Surrender benefits ceded are recorded as surrender and maturity benefits on the statements of operations. The remaining difference between the assets withheld and reserves ceded is settled with the reinsurer and recorded in reserve adjustment on reinsurance ceded on the statements of operations. The withheld assets supporting the net statutory reserves of the reinsured business are reported as investments on the balance sheets and are legally owned by the Company.
The following table presents significant reinsurance activities between the Company and SBR:

	For the Year Ended December 31,
	2023	2022	2021
Ceded premiums	$4,767.2	$2,282.2	$—
Ceded surrenders	(167.7)	(21.6)	—
Ceding and expense allowance	(304.6)	(165.4)	—
The Company remains liable to its policyholders to the extent that the reinsurer does not meet its contractual obligations. In the event of the reinsurer's insolvency, the Company would reclaim the withheld assets supporting the reserve liabilities. The Company has the ability to offset amounts due to the reinsurer with amounts owed from the reinsurer.
31

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Premiums and Annuity Considerations
The following table sets forth the effect of reinsurance on premiums and annuity considerations. It is disaggregated by accident and health, and life insurance and annuity products, which are short- and long-duration contracts, respectively.

	For the Year Ended December 31,
	2023	2022	2021
Premiums and annuity considerations
Direct life insurance in-force	$183,201.0	$152,116.2	$141,934.1

Direct:
Accident and health	1,356.7	1,139.1	933.1
Life insurance	990.7	920.6	858.2
Annuity	6,849.3	5,287.8	3,632.6
Total direct premiums	9,196.7	7,347.5	5,423.9
Assumed:
Accident and health	—	—	0.1
Annuity	—	—	0.1
Total assumed premiums	—	—	0.2
Ceded:
Accident and health	(824.8)	(593.8)	(451.4)
Life insurance	(146.4)	(158.8)	(360.1)
Annuity	(4,697.1)	(3,144.6)	(3.6)
Total ceded premiums	(5,668.3)	(3,897.2)	(815.1)
Net premiums and annuity considerations	$3,528.4	$3,450.3	$4,609.0

Percentage of amount assumed to net	—%	—%	—%
Ceded reinsurance reduced the Company’s claims reported on the statements of operations by $816.2, $599.8, and $493.4 for the years ended December 31, 2023, 2022, and 2021, respectively.
8. Life and Annuity Reserves
The following tables present the Company’s annuity reserves and deposit fund liabilities by withdrawal characteristics, including those held in separate account liabilities:

	As of December 31, 2023
Individual Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$8,863.2	$—	$8,863.2	27.6%
At book value less surrender charge of 5% or more (1)	10,088.0	1,870.1	11,958.1	37.2
At fair value	—	291.8	291.8	0.9
Total with adjustment or at fair value	18,951.2	2,161.9	21,113.1	65.7
At book value without adjustment (minimal or no charge or adjustment)	6,346.0	—	6,346.0	19.8
Not subject to discretionary withdrawal	4,656.9	—	4,656.9	14.5
Total gross individual annuity actuarial reserves	29,954.1	2,161.9	32,116.0	100.0%
Less: reinsurance ceded	205.2	—	205.2
Total net individual annuity actuarial reserves	$29,748.9	$2,161.9	$31,910.8
____________________
(1)Includes $2,434.5 general account and $134.7 non-guaranteed separate account that will have less than 5% surrender charge and thus be reported with the amounts at book value with minimal or no charge or adjustment for the first time within the year subsequent to December 31, 2023.
32

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2023
Group Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$54.7	$—	$54.7	8.8%
At fair value	—	141.0	141.0	22.6
Total with adjustment or at fair value	54.7	141.0	195.7	31.3
At book value without adjustment (minimal or no charge or adjustment)	428.3	—	428.3	68.6
Not subject to discretionary withdrawal	0.7	—	0.7	0.1
Total group annuity actuarial reserves	$483.7	$141.0	$624.7	100.0%

	As of December 31, 2023
Deposit-type Contracts	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$61.2	$—	$61.2	1.4%
At fair value	—	0.2	0.2	—
Total with adjustment or at fair value	61.2	0.2	61.4	1.4
At book value without adjustment (minimal or no charge or adjustment)	29.5	—	29.5	0.7
Not subject to discretionary withdrawal	4,211.2	—	4,211.2	97.9
Total gross deposit-fund liabilities	4,301.9	0.2	4,302.1	100.0%
Less: reinsurance ceded	46.0	—	46.0
Total net deposit-fund liabilities	$4,255.9	$0.2	$4,256.1

	As of December 31, 2022
Individual Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$7,262.4	$—	$7,262.4	24.4%
At book value less surrender charge of 5% or more (1)	9,687.9	1,292.6	10,980.5	36.8
At fair value	—	267.7	267.7	0.9
Total with adjustment or at fair value	16,950.3	1,560.3	18,510.6	62.1
At book value without adjustment (minimal or no charge or adjustment)	6,993.9	—	6,993.9	23.4
Not subject to discretionary withdrawal	4,322.4	—	4,322.4	14.5
Total gross individual annuity actuarial reserves	28,266.6	1,560.3	29,826.9	100.0%
Less: reinsurance ceded	147.4	—	147.4
Total net individual annuity actuarial reserves	$28,119.2	$1,560.3	$29,679.5
____________________
(1)Includes $2,377.7 that will have less than 5% surrender charge and thus be reported with the amounts at book value with minimal or no charge or adjustment for the first time within the year subsequent to December 31, 2022.

33

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2022
Group Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$61.4	$—	$61.4	9.5%
At fair value	—	132.7	132.7	20.5
Total with adjustment or at fair value	61.4	132.7	194.1	30.0
At book value without adjustment (minimal or no charge or adjustment)	452.7	—	452.7	69.9
Not subject to discretionary withdrawal	0.7	—	0.7	0.1
Total group annuity actuarial reserves	514.8	132.7	647.5	100.0%

	As of December 31, 2022
Deposit-type Contracts	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$66.0	$—	$66.0	1.5%
At fair value	—	0.6	0.6	—
Total with adjustment or at fair value	66.0	0.6	66.6	1.5
At book value without adjustment (minimal or no charge or adjustment)	32.1	—	32.1	0.7
Not subject to discretionary withdrawal	4,205.1	—	4,205.1	97.8
Total gross deposit-fund liabilities	4,303.2	0.6	4,303.8	100.0%
Less: reinsurance ceded	53.2	—	53.2
Total net deposit-fund liabilities	$4,250.0	$0.6	$4,250.6
Total annuity actuarial reserves and deposit fund liabilities were as follows:

	As of December 31,
	2023	2022
Annuity reserves	$30,232.6	$28,634.0
Liability for deposit-type contracts	4,255.9	4,250.0
Separate account – annuity reserves and liability for deposit-type contracts	2,302.9	1,693.0
Other	0.2	0.6
Total net annuity actuarial reserves and liability for deposit-type contracts	$36,791.6	$34,577.6
34

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following tables present the Company's life reserves by withdrawal characteristics, including those held in separate account liabilities:

	As of December 31, 2023
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$3.0	$9.2
Universal life	1,105.6	1,086.6	1,223.6
Universal life with secondary guarantees	1,157.0	882.3	2,481.4
Indexed universal life with secondary guarantees	1,381.2	968.8	1,075.8
Other permanent cash value life insurance	—	49.1	51.5
Variable universal life	57.8	57.8	66.6
Miscellaneous reserves	—	2.4	2.4
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	XXX	XXX	433.8
Accidental death benefits	XXX	XXX	0.2
Disability – active lives	XXX	XXX	0.7
Disability – disabled lives	XXX	XXX	43.6
Miscellaneous reserves	XXX	XXX	221.8
Total life insurance reserves	3,701.6	3,050.0	5,610.6
Less: reinsurance ceded	—	—	1,841.4
Total net life insurance reserves	$3,701.6	$3,050.0	$3,769.2

	As of December 31, 2023
	Separate Account with Guarantees			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$4,919.3	$4,919.3	$4,919.3	$—	$—	$—
Variable universal life	—	—	—	604.9	594.8	594.8
Total life insurance reserves	$4,919.3	$4,919.3	$4,919.3	$604.9	$594.8	$594.8

35

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2022
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$2.5	$8.9
Universal life	1,110.8	1,111.9	1,230.7
Universal life with secondary guarantees	1,132.2	800.3	2,177.2
Indexed universal life with secondary guarantees	1,068.2	782.3	837.3
Other permanent cash value life insurance	—	51.4	54.0
Variable universal life	55.9	55.9	70.4
Miscellaneous reserves	—	3.0	3.0
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	XXX	XXX	402.7
Accidental death benefits	XXX	XXX	0.2
Disability – active lives	XXX	XXX	0.8
Disability – disabled lives	XXX	XXX	43.3
Miscellaneous reserves	XXX	XXX	230.6
Total life insurance reserves	3,367.1	2,807.3	5,059.1
Less: reinsurance ceded	—	—	1,679.7
Total net life insurance reserves	$3,367.1	$2,807.3	$3,379.4

	As of December 31, 2022
	Separate Account with Guarantees			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$4,867.3	$4,867.3	$4,867.3	$—	$—	$—
Variable universal life	—	—	—	601.4	591.1	591.1
Total life insurance reserves	$4,867.3	$4,867.3	$4,867.3	$601.4	$591.1	$591.1

Total life insurance reserves were as follows:

	As of December 31,
	2023	2022
Life insurance reserves	$3,614.0	$3,232.2
Accidental death benefits reserves	0.2	0.2
Disability – active lives reserves	0.7	0.8
Disability – disabled lives reserves	41.0	40.7
Miscellaneous reserves	113.3	105.5
Separate account life insurance reserves	5,514.1	5,458.4
Total net life insurance reserves	$9,283.3	$8,837.8
As of December 31, 2023 and 2022, the Company had $8,871.8 and $8,202.0, respectively, of insurance in-force for which the gross premiums were less than the net premiums according to the standard valuation established by the Department. Related reserves of $216.9 and $225.2 as of December 31, 2023 and 2022, respectively, were included in life and annuity reserves.
36

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
9. Liability for Unpaid Claims
The following table provides a reconciliation of the beginning and ending liability balances for unpaid claims, net of reinsurance recoverables:

	For the Year Ended December 31,
	2023	2022	2021
Balance, beginning of the year	$633.2	$599.5	$549.4
Less: reinsurance recoverables	214.6	205.3	133.2
Net balance, beginning of the year	418.6	394.2	416.2
Add provision for claims, net of reinsurance, occurring in:
Current year	663.9	630.3	647.1
Prior years	2.5	(18.7)	(44.3)
Net incurred losses during the year	666.4	611.6	602.8
Deduct payments for claims, net of reinsurance, occurring in:
Current year	425.1	408.9	435.3
Prior years	208.5	178.3	189.5
Net claim payments during the current year	633.6	587.2	624.8
Valuation basis change and corrections	(6.5)	—	—
Net balance, end of year	444.9	418.6	394.2
Add: reinsurance recoverables	265.3	214.6	205.3
Balance, end of year	$710.2	$633.2	$599.5
Liabilities for unpaid claims are recorded in policy and contract claims, life and annuity reserves, and accident and health reserves on the balance sheets. The Company uses estimates in determining its liability for unpaid claims. These estimates are primarily based on historical claim payment patterns and expected loss ratios to provide for the inherent variability in claim patterns and severity. For the year ended December 31, 2023, the change in incurred claims related to prior years was primarily due to unfavorable claims experience on the Company's medical stop-loss and individual life policies.
10. Capital and Surplus
The NAIC establishes certain risk-based capital (RBC) requirements for life and health insurance companies. Under those requirements, the amount of capital and surplus to be maintained by a life and health insurance company is determined based on various risk factors. As of December 31, 2023 and 2022, the Company exceeded the minimum capital and surplus and RBC requirements.
Under Iowa law, the Company may pay dividends only from the earned surplus arising from its business and must receive the prior approval of the Department to pay stockholder dividends or make any other distribution if such distributions would exceed certain statutory limitations. Iowa law gives the Department discretion to disapprove requests for distributions in excess of these limits. Extraordinary dividends include those made within the preceding twelve months that exceed the greater of (i) 10% of statutory policyholder surplus as of the previous year-end or (ii) the statutory net gain from operations from the previous calendar year. Based on December 31, 2023 statutory results, the maximum dividend that may be paid without prior approval in 2024 is $226.9.
During 2023, the Company paid $207.0 of dividends to its Parent. During 2022 and 2021, the Company did not pay dividends to its Parent.
The following table presents the cumulative increase (reduction) of unassigned funds related to the following items:

	As of December 31,
	2023	2022
Net unrealized gains (losses)	$9.6	$(51.5)
Nonadmitted assets	(267.3)	(207.6)
Separate accounts	244.3	255.7
Asset valuation reserve	(591.6)	(362.6)
37

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
11. Income Taxes
The components of DTAs and deferred tax liabilities (DTLs) are as follows:

	As of December 31, 2023			As of December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$435.4	$11.3	$446.7	$353.5	$20.2	$373.7	$81.9	$(8.9)	$73.0
DTAs nonadmitted	(177.8)	(6.8)	(184.6)	(131.8)	(9.4)	(141.2)	(46.0)	2.6	(43.4)
Subtotal admitted DTAs	257.6	4.5	262.1	221.7	10.8	232.5	35.9	(6.3)	29.6
Less: DTLs	93.9	15.3	109.2	87.7	2.2	89.9	6.2	13.1	19.3
Net admitted DTAs	$163.7	$(10.8)	$152.9	$134.0	$8.6	$142.6	$29.7	$(19.4)	$10.3
The admission calculation components are as follows:

	As of December 31, 2023			As of December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$3.3	$3.3	$—	$10.5	$10.5	$—	$(7.2)	$(7.2)
(1) Adjusted gross DTAs expected to be realized following the balance sheet date	164.7	—	164.7	135.1	—	135.1	29.6	—	29.6
(2) Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	408.9	XXX	XXX	409.1	XXX	XXX	(0.2)
Adjusted gross DTAs expected to be realized after application of the limitation threshold (lesser of (1) and (2))	164.7	—	164.7	135.1	—	135.1	29.6	—	29.6
Adjusted gross DTAs offset by gross DTLs	92.9	1.2	94.1	86.6	0.3	86.9	6.3	0.9	7.2
DTAs admitted	$257.6	$4.5	$262.1	$221.7	$10.8	$232.5	$35.9	$(6.3)	$29.6
As of December 31, 2023 and 2022, the ratio percentage used to determine the recovery period and limitation threshold amount was 724% and 729%, respectively. As of December 31, 2023 and 2022, the amount of adjusted capital and surplus used to determine the recovery period and limitation threshold amounts were $2,726.0 and $2,727.4, respectively. The results of this calculation component enable the Company to admit DTAs expected to reverse within three years, if not previously admitted as a carryback.
The admission calculations for 2023 and 2022 were not significantly impacted by tax-planning strategies. The Company had no unrecognized DTLs as of December 31, 2023 or 2022.
The components of current income tax expense (benefit) are as follows:

	For the Year Ended December 31,
	2023	2022	2021
Federal income tax expense (benefit) (1)	$96.7	$59.8	$(133.5)
Federal income tax expense (benefit) on net capital gains (losses)	(19.7)	9.6	133.5
Federal income tax expense (benefit) incurred	$77.0	$69.4	$—
_______________________
(1)Includes $47.3 and ($26.7) in 2023 and 2022, respectively, of federal income tax expense (benefit) on realized gains and losses arising in the separate accounts which would previously have been presented in net capital gains (losses).
38

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The main components of deferred tax amounts are as follows:

	As of December 31,
	2023	2022	Change
DTAs
Ordinary:
Policyholder reserves	$201.6	$147.3	$54.3
Investments	43.1	48.6	(5.5)
Deferred acquisition costs	148.0	125.1	22.9
Receivables - nonadmitted	17.4	14.0	3.4
Other	25.3	18.5	6.8
Total ordinary DTAs	435.4	353.5	81.9
Total ordinary DTAs – nonadmitted	(177.8)	(131.8)	(46.0)
Net admitted ordinary DTAs	257.6	221.7	35.9
Capital:
Investments	11.3	20.2	(8.9)
Nonadmitted	(6.8)	(9.4)	2.6
Net admitted capital DTAs	4.5	10.8	(6.3)
Net admitted DTAs	262.1	232.5	29.6

DTLs
Ordinary:
Policyholder reserves	60.9	59.0	1.9
Investments	22.1	16.7	5.4
Other	10.9	12.0	(1.1)
Total ordinary DTLs	93.9	87.7	6.2
Capital:
Investments	15.3	2.2	13.1
Total capital DTLs	15.3	2.2	13.1
Total DTLs	109.2	89.9	19.3
Net DTAs/DTLs	$152.9	$142.6	10.3

Net change in DTA/DTL			53.7
Surplus adjustments:
Tax effect of change in unrealized capital gains (losses)			7.6
Adjusted change in net deferred income taxes			$61.3
The Company expects it will fully realize the DTAs and no statutory valuation allowance has been recorded as of December 31, 2023 or 2022.
39

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Differences between the federal income tax provision and the change in deferred taxes computed by applying the U.S. federal income tax rate of 21% to the net gain (loss) from operations before federal income taxes and the realized capital losses and the actual tax provision are as follows:

	For the Year Ended December 31,
	2023	2022	2021
Ordinary income (loss) tax expense (benefit) at federal statutory rate	$18.0	$35.9	$(95.0)
Capital income (loss) tax expense (benefit) at federal statutory rate	(3.9)	(20.2)	138.6
Total expected income tax expense (benefit)	14.1	15.7	43.6
Significant statutory to tax adjustments on taxes:
Tax credits	(4.1)	(8.0)	(18.6)
Change in valuation basis – statutory reserves	(1.9)	2.5	(5.5)
2018 net operating loss carryback – 2020 CARES Act	—	—	(3.3)
Change in liability for unauthorized reinsurance	14.9	(14.9)	—
Other	(7.3)	(14.0)	(1.8)
Total federal income tax expense (benefit)	$15.7	$(18.7)	$14.4

Federal income tax expense (benefit)	$77.0	$69.4	$—
Adjusted change in net deferred income taxes	(61.3)	(88.1)	14.4
Total statutory income tax expense (benefit)	$15.7	$(18.7)	$14.4
As of December 31, 2023, the Company had no tax credit carryforward and no operating loss or capital loss carryforwards to offset against future taxable income.
The amount of federal income taxes incurred that are available for recovery in the event of the carryback of future net capital losses is as follows:

	For the Year Ended December 31,
	2023	2022	2021
Capital gains	$—	$—	$11.1
The Company does not have any deposits admitted under Section 6603 of the Internal Revenue Code. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of December 31, 2023.
The Company is included as a member of a consolidated life/non-life federal income tax return under the Parent in the U.S. federal jurisdiction. Prior to 2022, the Company filed a federal income tax return only for its consolidated life group in the U.S. federal jurisdiction. The Company's state income tax filings and filing groups vary based on applicable rules in each state jurisdiction. The Company's federal and state income tax returns are generally open for examination for tax years 2020 through the present. In addition, tax years 2013, 2018, and 2019 remain open for examination due to loss carryback provisions or amended returns.
The Inflation Reduction Act (Act) was enacted on August 16, 2022. The Act includes a new corporate alternative minimum tax (CAMT), which is effective for tax years beginning after 2022 and applies to corporations with average adjusted financial statement income in excess of certain thresholds as defined in the Act. The tax-controlled group of corporations of which the Company is a member has determined that it does not expect to be an applicable corporation that is subject to the CAMT in 2023.
40

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
12. Separate Accounts
Separate account assets are attributed to the following products:

	As of December 31, 2023			As of December 31, 2022
	Legally Insulated	Not Legally Insulated	Total	Legally Insulated	Not Legally Insulated	Total
BOLI (1)	$4,919.3	$195.2	$5,114.5	$4,867.3	$202.5	$5,069.8
RILA	187.1	1,790.7	1,977.8	130.7	1,321.3	1,452.0
Variable annuities	433.1	—	433.1	401.0	—	401.0
Variable COLI	431.2	—	431.2	452.0	—	452.0
Variable life and UL	173.7	—	173.7	149.4	—	149.4
Total	$6,144.4	$1,985.9	$8,130.3	$6,000.4	$1,523.8	$7,524.2
____________________
(1)The Company allows interest income above the required policy account values within the BOLI separate account. The amount accumulated over and above the required policy account values is not considered to be legally insulated.
The fair value of BOLI and RILA invested assets not reported at fair value and related net unrealized gains (losses) are as follows:

	As of December 31,
	2023		2022
	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
BOLI	$4,466.8	$(609.6)	$4,280.2	$(753.7)
RILA	1,550.2	(68.6)	1,198.0	(107.7)
In accordance with contract provisions relating to the Company’s separate account products, some separate account liabilities are guaranteed by the general account. As of December 31, 2023 and 2022, the separate accounts did not owe the Company for accrued fees or expenses.
The following table provides premium and reserve information for the separate accounts of the Company:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations, or deposits for the year ended December 31, 2023	$—	$—	$415.3	$415.3

Reserves as of December 31, 2023:
For accounts with assets at:
Fair value	$—	$—	$1,320.5	$1,320.5
Amortized cost	2,287.4	2,631.9	1,577.4	6,496.7
Total reserves	$2,287.4	$2,631.9	$2,897.9	$7,817.2

By withdrawal characteristics:
At book value without fair value adjustment and with current surrender charge of 5% or more	$—	$—	$1,577.4	$1,577.4
At fair value	—	—	1,320.5	1,320.5
At book value without fair value adjustment and with current surrender charge less than 5%	2,287.4	2,631.9	—	4,919.3
Total reserves	$2,287.4	$2,631.9	$2,897.9	$7,817.2
41

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	Nonindexed Guaranteed Less Than/ Equal to 4%		Nonindexed Guaranteed More Than 4%		Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for the year ended December 31, 2022	$—		$—		$725.3	$725.3

Reserves as of December 31, 2022:
For accounts with assets at:
Fair value	$—		$—		$1,030.8	$1,030.8
Amortized cost	2,271.2		2,596.1		1,253.9	6,121.2
Total reserves	$2,271.2	0	$2,596.1	0	$2,284.7	$7,152.0

By withdrawal characteristics:
At book value without fair value adjustment and with current surrender charge of 5% or more	$—		$—		$1,253.9	$1,253.9
At fair value	—		—		1,030.8	1,030.8
At book value without fair value adjustment and with current surrender charge less than 5%	2,271.2		2,596.1		—	4,867.3
Total reserves	$2,271.2	0	$2,596.1	0	$2,284.7	$7,152.0

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for the year ended December 31, 2021	$—	$—	$519.3	$519.3
The following table provides a reconciliation of amounts transferred to and from the separate accounts as reported on the statements of operations:

	For the Year Ended December 31,
	2023	2022	2021
Transfers to separate accounts	$572.8	$1,015.2	$811.5
Transfers from separate accounts	(435.6)	(467.1)	(525.8)
Net transfers to (from) separate accounts	137.2	548.1	285.7
Deposits in free look period and other timing differences	—	(0.9)	0.7
Net transfers to (from) separate accounts as reported on statements of operations	$137.2	$547.2	$286.4
13. Related Parties
The following discussion relates to transactions entered into by the Company with related parties and affiliates. Refer to Note 7 for further discussion on reinsurance agreements with related parties.
It is the Company's policy to settle amounts due with affiliated companies within 30 days, except for certain long-term compensation liabilities that are settled when the awards are paid and short-term intercompany borrowings. Transactions with related parties recorded in the Company's financial statements were as follows:

	As of December 31,
	2023	2022
Balances with Parent and affiliates:
Receivables	$1.7	$7.7
Payables	(2.5)	(10.2)
The Company has entered into various agreements with the Parent and its affiliates for services necessary to conduct its activities. These agreements specify that the parties will provide to and receive from each other certain general services related to sharing common management, personnel, and facilities, and that the related expenses will be shared. These expenses include rent, corporate overhead, payroll, benefits, data processing systems, finance, information technologies, and other
42

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
charges, and are included in general insurance expenses on the statement of operations. General service expenses are allocated among legal entities using methodologies that management believes to be reasonable to estimate service utilization, including headcount, time studies, or relevant activity levels.
The Company has an agreement with SIM to provide investment advisory services related to the Company’s invested assets and with Symetra Investment Management Real Estate Investors (SIMREI), a subsidiary of SIM, to provide investment management services related to the Company's mortgage loan portfolio.
The Company also paid concessions, general agent fees, administrative, and underwriting fees for services provided by its affiliates, primarily to Symetra Securities, Inc.
During 2023 and 2021, the Company did not receive cash capital contributions from its Parent. During 2022, the Company received cash capital contributions of $125.0 from its Parent.
The Company has a short-term intercompany borrowing agreement with its Parent, under which the Company periodically loans money to its Parent. As of December 31, 2023, the balance of the loan was $102.0. There were no outstanding borrowings as of December 31, 2022.
During 2023, the Company did not contribute cash capital to its subsidiaries. During 2022 and 2021, the Company contributed $50.0 and $30.0, respectively, of cash capital to its subsidiary, First Symetra National Life Insurance Company of New York.

	For the Year Ended December 31,
	2023	2022	2021
Transactions with Parent and affiliates:
Payments for investment management and support services	$56.6	$51.9	$46.7
Payments related to commutation endorsements (1)	1.6	1.2	1.9
Shared services expenses (allocated) payments, net (2)	(26.8)	(16.4)	(15.1)
Payments for concessions, general agent fees, administrative, and underwriting fees (3)	23.1	34.6	26.3
___________________
(1)Commutation endorsements paid to SABSCO reduce the reserves reported in life and annuity reserves on the balance sheets and surrender and maturity benefits on the statements of operations, net of related payments.
(2)Reported primarily in general insurance expenses on the statements of operations.
(3)Reported primarily in commissions on the statements of operations.
14. Commitments and Contingencies
Litigation
Because of the nature of its business, the Company is subject to legal actions filed or threatened in the ordinary course of its business operations. The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly basis and updates its established liabilities, disclosures, and estimates of reasonably possible losses or range of loss based on such reviews.
Although the Company cannot predict the outcome of any litigation or regulatory action, the Company does not believe that any such matters will have an impact on its financial condition or results of operations that differs materially from the Company’s established liabilities. However, given the inherent difficulty in predicting the outcome of such matters, it is possible that an adverse outcome in certain such matters could be material to the Company’s financial condition or results of operations for any particular reporting period.
Other Commitments
The Company has committed to provide future capital contributions to alternative investments in limited partnerships. As of December 31, 2023 and 2022, the amount of these unfunded commitments was $89.5 and $126.5, respectively.
The Company has mortgage loans that have been approved but not yet funded. As of December 31, 2023 and 2022, unfunded mortgage loan commitments were $102.5 and $77.0, respectively.
The Company has purchased investments of private placement securities that have not yet been funded. As of December 31, 2023 and 2022, unfunded private placement securities commitments were $29.0 and $68.1, respectively.
43

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
In 2023, the Company executed an IT outsourcing agreement for services provided through April 2028. Under the terms of the service agreement, the Company agreed to pay an annual service fee of approximately $14.6.
The Company had no other material commitments or contingencies as of December 31, 2023 or 2022.
44

Annual Report

December 31, 2023

Symetra Separate Account SL

Symetra Separate Account SL
Report of Independent Registered Public Accounting Firm
To the Board of Directors of Symetra Life Insurance Company and the Contract Owners of Symetra Separate Account SL:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the Appendix that compromise Symetra Separate Account SL (the Separate Account), as of December 31, 2023, the related statements of operations and changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the accumulation unit values in Note 6 (the financial highlights) for each of the years in the four‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2023, the results of its operations and changes in net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the four‑year period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the year ended December 31, 2019 were audited by other independent registered public accountants whose report, dated April 30, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with fund companies or their transfer agents; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of the Separate Account since 2020.
Seattle, Washington
April 24, 2024

Symetra Separate Account SL
Report of Independent Registered Public Accounting Firm (Continued)

Appendix

American Century Balanced

American Century Inflation Protection I

American Century Inflation Protection II

American Century International

American Century Large Company Value II

American Century Ultra I

American Century Ultra II

American Century Value

American Funds IS Growth Fund

BNY Mellon MidCap Stock

BNY Mellon Technology Growth

BNY Mellon Stock Index

BNY Mellon Sustainable U.S. Equity

BNY Mellon Appreciation

Calvert Nasdaq 100 Index

Calvert Russell 2000 Small Cap Index

DFA VIT Inflation-Protected Securities

DWS CROCI International VIP - Class A

DWS Global Income Builder VIP A

Federated Hermes High Income Bond

Federated Hermes Managed Volatility II

Fidelity Asset Manager

Fidelity Asset Manager Growth

Fidelity Balanced

Fidelity Contrafund

Fidelity Equity-Income

Fidelity Extended Market Index - Initial Class

Fidelity Government Money Market Portfolio - Initial Class

Symetra Separate Account SL
Report of Independent Registered Public Accounting Firm (Continued)

Fidelity Growth

Fidelity Growth & Income

Fidelity Growth Opportunities

Fidelity High Income

Fidelity Index 500

Fidelity Investment Grade Bond

Fidelity Mid Cap I

Fidelity Mid Cap II

Fidelity Overseas

Franklin Allocation VIP Fund - Class 1

Franklin DynaTech VIP Fund - Class 2

Franklin Income VIP Fund - Class 1

Franklin Income VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 1

Franklin Small Cap Value VIP Fund - Class 2

Franklin Small-Mid Cap Growth VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Goldman Sachs Government Money Market - Institutional Class

Invesco American Franchise Fund I

Invesco American Franchise Fund II

Invesco Discovery Mid Cap Growth Fund I

Invesco Discovery Mid Cap Growth Fund II

Invesco EQV International Equity I

Invesco EQV International Equity II

Invesco Global Real Estate

Invesco Health Care

LVIP JPMorgan Mid Cap Value Fund - Standard Class (1)

LVIP JPMorgan U.S. Equity Fund - Standard Class (1)

Symetra Separate Account SL
Report of Independent Registered Public Accounting Firm (Continued)
Morningstar Aggressive Growth ETF Asset Allocation Class I

Morningstar Growth ETF Asset Allocation Class I

Neuberger Berman AMT Mid Cap Growth Portfolio Class I

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I

PIMCO All Asset Portfolio Admin

PIMCO All Asset Portfolio Advisor

PIMCO CommodityRealReturn Strat. Administrative Class

PIMCO Total Return Admin

Pioneer Bond VCT Class I

Pioneer Equity Income VCT Class I

Pioneer Equity Income VCT Class II

Pioneer Fund VCT Class I

Pioneer High Yield VCT Class II

Pioneer Mid Cap Value VCT Class I

Pioneer Real Estate VCT Class I

Pioneer Real Estate VCT Class II

Pioneer Select Mid Cap Growth VCT Class I

Pioneer Strategic Income VCT Class I

Pioneer Strategic Income VCT Class II

Templeton Developing Markets VIP Fund - Class 1

Templeton Developing Markets VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 1

Templeton Global Bond VIP Fund - Class 2

Templeton Growth VIP Fund - Class 1

Templeton Growth VIP Fund - Class 2

Vanguard Balanced

Vanguard Conservative Allocation

Vanguard Diversified Value
Vanguard Equity Income

Symetra Separate Account SL
Report of Independent Registered Public Accounting Firm (Continued)

Vanguard Equity Index

Vanguard High Yield Bond

Vanguard International

Vanguard Mid-Cap Index

Vanguard Real Estate Index

Vanguard Small Company Growth

Vanguard Total Bond Market Index

Vanguard Total International Stock Market Index

Vanguard Total Stock Market Index

Voya Global High Dividend Low Volatility Portfolio - Class S

VY JPMorgan Emerging Markets Equity Portfolio Initial

Wanger Acorn

Symetra Separate Account SL
Report of Independent Registered Public Accounting Firm (Continued)

The following sub-accounts had varying audited periods defined in the table below:

Subaccount	Statement of Assets and Liabilities	Statements of Operations and Changes in Net Assets	Financial Highlights
American Funds IS Growth Fund	No difference	No difference	For the period September 15, 2021 through December 31, 2023
Calvert Russell 2000 Small Cap Index	Not presented - no net assets at December 31, 2023	Not presented – no operations or changes in net assets for the years ended December 31, 2023 and 2022	No difference
DFA VIT Inflation -Protected Securities	No difference	No difference	For the period September 15, 2021 through December 31, 2023
Fidelity Extended Market Index - Initial Class	No difference	No difference	For the period September 15, 2021 through December 31, 2023
Goldman Sachs Government Money Market - Institutional Class	No difference	No difference	For the period September 15, 2021 through December 31, 2023
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	Not presented - no net assets at December 31, 2023	No difference	No difference
Pioneer Equity Income VCT Class I	Not presented - no net assets at December 31, 2023	No difference	No difference
Pioneer Real Estate VCT Class I	Not presented - no net assets at December 31, 2023	No difference	No difference
Pioneer Real Estate VCT Class II	Not presented - no net assets at December 31, 2023	No difference	No difference
Vanguard Conservative Allocation	No difference	No difference	For the period September 15, 2021 through December 31, 2023
Vanguard Diversified Value	No difference	No difference	For the period September 15, 2021 through December 31, 2023
Vanguard Total International Stock Market Index	No difference	No difference	For the period September 15, 2021 through December 31, 2023
Invesco Discovery Mid Cap Growth Fund I	No difference	No difference	For the period April 30, 2020 through December 31, 2023
Invesco Discovery Mid Cap Growth Fund II	No difference	No difference	For the period April 30, 2020 through December 31, 2023

(1) See Note 1 of the financial statements for the former name of this sub-account

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2023

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Dividends Receivable	Net Assets	Accumulation Units Outstanding
American Century Balanced	146,927	$1,112,211	$1,123,993	$—	$1,123,993	26,234
American Century Inflation Protection I	267,037	2,461,888	2,507,479	—	2,507,479	15,970
American Century Inflation Protection II	128,960	1,329,921	1,208,352	—	1,208,352	81,566
American Century International	75,891	826,449	802,936	—	802,936	25,797
American Century Large Company Value II	5,327	84,674	96,413	—	96,413	3,187
American Century Ultra I	14,068	249,783	360,822	—	360,822	4,669
American Century Ultra II	20,214	418,474	498,469	—	498,469	8,290
American Century Value	114,146	1,210,339	1,391,437	—	1,391,437	30,758
American Funds IS Growth Fund	1,985	162,439	197,408	—	197,408	19,670
BNY Mellon Appreciation	32,086	1,187,277	1,123,644	—	1,123,644	25,679
BNY Mellon MidCap Stock	76,029	1,425,286	1,420,209	—	1,420,209	31,600
BNY Mellon Stock Index	20,423	1,181,578	1,414,711	—	1,414,711	23,155
BNY Mellon Sustainable U.S. Equity	8,605	326,999	387,067	—	387,067	13,844
BNY Mellon Technology Growth	42,287	985,912	1,184,440	—	1,184,440	46,063
Calvert Nasdaq 100 Index	1,187	148,249	169,931	—	169,931	196
DFA VIT Inflation-Protected Securities	3,805	34,758	34,467	—	34,467	3,740
DWS CROCI International VIP - Class A	15,592	103,262	116,473	—	116,473	10,675
DWS Global Income Builder VIP A	20,813	474,511	468,091	—	468,091	21,567
Federated Hermes High Income Bond	20,345	123,523	115,153	—	115,153	3,532
Federated Hermes Managed Volatility II	4,112	39,969	37,092	—	37,092	1,681
Fidelity Asset Manager	167,598	2,534,846	2,621,231	—	2,621,231	11,236
Fidelity Asset Manager Growth	26,436	497,207	565,982	—	565,982	9,371
Fidelity Balanced	3,121	62,511	69,676	—	69,676	1,366
Fidelity Contrafund	243,670	8,984,725	11,849,600	—	11,849,600	59,959
Fidelity Equity-Income	307,148	6,838,703	7,632,641	—	7,632,641	35,060
Fidelity Extended Market Index - Initial Class	1,156	13,279	14,962	—	14,962	1,550
Fidelity Government Money Market Portfolio - Initial Class	923,962	923,962	923,962	—	923,962	54,796
Fidelity Growth	241,986	18,026,673	22,528,941	—	22,528,941	100,865
Fidelity Growth & Income	84,152	1,857,424	2,275,488	—	2,275,488	38,317
Fidelity Growth Opportunities	32,783	1,435,599	1,959,087	—	1,959,087	26,068
Fidelity High Income	111,682	581,784	513,731	—	513,731	4,813
Fidelity Index 500	17,502	4,539,904	8,081,798	—	8,081,798	66,985
Fidelity Investment Grade Bond	64,737	861,311	723,108	—	723,108	2,431
Fidelity Mid Cap I	3,186	113,064	116,104	—	116,104	347
Fidelity Mid Cap II	44,337	1,459,774	1,538,088	—	1,538,088	34,279
Fidelity Overseas	62,593	1,318,888	1,616,168	—	1,616,168	10,299
Franklin Allocation VIP Fund - Class 1	5,408	32,678	26,771	—	26,771	119
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities (continued)
As of December 31, 2023

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Dividends Receivable	Net Assets	Accumulation Units Outstanding
Franklin DynaTech VIP Fund - Class 2	30,336	$150,529	$129,534	$—	$129,534	2,588
Franklin Income VIP Fund - Class 1	182,021	2,599,228	2,713,933	—	2,713,933	11,321
Franklin Income VIP Fund - Class 2	6,727	101,138	95,529	—	95,529	3,641
Franklin Mutual Shares VIP Fund - Class 2	9,210	152,823	141,195	—	141,195	4,640
Franklin Small Cap Value VIP Fund - Class 1	6,953	119,313	98,458	—	98,458	276
Franklin Small Cap Value VIP Fund - Class 2	69,607	921,410	923,689	—	923,689	23,520
Franklin Small-Mid Cap Growth VIP Fund - Class 2	84,513	1,271,177	1,125,706	—	1,125,706	36,677
Franklin U.S. Government Securities VIP Fund - Class 2	38,435	445,550	398,187	—	398,187	22,901
Goldman Sachs Government Money Market - Institutional Class	919,335	919,335	919,335	132	919,467	86,157
Invesco American Franchise Fund I	30,598	1,781,443	1,804,054	—	1,804,054	51,758
Invesco American Franchise Fund II	1,004	55,519	53,404	—	53,404	1,284
Invesco Discovery Mid Cap Growth Fund I	786	64,358	49,328	—	49,328	944
Invesco Discovery Mid Cap Growth Fund II	4,552	332,691	245,825	—	245,825	8,574
Invesco EQV International Equity I	10,997	379,149	374,883	—	374,883	7,785
Invesco EQV International Equity II	8,462	303,380	283,231	—	283,231	13,763
Invesco Global Real Estate	28,969	461,107	404,987	—	404,987	9,412
Invesco Health Care	944	26,234	24,458	—	24,458	524
LVIP JPMorgan Mid Cap Value Fund - Standard Class[1]	123,104	1,287,538	1,252,324	—	1,252,324	24,461
LVIP JPMorgan U.S. Equity Fund - Standard Class[1]	25,355	759,433	954,009	—	954,009	13,702
Morningstar Aggressive Growth ETF Asset Allocation Class I	15,341	196,442	214,167	—	214,167	884
Morningstar Growth ETF Asset Allocation Class I	7,051	81,026	81,867	—	81,867	353
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	2,144	37,466	33,800	—	33,800	121
PIMCO All Asset Portfolio Admin	303,108	2,523,667	2,743,124	—	2,743,124	13,578
PIMCO All Asset Portfolio Advisor	4,091	43,336	37,634	—	37,634	1,812
PIMCO CommodityRealReturn Strat. Administrative Class	131,553	878,986	703,815	—	703,815	63,789
PIMCO Total Return Admin	7,811	77,327	71,709	—	71,709	420
Pioneer Bond VCT Class I	89,918	988,109	853,320	—	853,320	29,373
Pioneer Equity Income VCT Class II	12,431	187,778	187,467	—	187,467	5,214
Pioneer Fund VCT Class I	350,160	5,158,509	5,606,068	—	5,606,068	83,470
Pioneer High Yield VCT Class II	11,198	96,758	91,605	—	91,605	4,182
Pioneer Mid Cap Value VCT Class I	126,071	1,687,277	1,412,002	—	1,412,002	26,116
Pioneer Select Mid Cap Growth VCT Class I	263,572	6,652,474	5,803,848	—	5,803,848	85,031
Pioneer Strategic Income VCT Class I	10,228	104,812	90,622	—	90,622	474
Pioneer Strategic Income VCT Class II	17,468	167,391	154,593	—	154,593	8,265
Templeton Developing Markets VIP Fund - Class 1	6,892	63,072	57,207	—	57,207	483
Templeton Developing Markets VIP Fund - Class 2	114,659	1,024,070	943,637	—	943,637	32,719
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities (continued)
As of December 31, 2023

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Dividends Receivable	Net Assets	Accumulation Units Outstanding
Templeton Global Bond VIP Fund - Class 1	7,626	$133,512	$103,475	$—	$103,475	633
Templeton Global Bond VIP Fund - Class 2	4,446	68,662	57,095	—	57,095	3,355
Templeton Growth VIP Fund - Class 1	6,758	87,664	82,854	—	82,854	491
Templeton Growth VIP Fund - Class 2	12,705	146,642	152,330	—	152,330	6,456
Vanguard Balanced	2,406	54,049	56,029	—	56,029	5,532
Vanguard Conservative Allocation	346	7,734	8,438	—	8,438	883
Vanguard Diversified Value	12,903	181,976	201,683	—	201,683	18,099
Vanguard Equity Income	7,082	139,802	169,333	—	169,333	458
Vanguard Equity Index	434,828	21,860,301	26,476,721	—	26,476,721	1,167,714
Vanguard High Yield Bond	27,685	204,292	204,040	—	204,040	10,063
Vanguard International	8,299	190,015	203,888	—	203,888	923
Vanguard Mid-Cap Index	341,320	7,542,741	8,167,787	—	8,167,787	446,661
Vanguard Real Estate Index	15,635	179,269	186,371	—	186,371	6,945
Vanguard Small Company Growth	1,821	36,434	32,062	—	32,062	80
Vanguard Total Bond Market Index	22,610	235,275	240,343	—	240,343	26,010
Vanguard Total International Stock Market Index	13,226	253,641	278,952	—	278,952	29,636
Vanguard Total Stock Market Index	544,923	22,226,872	26,946,437	—	26,946,437	1,246,791
Voya Global High Dividend Low Volatility Portfolio - Class S	37,206	373,628	411,120	—	411,120	2,425
VY JPMorgan Emerging Markets Equity Portfolio Initial	42,632	698,146	535,878	—	535,878	1,985
Wanger Acorn	24,511	421,569	326,737	—	326,737	4,768

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
American Century Balanced	$1,119,382	$21,173	$(7,737)	$13,436	$11,042	$—	$138,495	$149,537	$162,973	$59,087	$(217,449)	$(158,362)	$4,611	$1,123,993
American Century Inflation Protection I	2,432,513	89,117	(18,286)	70,831	(11,253)	—	9,988	(1,265)	69,566	38,300	(32,900)	5,400	74,966	2,507,479
American Century Inflation Protection II	1,156,066	39,043	(8,179)	30,864	(11,015)	—	11,414	399	31,263	182,734	(161,711)	21,023	52,286	1,208,352
American Century International	839,644	12,315	(5,811)	6,504	13,805	—	80,003	93,808	100,312	56,648	(193,668)	(137,020)	(36,708)	802,936
American Century Large Company Value II	88,673	2,196	(629)	1,567	1,006	2,413	(1,984)	1,435	3,002	7,358	(2,620)	4,738	7,740	96,413
American Century Ultra I	253,909	—	(2,172)	(2,172)	2,495	21,424	86,008	109,927	107,755	2,199	(3,041)	(842)	106,913	360,822
American Century Ultra II	360,727	—	(3,055)	(3,055)	7,829	31,835	113,614	153,278	150,223	29,147	(41,628)	(12,481)	137,742	498,469
American Century Value	1,440,974	32,460	(9,624)	22,836	67,579	108,553	(85,635)	90,497	113,333	127,795	(290,665)	(162,870)	(49,537)	1,391,437
American Funds IS Growth Fund	100,724	972	—	972	10	8,136	37,360	45,506	46,478	59,978	(9,772)	50,206	96,684	197,408
BNY Mellon Appreciation	1,024,754	7,859	(7,750)	109	(39,544)	94,106	149,591	204,153	204,262	25,494	(130,866)	(105,372)	98,890	1,123,644
BNY Mellon MidCap Stock	1,259,933	10,234	(9,078)	1,156	(21,946)	41,146	195,274	214,474	215,630	53,737	(109,091)	(55,354)	160,276	1,420,209
BNY Mellon Stock Index	1,199,765	15,299	(9,185)	6,114	82,317	46,733	149,510	278,560	284,674	221,611	(291,339)	(69,728)	214,946	1,414,711
BNY Mellon Sustainable U.S. Equity	341,553	2,586	(2,477)	109	6,983	41,527	25,895	74,405	74,514	15,520	(44,520)	(29,000)	45,514	387,067
BNY Mellon Technology Growth	827,879	—	(6,995)	(6,995)	19,868	—	439,248	459,116	452,121	34,679	(130,239)	(95,560)	356,561	1,184,440
Calvert Nasdaq 100 Index	111,258	485	(1,081)	(596)	(141)	—	59,899	59,758	59,162	—	(489)	(489)	58,673	169,931
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
DFA VIT Inflation-Protected Securities	$68	$1,233	$—	$1,233	$(19)	$—	$(286)	$(305)	$928	$35,651	$(2,180)	$33,471	$34,399	$34,467
DWS CROCI International VIP - Class A	98,312	3,495	(747)	2,748	(119)	—	15,221	15,102	17,850	9,022	(8,711)	311	18,161	116,473
DWS Global Income Builder VIP A	441,148	14,521	(3,170)	11,351	(6,910)	—	55,765	48,855	60,206	31,296	(64,559)	(33,263)	26,943	468,091
Federated Hermes High Income Bond	110,032	6,551	(777)	5,774	(2,111)	—	8,950	6,839	12,613	8,601	(16,093)	(7,492)	5,121	115,153
Federated Hermes Managed Volatility II	34,610	652	(245)	407	(85)	—	2,400	2,315	2,722	2,468	(2,708)	(240)	2,482	37,092
Fidelity Asset Manager	2,665,941	59,418	(22,886)	36,532	(2,032)	29,687	231,839	259,494	296,026	170,040	(510,776)	(340,736)	(44,710)	2,621,231
Fidelity Asset Manager Growth	518,015	9,726	(4,230)	5,496	10,674	—	61,701	72,375	77,871	21,193	(51,097)	(29,904)	47,967	565,982
Fidelity Balanced	61,082	1,121	(456)	665	1,072	2,349	8,200	11,621	12,286	3,294	(6,986)	(3,692)	8,594	69,676
Fidelity Contrafund	9,617,407	53,068	(86,785)	(33,717)	190,979	384,580	2,479,901	3,055,460	3,021,743	288,186	(1,077,736)	(789,550)	2,232,193	11,849,600
Fidelity Equity-Income	7,668,908	141,197	(62,859)	78,338	102,797	211,943	291,548	606,288	684,626	428,191	(1,149,084)	(720,893)	(36,267)	7,632,641
Fidelity Extended Market Index - Initial Class	1,112	239	—	239	21	—	1,690	1,711	1,950	12,468	(568)	11,900	13,850	14,962
Fidelity Government Money Market Portfolio - Initial Class	898,605	44,100	(6,753)	37,347	—	—	—	—	37,347	206,059	(218,049)	(11,990)	25,357	923,962
Fidelity Growth	17,510,838	26,245	(164,569)	(138,324)	340,559	943,050	4,860,036	6,143,645	6,005,321	564,606	(1,551,824)	(987,218)	5,018,103	22,528,941
Fidelity Growth & Income	1,567,553	35,619	(13,967)	21,652	32,051	78,844	189,027	299,922	321,574	596,575	(210,214)	386,361	707,935	2,275,488
Fidelity Growth Opportunities	1,452,012	—	(11,986)	(11,986)	46,364	—	590,436	636,800	624,814	48,330	(166,069)	(117,739)	507,075	1,959,087
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Fidelity High Income	$511,106	$28,181	$(4,425)	$23,756	$(8,911)	$—	$31,465	$22,554	$46,310	$49,696	$(93,381)	$(43,685)	$2,625	$513,731
Fidelity Index 500	6,703,640	108,685	(60,091)	48,594	343,769	67,256	1,197,085	1,608,110	1,656,704	422,480	(701,026)	(278,546)	1,378,158	8,081,798
Fidelity Investment Grade Bond	749,198	18,334	(6,298)	12,036	(23,137)	—	48,302	25,165	37,201	57,742	(121,033)	(63,291)	(26,090)	723,108
Fidelity Mid Cap I	102,547	656	(799)	(143)	237	2,992	11,412	14,641	14,498	—	(941)	(941)	13,557	116,104
Fidelity Mid Cap II	1,362,364	5,600	(9,912)	(4,312)	2,173	41,655	154,515	198,343	194,031	147,063	(165,370)	(18,307)	175,724	1,538,088
Fidelity Overseas	1,449,730	15,900	(13,321)	2,579	33,677	4,022	231,174	268,873	271,452	59,655	(164,669)	(105,014)	166,438	1,616,168
Franklin Allocation VIP Fund - Class 1	23,928	430	(187)	243	(452)	418	3,089	3,055	3,298	—	(455)	(455)	2,843	26,771
Franklin DynaTech VIP Fund - Class 2	92,012	—	(789)	(789)	(2,854)	—	42,864	40,010	39,221	913	(2,612)	(1,699)	37,522	129,534
Franklin Income VIP Fund - Class 1	2,506,979	132,050	(19,134)	112,916	1,414	152,087	(63,879)	89,622	202,538	38,300	(33,884)	4,416	206,954	2,713,933
Franklin Income VIP Fund - Class 2	91,507	4,801	(649)	4,152	(139)	5,820	(2,881)	2,800	6,952	7,778	(10,708)	(2,930)	4,022	95,529
Franklin Mutual Shares VIP Fund - Class 2	159,906	2,604	(1,028)	1,576	(12,229)	11,988	15,246	15,005	16,581	9,623	(44,915)	(35,292)	(18,711)	141,195
Franklin Small Cap Value VIP Fund - Class 1	88,435	666	(676)	(10)	293	4,814	5,613	10,720	10,710	—	(687)	(687)	10,023	98,458
Franklin Small Cap Value VIP Fund - Class 2	829,436	4,397	(5,873)	(1,476)	(23,762)	47,672	79,148	103,058	101,582	93,996	(101,325)	(7,329)	94,253	923,689
Franklin Small-Mid Cap Growth VIP Fund - Class 2	983,334	—	(7,238)	(7,238)	(52,556)	—	303,324	250,768	243,530	68,786	(169,944)	(101,158)	142,372	1,125,706
Franklin U.S. Government Securities VIP Fund - Class 2	381,838	9,794	(2,704)	7,090	(11,866)	—	18,733	6,867	13,957	84,644	(82,252)	2,392	16,349	398,187
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Goldman Sachs Government Money Market - Institutional Class	$890,959	$44,366	$—	$44,366	$—	$—	$—	$—	$44,366	$7,953	$(23,811)	$(15,858)	$28,508	$919,467
Invesco American Franchise Fund I	1,376,328	—	(11,180)	(11,180)	18,443	35,654	488,206	542,303	531,123	50,538	(153,935)	(103,397)	427,726	1,804,054
Invesco American Franchise Fund II	37,982	—	(323)	(323)	(116)	1,159	14,505	15,548	15,225	3,471	(3,274)	197	15,422	53,404
Invesco Discovery Mid Cap Growth Fund I	50,412	—	(332)	(332)	(6,120)	—	12,002	5,882	5,550	2,232	(8,866)	(6,634)	(1,084)	49,328
Invesco Discovery Mid Cap Growth Fund II	204,063	—	(1,561)	(1,561)	(3,431)	—	31,094	27,663	26,102	21,592	(5,932)	15,660	41,762	245,825
Invesco EQV International Equity I	384,101	731	(2,693)	(1,962)	8,289	274	56,294	64,857	62,895	8,518	(80,631)	(72,113)	(9,218)	374,883
Invesco EQV International Equity II	241,888	—	(1,832)	(1,832)	(2,843)	203	45,858	43,218	41,386	20,951	(20,994)	(43)	41,343	283,231
Invesco Global Real Estate	398,713	5,683	(2,678)	3,005	(9,918)	—	39,104	29,186	32,191	41,292	(67,209)	(25,917)	6,274	404,987
Invesco Health Care	24,903	—	(168)	(168)	(84)	—	841	757	589	1,220	(2,254)	(1,034)	(445)	24,458
LVIP JPMorgan Mid Cap Value Fund - Standard Class[1]	1,280,246	38,281	(8,491)	29,790	(16,394)	107,431	(2,177)	88,860	118,650	99,477	(246,049)	(146,572)	(27,922)	1,252,324
LVIP JPMorgan U.S. Equity Fund - Standard Class[1]	765,853	13,557	(5,977)	7,580	6,538	40,043	145,871	192,452	200,032	21,294	(33,170)	(11,876)	188,156	954,009
Morningstar Aggressive Growth ETF Asset Allocation Class I	188,478	3,763	(1,478)	2,285	674	4,094	23,136	27,904	30,189	—	(4,500)	(4,500)	25,689	214,167
Morningstar Growth ETF Asset Allocation Class I	72,731	1,562	(566)	996	(199)	1,770	8,036	9,607	10,603	—	(1,467)	(1,467)	9,136	81,867
Neuberger Berman AMT Mid Cap Growth Portfolio Class I1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	31,274	332	(234)	98	(235)	1,675	1,597	3,037	3,135	—	(609)	(609)	2,526	33,800
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
PIMCO All Asset Portfolio Admin	$2,551,065	$78,175	$(19,489)	$58,686	$(9,131)	$—	$138,189	$129,058	$187,744	$38,300	$(33,985)	$4,315	$192,059	$2,743,124
PIMCO All Asset Portfolio Advisor	34,837	1,017	(250)	767	(128)	—	1,904	1,776	2,543	1,132	(878)	254	2,797	37,634
PIMCO CommodityRealReturn Strat. Administrative Class	719,910	111,936	(5,038)	106,898	(21,618)	—	(147,294)	(168,912)	(62,014)	129,072	(83,153)	45,919	(16,095)	703,815
PIMCO Total Return Admin	69,652	2,484	(521)	1,963	(422)	—	1,987	1,565	3,528	—	(1,471)	(1,471)	2,057	71,709
Pioneer Bond VCT Class I	833,681	32,843	(6,004)	26,839	(14,539)	—	37,944	23,405	50,244	33,142	(63,747)	(30,605)	19,639	853,320
Pioneer Equity Income VCT Class I1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Pioneer Equity Income VCT Class II	222,279	3,162	(1,346)	1,816	(1,309)	13,922	(2,828)	9,785	11,601	9,583	(55,996)	(46,413)	(34,812)	187,467
Pioneer Fund VCT Class I	4,577,606	43,526	(36,655)	6,871	(61,414)	204,986	1,094,084	1,237,656	1,244,527	189,961	(406,026)	(216,065)	1,028,462	5,606,068
Pioneer High Yield VCT Class II	98,107	4,379	(569)	3,810	(3,229)	—	7,677	4,448	8,258	32,901	(47,661)	(14,760)	(6,502)	91,605
Pioneer Mid Cap Value VCT Class I	1,391,385	27,162	(9,956)	17,206	(147,761)	157,802	127,084	137,125	154,331	47,560	(181,274)	(133,714)	20,617	1,412,002
Pioneer Real Estate VCT Class I1	73,284	441	(105)	336	(10,085)	550	8,152	(1,383)	(1,047)	—	(72,237)	(72,237)	(73,284)	—
Pioneer Real Estate VCT Class II1	597,237	2,642	(1,235)	1,407	(231,468)	5,171	220,409	(5,888)	(4,481)	27,367	(620,123)	(592,756)	(597,237)	—
Pioneer Select Mid Cap Growth VCT Class I	5,422,576	—	(41,485)	(41,485)	(221,540)	—	1,169,000	947,460	905,975	238,220	(762,923)	(524,703)	381,272	5,803,848
Pioneer Strategic Income VCT Class I	84,569	3,335	(646)	2,689	(213)	—	3,870	3,657	6,346	—	(293)	(293)	6,053	90,622
Pioneer Strategic Income VCT Class II	119,571	4,816	(927)	3,889	(3,677)	—	9,253	5,576	9,465	49,120	(23,563)	25,557	35,022	154,593
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Templeton Developing Markets VIP Fund - Class 1	$51,433	$1,258	$(408)	$850	$(178)	$41	$5,409	$5,272	$6,122	$—	$(348)	$(348)	$5,774	$57,207
Templeton Developing Markets VIP Fund - Class 2	938,101	18,711	(6,405)	12,306	29,197	679	64,073	93,949	106,255	97,418	(198,137)	(100,719)	5,536	943,637
Templeton Global Bond VIP Fund - Class 1	102,000	—	(746)	(746)	(753)	—	3,938	3,185	2,439	—	(964)	(964)	1,475	103,475
Templeton Global Bond VIP Fund - Class 2	85,156	—	(483)	(483)	(8,383)	—	10,426	2,043	1,560	4,396	(34,017)	(29,621)	(28,061)	57,095
Templeton Growth VIP Fund - Class 1	69,623	2,676	(568)	2,108	(604)	—	12,579	11,975	14,083	—	(852)	(852)	13,231	82,854
Templeton Growth VIP Fund - Class 2	128,476	4,674	(983)	3,691	(3,389)	—	25,504	22,115	25,806	21,542	(23,494)	(1,952)	23,854	152,330
Vanguard Balanced	5,306	169	—	169	16	327	1,998	2,341	2,510	52,356	(4,143)	48,213	50,723	56,029
Vanguard Conservative Allocation	—	—	—	—	2	—	704	706	706	7,910	(178)	7,732	8,438	8,438
Vanguard Diversified Value	89,118	1,616	—	1,616	(185)	6,141	20,217	26,173	27,789	95,097	(10,321)	84,776	112,565	201,683
Vanguard Equity Income	158,352	4,224	(1,179)	3,045	442	8,258	(232)	8,468	11,513	—	(532)	(532)	10,981	169,333
Vanguard Equity Index	21,610,035	337,705	(759)	336,946	235,729	747,939	4,240,550	5,224,218	5,561,164	449,439	(1,143,917)	(694,478)	4,866,686	26,476,721
Vanguard High Yield Bond	179,769	9,151	(747)	8,404	(183)	—	12,293	12,110	20,514	7,910	(4,153)	3,757	24,271	204,040
Vanguard International	180,126	2,967	(1,452)	1,515	687	6,397	16,218	23,302	24,817	—	(1,055)	(1,055)	23,762	203,888
Vanguard Mid-Cap Index	6,891,635	101,458	(566)	100,892	37,005	127,321	841,811	1,006,137	1,107,029	543,216	(374,093)	169,123	1,276,152	8,167,787
Vanguard Real Estate Index	39,758	2,612	(888)	1,724	(343)	4,927	9,978	14,562	16,286	132,515	(2,188)	130,327	146,613	186,371
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Vanguard Small Company Growth	$27,532	$120	$(221)	$(101)	$(393)	$—	$5,604	$5,211	$5,110	$—	$(580)	$(580)	$4,530	$32,062
Vanguard Total Bond Market Index	196,773	4,862	(33)	4,829	(434)	—	8,774	8,340	13,169	39,550	(9,149)	30,401	43,570	240,343
Vanguard Total International Stock Market Index	199,479	6,066	—	6,066	267	2,541	26,400	29,208	35,274	53,799	(9,600)	44,199	79,473	278,952
Vanguard Total Stock Market Index	23,243,038	291,611	(654)	290,957	557,994	1,421,228	3,650,010	5,629,232	5,920,189	459,287	(2,676,077)	(2,216,790)	3,703,399	26,946,437
Voya Global High Dividend Low Volatility Portfolio - Class S	392,447	10,647	(3,399)	7,248	4,671	13,076	(3,416)	14,331	21,579	32,393	(35,299)	(2,906)	18,673	411,120
VY JPMorgan Emerging Markets Equity Portfolio Initial	529,731	10,195	(4,681)	5,514	(13,431)	—	38,571	25,140	30,654	45,567	(70,074)	(24,507)	6,147	535,878
Wanger Acorn	323,501	—	(2,295)	(2,295)	(63,445)	—	128,580	65,135	62,840	4,415	(64,019)	(59,604)	3,236	326,737

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
American Century Balanced	$1,483,281	$14,564	$(8,568)	$5,996	$7,760	$191,759	$(462,599)	$(263,080)	$(257,084)	$55,040	$(161,855)	$(106,815)	$(363,899)	$1,119,382
American Century Inflation Protection I	88,550	4,172	(5,015)	(843)	(3,482)	428	35,497	32,443	31,600	2,321,985	(9,622)	2,312,363	2,343,963	2,432,513
American Century Inflation Protection II	1,340,145	61,146	(8,539)	52,607	2,695	6,471	(244,876)	(235,710)	(183,103)	161,718	(162,694)	(976)	(184,079)	1,156,066
American Century International	1,165,972	13,172	(6,262)	6,910	(1,635)	138,638	(437,831)	(300,828)	(293,918)	63,619	(96,029)	(32,410)	(326,328)	839,644
American Century Large Company Value II	108,117	2,148	(799)	1,349	7,750	6,156	(16,716)	(2,810)	(1,461)	18,575	(36,558)	(17,983)	(19,444)	88,673
American Century Ultra I	378,405	—	(2,052)	(2,052)	2,032	31,089	(155,344)	(122,223)	(124,275)	2,080	(2,301)	(221)	(124,496)	253,909
American Century Ultra II	640,784	—	(2,951)	(2,951)	42,027	44,978	(272,901)	(185,896)	(188,847)	38,034	(129,244)	(91,210)	(280,057)	360,727
American Century Value	1,511,856	30,328	(10,154)	20,174	51,338	115,767	(189,475)	(22,370)	(2,196)	96,286	(164,972)	(68,686)	(70,882)	1,440,974
American Funds IS Growth Fund	3,269	52	—	52	(1,086)	310	(2,456)	(3,232)	(3,180)	104,230	(3,595)	100,635	97,455	100,724
BNY Mellon Appreciation	1,285,359	7,176	(7,450)	(274)	(16,952)	315,419	(537,333)	(238,866)	(239,140)	25,315	(46,780)	(21,465)	(260,605)	1,024,754
BNY Mellon MidCap Stock	1,522,572	9,454	(9,156)	298	(4,208)	318,892	(536,606)	(221,922)	(221,624)	65,123	(106,138)	(41,015)	(262,639)	1,259,933
BNY Mellon Stock Index	1,476,032	13,870	(8,869)	5,001	35,796	106,461	(425,324)	(283,067)	(278,066)	121,067	(119,268)	1,799	(276,267)	1,199,765
BNY Mellon Sustainable U.S. Equity	452,230	1,925	(2,596)	(671)	4,706	26,364	(135,318)	(104,248)	(104,919)	15,757	(21,515)	(5,758)	(110,677)	341,553
BNY Mellon Technology Growth	3,833,859	—	(16,417)	(16,417)	(193,537)	251,437	(1,818,791)	(1,760,891)	(1,777,308)	132,822	(1,361,494)	(1,228,672)	(3,005,980)	827,879
Calvert Nasdaq 100 Index	2,579,732	240	(12,133)	(11,893)	707,830	6,199	(1,550,658)	(836,629)	(848,522)	28,517	(1,648,469)	(1,619,952)	(2,468,474)	111,258
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
DFA VIT Inflation-Protected Securities	$3,477	$5	$—	$5	$(457)	$—	$153	$(304)	$(299)	$124	$(3,234)	$(3,110)	$(3,409)	$68
DWS CROCI International VIP - Class A	120,994	3,374	(707)	2,667	(2,904)	—	(16,307)	(19,211)	(16,544)	8,538	(14,676)	(6,138)	(22,682)	98,312
DWS Global Income Builder VIP A	549,887	13,998	(3,315)	10,683	(6,255)	40,612	(129,781)	(95,424)	(84,741)	31,283	(55,281)	(23,998)	(108,739)	441,148
Federated Hermes High Income Bond	131,341	6,571	(826)	5,745	(1,935)	—	(20,050)	(21,985)	(16,240)	8,594	(13,663)	(5,069)	(21,309)	110,032
Federated Hermes Managed Volatility II	53,389	674	(268)	406	1,785	8,445	(17,438)	(7,208)	(6,802)	2,287	(14,264)	(11,977)	(18,779)	34,610
Fidelity Asset Manager	3,884,317	59,076	(27,544)	31,532	(70,917)	225,448	(762,287)	(607,756)	(576,224)	208,264	(850,416)	(642,152)	(1,218,376)	2,665,941
Fidelity Asset Manager Growth	644,213	10,092	(4,358)	5,734	4,818	35,326	(158,169)	(118,025)	(112,291)	26,449	(40,356)	(13,907)	(126,198)	518,015
Fidelity Balanced	118,913	1,036	(572)	464	9,880	6,093	(35,026)	(19,053)	(18,589)	3,715	(42,957)	(39,242)	(57,831)	61,082
Fidelity Contrafund	13,989,558	54,541	(87,661)	(33,120)	126,750	517,165	(4,350,323)	(3,706,408)	(3,739,528)	453,921	(1,086,544)	(632,623)	(4,372,151)	9,617,407
Fidelity Equity-Income	10,388,634	149,127	(76,468)	72,659	44,489	263,786	(1,124,956)	(816,681)	(744,022)	360,088	(2,335,792)	(1,975,704)	(2,719,726)	7,668,908
Fidelity Extended Market Index - Initial Class	3,298	—	2	2	(585)	13	102	(470)	(468)	1,288	(3,006)	(1,718)	(2,186)	1,112
Fidelity Government Money Market Portfolio - Initial Class	1,465,456	15,233	(9,089)	6,144	—	—	—	—	6,144	131,638	(704,633)	(572,995)	(566,851)	898,605
Fidelity Growth	24,297,741	120,962	(161,859)	(40,897)	419,073	1,457,160	(7,852,940)	(5,976,707)	(6,017,604)	712,904	(1,482,203)	(769,299)	(6,786,903)	17,510,838
Fidelity Growth & Income	1,701,642	26,478	(11,156)	15,322	17,405	31,736	(159,819)	(110,678)	(95,356)	73,366	(112,099)	(38,733)	(134,089)	1,567,553
Fidelity Growth Opportunities	2,556,802	—	(12,512)	(12,512)	64,719	355,101	(1,374,314)	(954,494)	(967,006)	50,744	(188,528)	(137,784)	(1,104,790)	1,452,012
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
Fidelity High Income	$688,840	$27,453	$(5,015)	$22,438	$(18,772)	$—	$(84,474)	$(103,246)	$(80,808)	$38,228	$(135,154)	$(96,926)	$(177,734)	$511,106
Fidelity Index 500	8,838,649	106,559	(61,035)	45,524	401,522	57,190	(2,148,573)	(1,689,861)	(1,644,337)	312,605	(803,277)	(490,672)	(2,135,009)	6,703,640
Fidelity Investment Grade Bond	1,303,168	17,986	(8,405)	9,581	(78,815)	61,127	(152,136)	(169,824)	(160,243)	49,785	(443,512)	(393,727)	(553,970)	749,198
Fidelity Mid Cap I	122,283	533	(792)	(259)	254	6,923	(25,714)	(18,537)	(18,796)	—	(940)	(940)	(19,736)	102,547
Fidelity Mid Cap II	1,630,226	3,851	(9,898)	(6,047)	2,558	96,386	(346,409)	(247,465)	(253,512)	119,997	(134,347)	(14,350)	(267,862)	1,362,364
Fidelity Overseas	2,826,810	16,412	(16,844)	(432)	48,498	19,792	(832,338)	(764,048)	(764,480)	85,926	(698,526)	(612,600)	(1,377,080)	1,449,730
Franklin Allocation VIP Fund - Class 1	29,120	491	(189)	302	(418)	2,425	(7,042)	(5,035)	(4,733)	—	(459)	(459)	(5,192)	23,928
Franklin DynaTech VIP Fund - Class 2	222,352	—	(846)	(846)	8,288	54,843	(138,366)	(75,235)	(76,081)	4,498	(58,757)	(54,259)	(130,340)	92,012
Franklin Income VIP Fund - Class 1	23,334	1,095	(4,726)	(3,631)	(843)	418	176,409	175,984	172,353	2,319,808	(8,516)	2,311,292	2,483,645	2,506,979
Franklin Income VIP Fund - Class 2	98,643	4,569	(656)	3,913	207	1,854	(12,054)	(9,993)	(6,080)	7,771	(8,827)	(1,056)	(7,136)	91,507
Franklin Mutual Shares VIP Fund - Class 2	203,343	3,047	(1,201)	1,846	(2,526)	18,400	(32,700)	(16,826)	(14,980)	11,814	(40,271)	(28,457)	(43,437)	159,906
Franklin Small Cap Value VIP Fund - Class 1	99,569	1,107	(675)	432	408	15,895	(27,177)	(10,874)	(10,442)	—	(692)	(692)	(11,134)	88,435
Franklin Small Cap Value VIP Fund - Class 2	1,028,845	8,484	(6,035)	2,449	(40,103)	160,106	(226,025)	(106,022)	(103,573)	96,110	(191,946)	(95,836)	(199,409)	829,436
Franklin Small-Mid Cap Growth VIP Fund - Class 2	1,562,494	—	(7,657)	(7,657)	(25,348)	284,607	(775,163)	(515,904)	(523,561)	67,306	(122,905)	(55,599)	(579,160)	983,334
Franklin U.S. Government Securities VIP Fund - Class 2	452,361	9,934	(2,874)	7,060	(6,559)	—	(47,122)	(53,681)	(46,621)	29,262	(53,164)	(23,902)	(70,523)	381,838
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
Goldman Sachs Government Money Market - Institutional Class	$4,035	$11,343	$—	$11,343	$—	$—	$—	$—	$11,343	$907,716	$(32,135)	$875,581	$886,924	$890,959
Invesco American Franchise Fund I	2,068,259	—	(11,159)	(11,159)	31,012	421,818	(1,089,131)	(636,301)	(647,460)	49,007	(93,478)	(44,471)	(691,931)	1,376,328
Invesco American Franchise Fund II	54,228	—	(301)	(301)	48	12,383	(29,550)	(17,119)	(17,420)	3,523	(2,349)	1,174	(16,246)	37,982
Invesco Discovery Mid Cap Growth Fund I	75,615	—	(397)	(397)	(1,949)	15,972	(37,402)	(23,379)	(23,776)	2,783	(4,210)	(1,427)	(25,203)	50,412
Invesco Discovery Mid Cap Growth Fund II	270,480	—	(1,519)	(1,519)	(1,118)	67,475	(152,397)	(86,040)	(87,559)	29,943	(8,801)	21,142	(66,417)	204,063
Invesco EQV International Equity I	483,292	6,878	(2,812)	4,066	2,672	43,873	(141,911)	(95,366)	(91,300)	8,025	(15,916)	(7,891)	(99,191)	384,101
Invesco EQV International Equity II	446,433	3,648	(2,072)	1,576	3,167	28,540	(112,028)	(80,321)	(78,745)	17,555	(143,355)	(125,800)	(204,545)	241,888
Invesco Global Real Estate	559,737	13,068	(3,149)	9,919	(455)	—	(147,282)	(147,737)	(137,818)	40,583	(63,789)	(23,206)	(161,024)	398,713
Invesco Health Care	29,960	—	(178)	(178)	(132)	3,599	(7,394)	(3,927)	(4,105)	1,219	(2,171)	(952)	(5,057)	24,903
JP Morgan Insurance Trust Mid Cap Value I1	1,482,448	12,625	(9,384)	3,241	11,191	189,754	(332,525)	(131,580)	(128,339)	88,773	(162,636)	(73,863)	(202,202)	1,280,246
JP Morgan Insurance Trust U.S. Equity I1	1,004,738	4,438	(5,899)	(1,461)	20,957	122,818	(333,866)	(190,091)	(191,552)	21,601	(68,934)	(47,333)	(238,885)	765,853
Morningstar Aggressive Growth ETF Asset Allocation Class I	223,036	3,404	(1,482)	1,922	709	6,870	(39,660)	(32,081)	(30,159)	—	(4,399)	(4,399)	(34,558)	188,478
Morningstar Growth ETF Asset Allocation Class I	85,853	1,395	(573)	822	(131)	2,966	(15,295)	(12,460)	(11,638)	—	(1,484)	(1,484)	(13,122)	72,731
Neuberger Berman AMT Mid Cap Growth Portfolio Class I1	1,036,665	—	(4,716)	(4,716)	44,263	—	(358,884)	(314,621)	(319,337)	17,166	(734,494)	(717,328)	(1,036,665)	—
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	35,605	195	(246)	(51)	(70)	4,780	(8,351)	(3,641)	(3,692)	—	(639)	(639)	(4,331)	31,274
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
PIMCO All Asset Portfolio Admin	$80,737	$80,914	$(5,096)	$75,818	$(2,535)	$5,941	$73,013	$76,419	$152,237	$2,326,742	$(8,651)	$2,318,091	$2,470,328	$2,551,065
PIMCO All Asset Portfolio Advisor	39,430	2,737	(252)	2,485	2	2,879	(10,300)	(7,419)	(4,934)	1,182	(841)	341	(4,593)	34,837
PIMCO CommodityRealReturn Strat. Administrative Class	715,871	160,184	(5,391)	154,793	30,786	—	(112,524)	(81,738)	73,055	142,625	(211,641)	(69,016)	4,039	719,910
PIMCO Total Return Admin	946,563	15,793	(5,047)	10,746	(186,270)	—	22,344	(163,926)	(153,180)	28,450	(752,181)	(723,731)	(876,911)	69,652
Pioneer Bond VCT Class I	1,040,343	21,813	(6,536)	15,277	(11,092)	18,969	(172,942)	(165,065)	(149,788)	38,943	(95,817)	(56,874)	(206,662)	833,681
Pioneer Equity Income VCT Class I1	1,344,525	16,297	(7,091)	9,206	(454,198)	145,852	41,560	(266,786)	(257,580)	28,646	(1,115,591)	(1,086,945)	(1,344,525)	—
Pioneer Equity Income VCT Class II	258,772	3,620	(1,625)	1,995	182	27,284	(52,019)	(24,553)	(22,558)	19,919	(33,854)	(13,935)	(36,493)	222,279
Pioneer Fund VCT Class I	6,417,355	33,698	(38,680)	(4,982)	(141,505)	827,929	(1,928,811)	(1,242,387)	(1,247,369)	199,052	(791,432)	(592,380)	(1,839,749)	4,577,606
Pioneer High Yield VCT Class II	117,867	5,073	(737)	4,336	(95)	—	(18,439)	(18,534)	(14,198)	1,598	(7,160)	(5,562)	(19,760)	98,107
Pioneer Mid Cap Value VCT Class I	1,554,197	29,425	(10,145)	19,280	(30,846)	569,021	(654,454)	(116,279)	(96,999)	49,707	(115,520)	(65,813)	(162,812)	1,391,385
Pioneer Real Estate VCT Class I1	704,142	8,157	(3,454)	4,703	(402,889)	35,440	128,556	(238,893)	(234,190)	14,517	(411,185)	(396,668)	(630,858)	73,284
Pioneer Real Estate VCT Class II1	777,991	10,730	(4,522)	6,208	(38,141)	41,087	(260,220)	(257,274)	(251,066)	144,046	(73,734)	70,312	(180,754)	597,237
Pioneer Select Mid Cap Growth VCT Class I	8,386,611	—	(46,646)	(46,646)	(89,376)	1,197,368	(3,671,868)	(2,563,876)	(2,610,522)	276,716	(630,229)	(353,513)	(2,964,035)	5,422,576
Pioneer Strategic Income VCT Class I	97,924	2,792	(664)	2,128	(149)	3,316	(18,350)	(15,183)	(13,055)	—	(300)	(300)	(13,355)	84,569
Pioneer Strategic Income VCT Class II	164,779	4,051	(981)	3,070	(2,623)	5,292	(27,211)	(24,542)	(21,472)	9,084	(32,820)	(23,736)	(45,208)	119,571
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
Templeton Developing Markets VIP Fund - Class 1	$66,614	$1,577	$(403)	$1,174	$(155)	$4,027	$(19,879)	$(16,007)	$(14,833)	$—	$(348)	$(348)	$(15,181)	$51,433
Templeton Developing Markets VIP Fund - Class 2	1,106,321	25,672	(6,742)	18,930	1,361	74,181	(350,581)	(275,039)	(256,109)	189,894	(102,005)	87,889	(168,220)	938,101
Templeton Global Bond VIP Fund - Class 1	109,068	—	(773)	(773)	(760)	—	(4,530)	(5,290)	(6,063)	—	(1,005)	(1,005)	(7,068)	102,000
Templeton Global Bond VIP Fund - Class 2	99,701	—	(630)	(630)	(3,458)	—	(1,477)	(4,935)	(5,565)	4,827	(13,807)	(8,980)	(14,545)	85,156
Templeton Growth VIP Fund - Class 1	80,007	367	(538)	(171)	(705)	—	(8,700)	(9,405)	(9,576)	—	(808)	(808)	(10,384)	69,623
Templeton Growth VIP Fund - Class 2	177,404	222	(1,013)	(791)	(11,751)	—	(9,055)	(20,806)	(21,597)	14,976	(42,307)	(27,331)	(48,928)	128,476
Vanguard Balanced	1,343,542	22,576	(6,800)	15,776	(135,217)	113,088	(278,438)	(300,567)	(284,791)	942,071	(1,995,516)	(1,053,445)	(1,338,236)	5,306
Vanguard Conservative Allocation	4,032	79	—	79	(632)	140	(42)	(534)	(455)	19	(3,596)	(3,577)	(4,032)	—
Vanguard Diversified Value	4,001	36	—	36	(497)	284	(652)	(865)	(829)	89,801	(3,855)	85,946	85,117	89,118
Vanguard Equity Income	161,156	3,975	(1,175)	2,800	529	16,901	(22,502)	(5,072)	(2,272)	—	(532)	(532)	(2,804)	158,352
Vanguard Equity Index	29,897,133	341,948	(13,711)	328,237	1,242,634	1,143,393	(8,150,133)	(5,764,106)	(5,435,869)	2,752,886	(5,604,115)	(2,851,229)	(8,287,098)	21,610,035
Vanguard High Yield Bond	111,465	5,098	(738)	4,360	(533)	—	(15,878)	(16,411)	(12,051)	84,338	(3,983)	80,355	68,304	179,769
Vanguard International	261,160	2,609	(1,459)	1,150	892	38,676	(120,687)	(81,119)	(79,969)	—	(1,065)	(1,065)	(81,034)	180,126
Vanguard Mid-Cap Index	9,079,414	87,128	(4,394)	82,734	(8,707)	826,545	(2,614,068)	(1,796,230)	(1,713,496)	1,752,548	(2,226,831)	(474,283)	(2,187,779)	6,891,635
Vanguard Real Estate Index	55,442	871	(342)	529	89	1,967	(17,372)	(15,316)	(14,787)	—	(897)	(897)	(15,684)	39,758
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
Vanguard Small Company Growth	$37,908	$80	$(226)	$(146)	$(270)	$8,621	$(17,990)	$(9,639)	$(9,785)	$—	$(591)	$(591)	$(10,376)	$27,532
Vanguard Total Bond Market Index	9,248	160	(36)	124	(539)	57	(3,875)	(4,357)	(4,233)	196,009	(4,251)	191,758	187,525	196,773
Vanguard Total International Stock Market Index	3,859	100	—	100	(689)	105	(1,196)	(1,780)	(1,680)	201,534	(4,234)	197,300	195,620	199,479
Vanguard Total Stock Market Index	27,794,503	324,854	(645)	324,209	661,601	1,740,112	(8,183,265)	(5,781,552)	(5,457,343)	4,413,723	(3,507,845)	905,878	(4,551,465)	23,243,038
Voya Global High Dividend Low Volatility Portfolio - Class S	465,189	10,109	(3,566)	6,543	12,810	13,548	(60,595)	(34,237)	(27,694)	18,154	(63,202)	(45,048)	(72,742)	392,447
VY JPMorgan Emerging Markets Equity Portfolio Initial	682,168	—	(4,979)	(4,979)	(9,898)	158,851	(330,692)	(181,739)	(186,718)	91,236	(56,955)	34,281	(152,437)	529,731
Wanger Acorn	514,690	—	(2,571)	(2,571)	(14,415)	128,405	(283,551)	(169,561)	(172,132)	4,804	(23,861)	(19,057)	(191,189)	323,501

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Notes to Financial Statements
1.ORGANIZATION
Symetra Separate Account SL (the “Separate Account”) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment trust of Symetra Life Insurance Company (“Symetra Life”), a wholly-owned subsidiary of Symetra Financial Corporation. Purchasers of various Symetra Life variable life products direct their investment to one or more of the sub-accounts of the Separate Account through the purchase of accumulation units (“Units”). Under the terms of the registration, the Separate Account is authorized to issue an unlimited number of Units. Each sub-account invests in shares of a designated portfolio of open-ended registered investment companies (“Mutual Funds”) as indicated below. Not all sub-accounts are available in all Symetra Life variable life products. The performance of the underlying portfolios may differ substantially from publicly traded Mutual Funds with similar names and objectives.

Under applicable insurance law, the assets of the Separate Account are legally segregated and are not subject to claims that arise out of
Symetra Life’s or Symetra Financial Corporation's other business activities.

The Statements of Operations and Changes in Net Assets are reported for the years ended December 31, 2023 and December 31, 2022 for the following sub-accounts, except as noted in footnotes 5 and 6 to the table below.

Following are the sub-accounts and related Mutual Funds.

Sub-Account	Mutual Fund
American Century Variable Portfolios, Inc.
American Century Balanced	VP Balanced Fund
American Century Inflation Protection I	VP Inflation Protection Class I Fund
American Century Inflation Protection II	VP Inflation Protection Class II Fund
American Century International	VP International Fund
American Century Large Company Value II	VP Large Company Value Class II Fund
American Century Ultra I	VP Ultra Class I Fund
American Century Ultra II	VP Ultra Class II Fund
American Century Value	VP Value Fund

American Funds Insurance Serices
American Funds IS Growth Fund	American Funds Insurance Series Growth Fund

BNY Mellon Investment Portfolios
BNY Mellon MidCap Stock	BNY Mellon IP MidCap Stock Portfolio — Initial Shares
BNY Mellon Technology Growth	BNY Mellon IP Technology Growth Portfolio — Initial Shares

BNY Mellon Stock Index Fund, Inc.
BNY Mellon Stock Index	BNY Mellon Stock Index Fund, Inc. — Service Shares

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. — Initial Shares

BNY Mellon Variable Investment Fund
BNY Mellon Appreciation	BNY Mellon VIF Appreciation Portfolio — Initial Shares

Calvert Mutual Funds, Inc.
Calvert Nasdaq 100 Index	Calvert VP Nasdaq 100 Index Portfolio
Calvert Russell 2000 Small Cap Index[6]	Calvert VP Russell 2000 Small Cap Index Portfolio

Dmensional Financial Advisors
DFA VIT Inflation-Protected Securities	VIT Inflation-Protected Securities

DWS Variable Series I and II
DWS CROCI International VIP - Class A	DWS CROCI International VIP — Class A
DWS Global Income Builder VIP A	DWS Global Income Builder VIP — Class A

Symetra Separate Account SL
Notes to Financial Statements
1.ORGANIZATION (continued)

Sub-Account	Mutual Fund
Federated Insurance Series
Federated Hermes High Income Bond	Federated Hermes High Income Bond II
Federated Hermes Managed Volatility II	Federated Hermes Managed Volatility Fund II

Fidelity Variable Insurance Products Fund I (VIP)
Fidelity Asset Manager	VIP Asset Manager Portfolio — Initial Class
Fidelity Asset Manager Growth	VIP Asset Manager Growth Portfolio
Fidelity Balanced	VIP Balanced Portfolio
Fidelity Contrafund	VIP Contrafund® Portfolio — Initial Class
Fidelity Equity-Income	VIP Equity-Income Portfolio — Initial Class
Fidelity Extended Market Index - Initial Class	VIP Extended Market Index — Initial Class
Fidelity Government Money Market Portfolio - Initial Class	VIP Government Money Market Portfolio — Initial Class
Fidelity Growth	VIP Growth Portfolio — Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio — Initial Class
Fidelity Growth Opportunities	VIP Growth Opportunities Portfolio — Initial Class
Fidelity High Income	VIP High Income Portfolio — Initial Class
Fidelity Index 500	VIP Index 500 Portfolio
Fidelity Investment Grade Bond	VIP Investment Grade Bond Portfolio — Initial Class
Fidelity Mid Cap I	VIP Mid Cap Portfolio — Initial Class
Fidelity Mid Cap II	VIP Mid Cap Portfolio — Service Class II
Fidelity Overseas	VIP Overseas Portfolio — Initial Class

Franklin Templeton Variable Insurance Products Trust
Franklin Allocation VIP Fund - Class 1	Franklin Allocation VIP Fund — Class 1
Franklin DynaTech VIP Fund - Class 2	Franklin DynaTech VIP Fund — Class 2
Franklin Income VIP Fund - Class 1	Franklin Income VIP Fund — Class 1
Franklin Income VIP Fund - Class 2	Franklin Income VIP Fund — Class 2
Franklin Mutual Shares VIP Fund - Class 2	Franklin Mutual Shares VIP Fund — Class 2
Franklin Small Cap Value VIP Fund - Class 1	Franklin Small Cap Value VIP Fund — Class 1
Franklin Small Cap Value VIP Fund - Class 2	Franklin Small Cap Value VIP Fund — Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund — Class 2
Franklin U.S. Government Securities VIP Fund - Class 2	Franklin U.S. Government Securities VIP Fund — Class 2

Goldman Sachs
Goldman Sachs Government Money Market - Institutional Class	Goldman Sachs Government Money Market - Institutional Class

AIM Variable Insurance Funds, Inc (Invesco Variable Insurance Funds)
Invesco American Franchise Fund I	Invesco V.I. American Franchise Fund - Series I
Invesco American Franchise Fund II	Invesco V.I. American Franchise Fund - Series II
Invesco Discovery Mid Cap Growth Fund I	Invesco V.I. Discovery Mid Cap Growth Fund - Series I
Invesco Discovery Mid Cap Growth Fund II	Invesco V.I. Discovery Mid Cap Growth Fund - Series II
Invesco EQV International Equity I	Invesco V.I. EQV International Equity Fund - Series I
Invesco EQV International Equity II	Invesco V.I. EQV International Equity Fund - Series II
Invesco Global Real Estate	Invesco V.I. Global Real Estate Fund - Series I
Invesco Health Care	Invesco V.I. Health Care Fund - Series I

Lincoln Investment Advisors
LVIP JPMorgan Mid Cap Value Fund - Standard Class[3]	LVIP JPMorgan Mid Cap Value Fund - Standard Class
LVIP JPMorgan U.S. Equity Fund - Standard Class[4]	LVIP JPMorgan U.S. Equity Fund - Standard Class

Symetra Separate Account SL
Notes to Financial Statements
1.ORGANIZATION (continued)

Sub-Account	Mutual Fund
Financial Investors Variable Insurance Trust
Morningstar Aggressive Growth ETF Asset Allocation - Class I	Morningstar Aggressive Growth ETF Asset Allocation Portfolio — Class I
Morningstar Growth ETF Asset Allocation - Class I	Morningstar Growth ETF Asset Allocation Portfolio — Class I

Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Mid Cap Growth Portfolio Class 1[5]	Neuberger Berman AMT Mid Cap Growth Portfolio — Class 1
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio — Class 1

PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio Admin	PIMCO All Asset Portfolio — Administrative Class Shares
PIMCO All Asset Portfolio Advisor	PIMCO All Asset Portfolio — Advisor Class Shares
PIMCO CommodityRealReturn Strat. Administrative Class	PIMCO CommodityRealReturn® Strategy Portfolio — Administrative Class Shares
PIMCO Total Return Admin	PIMCO Total Return Portfolio — Administrative Class Shares

Pioneer Variable Contracts Trust
Pioneer Bond VCT Class I	Pioneer Bond VCT Portfolio — Class I
Pioneer Equity Income VCT Class I5	Pioneer Equity Income VCT Portfolio — Class I
Pioneer Equity Income VCT Class II	Pioneer Equity Income VCT Portfolio — Class II
Pioneer Fund VCT Class I	Pioneer Fund VCT Portfolio — Class I
Pioneer High Yield VCT Class II	Pioneer High Yield VCT Portfolio — Class II
Pioneer Mid Cap Value VCT Class I	Pioneer Mid Cap Value VCT Portfolio — Class I
Pioneer Real Estate VCT Class I1	Pioneer Real Estate VCT Portfolio — Class I
Pioneer Real Estate VCT Class II2	Pioneer Real Estate VCT Portfolio — Class II
Pioneer Select Mid Cap Growth VCT Class I	Pioneer Select Mid Cap Growth VCT Portfolio — Class I
Pioneer Strategic Income VCT Class I	Pioneer Strategic Income VCT Portfolio — Class I
Pioneer Strategic Income VCT Class II	Pioneer Strategic Income VCT Portfolio — Class II

Franklin Templeton Variable Insurance Products Trust
Templeton Developing Markets VIP Fund - Class 1	Templeton Developing Markets VIP Fund — Class 1
Templeton Developing Markets VIP Fund - Class 2	Templeton Developing Markets VIP Fund — Class 2
Templeton Global Bond VIP Fund - Class 1	Templeton Global Bond VIP Fund — Class 1
Templeton Global Bond VIP Fund - Class 2	Templeton Global Bond VIP Fund — Class 2
Templeton Growth VIP Fund - Class 1	Templeton Growth VIP Fund — Class 1
Templeton Growth VIP Fund - Class 2	Templeton Growth VIP Fund — Class 2

Vanguard Variable Insurance Fund Portfolios
Vanguard Balanced	Vanguard VIF — Balanced Portfolio
Vanguard Conservative Allocation	Vanguard VIF — Conservative Allocation Portfolio
Vanguard Diversified Value	Vanguard VIF — Diversified Value Portfolio
Vanguard Equity Income	Vanguard VIF — Equity Income Portfolio
Vanguard Equity Index	Vanguard VIF — Equity Index Portfolio
Vanguard High Yield Bond	Vanguard VIF — High Yield Bond Portfolio
Vanguard International	Vanguard VIF — International Portfolio
Vanguard Mid-Cap Index	Vanguard VIF — Mid-Cap Index Portfolio
Vanguard Real Estate Index	Vanguard VIF — Real Estate Index Portfolio
Vanguard Small Company Growth	Vanguard VIF — Small Company Growth Portfolio
Vanguard Total Bond Market Index	Vanguard VIF — Total Bond Market Index Portfolio
Vanguard Total International Stock Market Index	Vanguard VIF — Total International Stock Market Index Portfolio
Vanguard Total Stock Market Index	Vanguard VIF — Total Stock Market Index Portfolio

Voya VP Natural Resource Trust
Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Global High Dividend Low Volatility Portfolio — Class S

Symetra Separate Account SL
Notes to Financial Statements
1.ORGANIZATION (continued)

Sub-Account	Mutual Fund
Voya Investors Trust
VY JPMorgan Emerging Markets Equity Portfolio Initial	VY JPMorgan Emerging Markets Equity Portfolio Class I

Wanger Advisors Trust
Wanger Acorn	Wanger Acorn

1 Effective April 28, 2023 Pioneer Real Estate VCT Class I was liquidated and no longer available for sale.
2 Effective April 28, 2023 Pioneer Real Estate VCT Class II was liquidated and no longer available for sale.
3 LVIP JPMorgan Mid Cap Value Fund - Standard Class was known as JP Morgan Insurance Trust Mid Cap Value I prior to May 1, 2023.
4 LVIP JPMorgan U.S. Equity fund - Standard Class was known as JP Morgan Insurance Trust U.S. Equity I prior to May 1, 2023.
5 There was activity in the prior year and no activity in the current year and no net asset balance to report on the Statements of Assets and Liabilities as of December 31, 2023.
6 There was no activity in the current year and the prior year and no net asset balance to report on the Statements of Assets and Liabilities as of December 31, 2023.

Symetra Separate Account SL
Notes to Financial Statements
2.SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION AND USE OF ESTIMATES — The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), including the rules and regulations of the Securities and Exchange Commission (SEC).

INVESTMENT VALUATION — Investments in portfolio shares are valued at fair value based on the net asset value (NAV) as reported by the underlying Mutual Fund on the last trading day of the year.

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy, which requires an entity to maximize its use of observable inputs and minimize the use of unobservable inputs when measuring fair value. This fair value hierarchy prioritizes fair value measurements into the three levels based on the nature of the inputs. Quoted prices in active markets for identical assets or liabilities have the highest priority (“Level 1”), followed by significant observable inputs other than quoted market prices, including prices for similar but not identical assets or liabilities (“Level 2”) and significant unobservable inputs, including the reporting entity’s estimates of the assumptions that market participants would use, having the lowest priority (“Level 3”).

The availability of observable market information is the principal factor in determining the level to which the Separate Account’s investments are assigned in the fair value hierarchy. As such, all Separate Account investments have been classified as Level 1 in the fair value hierarchy.

INVESTMENT TRANSACTIONS — Investment transactions are recorded on the trade date. Realized gains and losses on investment transactions are determined using the first-in-first-out (FIFO) method.

INCOME RECOGNITION — Dividend income and realized capital gain distributions are recorded on the ex-dividend date.

DISTRIBUTIONS — The net investment income and realized capital gains of the Separate Account are not distributed, but are retained and reinvested for the benefit of unit owners.

FEDERAL INCOME TAX — Operations of the Separate Account are included in the federal income tax return of Symetra Life, which is taxed as a “Life Insurance Company” under the provisions of the Internal Revenue Code. Under current federal income tax law, no income taxes are payable with respect to the operations of the Separate Account to the extent the earnings are reinvested.

3.EXPENSES AND RELATED PARTY TRANSACTIONS
Symetra Life assumes mortality and expense (“M&E”) risks related to the operations of the Separate Account. Symetra Life deducts a daily charge from the assets of the Separate Account to cover these risks. The daily charge for the PREMIER Variable Universal Life product is, on an annual basis, equal to a rate of 0.70 percent of the average daily net assets of the Separate Account. The daily charge for the Enhanced Variable Universal Life product is, on an annual basis, equal to a rate of 0.90 percent of the average daily net assets of the Separate Account. The daily charge for Symetra Complete and Symetra Complete Advisor are, on an annual basis, equal to a rate of 0.75 percent of the policy value in policy years 1 through 20, 0.60 percent of the policy value in policy years 21 through 30 and 0.50 percent in all remaining policy years. This charge is included in the net investment income (loss) in the accompanying Statements of Operations and Changes in Net Assets.

Symetra Life deducts an expense charge for the Milestone VUL-G product on the policy date and on each monthly anniversary day. For policy years 1-20 a minimum current and guaranteed charge of $0.03 per $1000 of initial specified amount and a maximum current charge of $1.67 per $1000 and a guaranteed charge of $2.17 per $1000 of initial specified amount.

Symetra Life deducts an expense charge for the Accumulator Variable Universal Life product on the policy date and on each monthly anniversary day. The minimum charge is $0.21 and maximum charge is $8.83 per $1000 of initial specified amount. This charge is expressed as an amount per $1,000 of initial specified amount. If the specified amount decreases, the monthly expense charge will not reflect the change in the specified amount. If the specified amount increases, the policy will incur an additional monthly expense charge based upon the specified amount increase and the insured’s attained age at that time.

Symetra Life deducts a distribution charge for the Symetra Complete product to compensate the broker-dealer firm that sold the policy. The daily charge, on an annual basis, ranges from 0.50 percent to 1.50 percent based on the total policy value. The distribution charge is recorded as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets. This charge does not apply to Symetra Complete Advisor.

Symetra Life deducts a monthly administration charge of $4 for each Enhanced Variable Universal Life contract and $5 for each PREMIER Variable Universal Life contract from the Separate Account. Monthly administration charges for Symetra Complete and Symetra Complete Advisor are 0.025 percent of the policy value not to exceed $8 per month. The monthly administrative charge for Milestone VUL-G is $20 for the current charge and $60 for the guaranteed charge on the policy date and on each monthly anniversary day. The monthly administrative charge for Accumulator Variable Universal Life is $60 on the policy date and on each monthly anniversary day.

Symetra Separate Account SL
Notes to Financial Statements

3.    EXPENSES AND RELATED PARTY TRANSACTIONS (continued)
The administration charges are recorded as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets.

For all variable life insurance products, Symetra deducts amounts from the sub-accounts to cover the cost of insurance. These charges vary from month to month in accordance with the terms of the individual policy holders and are deducted through termination of units of interest from policy holder accounts. The costs of insurance are recorded as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets.

A withdrawal charge of $25 or 2.00 percent of the withdrawal amount, whichever is less, may be imposed on the owner of the policy for the second and each subsequent withdrawal in any one year for Enhanced Variable Universal Life. A withdrawal charge for the Milestone VUL-G is $25 upon each withdrawal amount. A withdrawal charge of $25 for the Accumulator Variable Universal Life will be deducted with the withdrawal from the fixed policy value and subaccount value in the same proportion as the monthly deductions (this charge is currently waived). A transfer charge of $10 or 2.00 percent of the amount transferred, whichever is less, may be imposed on transfers that exceed the number of free transfers allowed each year for Enhanced Variable Universal Life. A transfer charge for Milestone VUL-G is $25 upon each transfer. A surrender charge may be applicable in the first eight years on withdrawals that exceed the free withdrawal amount. A surrender charge schedule will be issued for Milestone VUL-G and will be applicable if the owner surrenders the policy during the first fifteen policy years. If a policy is reinstated, the amount of the surrender charge is reinstated. A transfer fee of $25 for the Accumulator Variable Universal Life is currently waived but Symetra reserves the right to deduct a charge for additional transfers that exceed twenty-four (24) transfers between subaccounts and the fixed account each policy year. A surrender charge will be issued for Accumulator Variable Universal Life at the time of any surrender during the first nine (9) policy years, a minimum charge is $3.78, and a maximum charge is $57.96 per $1000 of initial specified amount. The withdrawal charge, transfer charge and surrender charge is reflected as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets. These charges do not apply to all products and may vary by contract year and other factors as described in the product prospectuses.

4. INVESTMENT TRANSACTIONS
The following table summarizes purchases and proceeds from sales activity by sub-account for the year ended December 31, 2023.

Sub-Account	Purchases	Proceeds From Sales
American Century Balanced	$42,574	$187,502
American Century Inflation Protection I	127,417	51,188
American Century Inflation Protection II	172,108	120,222
American Century International	38,572	169,088
American Century Large Company Value II	11,545	2,827
American Century Ultra I	23,281	4,873
American Century Ultra II	57,748	41,449
American Century Value	216,119	247,598
American Funds IS Growth Fund	63,359	4,046
BNY Mellon Appreciation	111,820	122,977
BNY Mellon MidCap Stock	66,450	79,503
BNY Mellon Stock Index	259,974	276,853
BNY Mellon Sustainable U.S. Equity	53,219	40,582
BNY Mellon Technology Growth	15,865	118,419
Calvert Nasdaq 100 Index	485	1,569
DFA VIT Inflation-Protected Securities	35,996	1,292
DWS CROCI International VIP - Class A	9,083	6,025
DWS Global Income Builder VIP A	30,226	52,138
Federated Hermes High Income Bond	11,262	12,982
Federated Hermes Managed Volatility II	2,623	2,454
Fidelity Asset Manager	151,703	426,218

Symetra Separate Account SL
Notes to Financial Statements
4. INVESTMENT TRANSACTIONS (continued)

Sub-Account	Purchases	Proceeds From Sales
Fidelity Asset Manager Growth	$22,589	$46,996
Fidelity Balanced	5,575	6,254
Fidelity Contrafund	513,374	952,063
Fidelity Equity-Income	473,165	903,775
Fidelity Extended Market Index - Initial Class	12,612	472
Fidelity Government Money Market Portfolio - Initial Class	171,033	145,674
Fidelity Growth	1,110,879	1,293,369
Fidelity Growth & Income	639,730	152,872
Fidelity Growth Opportunities	17,945	147,669
Fidelity High Income	56,024	75,950
Fidelity Index 500	443,607	606,303
Fidelity Investment Grade Bond	43,986	95,240
Fidelity Mid Cap I	3,648	1,740
Fidelity Mid Cap II	138,357	119,320
Fidelity Overseas	36,500	134,915
Franklin Allocation VIP Fund - Class 1	848	642
Franklin DynaTech VIP Fund - Class 2	797	3,286
Franklin Income VIP Fund - Class 1	322,437	53,017
Franklin Income VIP Fund - Class 2	14,897	7,856
Franklin Mutual Shares VIP Fund - Class 2	19,916	41,646
Franklin Small Cap Value VIP Fund - Class 1	5,480	1,364
Franklin Small Cap Value VIP Fund - Class 2	107,203	68,335
Franklin Small-Mid Cap Growth VIP Fund - Class 2	38,569	146,966
Franklin U.S. Government Securities VIP Fund - Class 2	80,213	70,730
Goldman Sachs Government Money Market - Institutional Class	52,364	23,785
Invesco American Franchise Fund I	52,236	131,159
Invesco American Franchise Fund II	3,008	1,974
Invesco Discovery Mid Cap Growth Fund I	1,645	8,610
Invesco Discovery Mid Cap Growth Fund II	18,911	4,813
Invesco EQV International Equity I	5,514	79,316
Invesco EQV International Equity II	12,492	14,165
Invesco Global Real Estate	23,562	46,473
Invesco Health Care	1,184	2,386
LVIP JPMorgan Mid Cap Value Fund - Standard Class[1]	200,926	210,279
LVIP JPMorgan U.S. Equity Fund - Standard Class[1]	65,715	29,968
Morningstar Aggressive Growth ETF Asset Allocation Class I	7,856	5,978
Morningstar Growth ETF Asset Allocation Class I	3,332	2,033
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	2,007	843
PIMCO All Asset Portfolio Admin	116,475	53,477
PIMCO All Asset Portfolio Advisor	2,086	1,065
PIMCO CommodityRealReturn Strat. Administrative Class	212,913	60,096
PIMCO Total Return Admin	2,484	1,993
Pioneer Bond VCT Class I	49,655	53,419
Pioneer Equity Income VCT Class II	20,498	51,174
Pioneer Fund VCT Class I	294,492	298,700
Pioneer High Yield VCT Class II	33,912	44,862
Pioneer Mid Cap Value VCT Class I	202,766	161,475
Pioneer Real Estate VCT Class I1	992	72,343
Pioneer Real Estate VCT Class II1	24,805	610,982
Pioneer Select Mid Cap Growth VCT Class I	66,386	632,571
Pioneer Strategic Income VCT Class I	3,335	937
Pioneer Strategic Income VCT Class II	48,061	18,617

Symetra Separate Account SL
Notes to Financial Statements
4. INVESTMENT TRANSACTIONS (continued)

Sub-Account	Purchases	Proceeds From Sales
Templeton Developing Markets VIP Fund - Class 1	$1,299	$756
Templeton Developing Markets VIP Fund - Class 2	66,302	154,036
Templeton Global Bond VIP Fund - Class 1	—	1,710
Templeton Global Bond VIP Fund - Class 2	2,616	32,719
Templeton Growth VIP Fund - Class 1	2,676	1,420
Templeton Growth VIP Fund - Class 2	15,579	13,839
Vanguard Balanced	51,829	3,117
Vanguard Conservative Allocation	7,884	152
Vanguard Diversified Value	97,291	4,758
Vanguard Equity Income	12,482	1,711
Vanguard Equity Index	1,489,771	1,099,366
Vanguard High Yield Bond	17,034	4,872
Vanguard International	9,364	2,508
Vanguard Mid-Cap Index	685,433	288,100
Vanguard Real Estate Index	140,020	3,043
Vanguard Small Company Growth	120	801
Vanguard Total Bond Market Index	44,360	9,131
Vanguard Total International Stock Market Index	62,299	9,491
Vanguard Total Stock Market Index	2,122,673	2,627,277
Voya Global High Dividend Low Volatility Portfolio - Class S	43,520	26,102
VY JPMorgan Emerging Markets Equity Portfolio Initial	34,820	53,813
Wanger Acorn	759	62,656

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

5.CHANGES IN ACCUMULATION UNITS OUTSTANDING
The changes in Units outstanding for the years ended December 31, 2023, and 2022 were as follows:

	2023			2022
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units	Issued	Redeemed	in Units
American Century Balanced	1,639	(5,936)	(4,297)	1,528	(4,413)	(2,885)
American Century Inflation Protection I	253	(333)	(80)	15,637	(96)	15,541
American Century Inflation Protection II	12,558	(11,120)	1,438	10,539	(10,589)	(50)
American Century International	1,912	(6,309)	(4,397)	2,234	(3,375)	(1,141)
American Century Large Company Value II	256	(90)	166	637	(1,257)	(620)
American Century Ultra I	33	(46)	(13)	34	(38)	(4)
American Century Ultra II	544	(790)	(246)	791	(2,424)	(1,633)
American Century Value	3,018	(6,770)	(3,752)	2,356	(3,996)	(1,640)
American Funds IS Growth Fund	6,864	(1,126)	5,738	14,073	(461)	13,612
BNY Mellon Appreciation	641	(3,095)	(2,454)	677	(1,255)	(578)
BNY Mellon MidCap Stock	1,322	(2,658)	(1,336)	1,658	(2,682)	(1,024)
BNY Mellon Stock Index	4,001	(5,338)	(1,337)	2,412	(2,300)	112
BNY Mellon Sustainable U.S. Equity	625	(1,802)	(1,177)	647	(858)	(211)
BNY Mellon Technology Growth	1,506	(6,521)	(5,015)	4,752	(6,864)	(2,112)
Calvert Nasdaq 100 Index	—	(2)	(2)	46	(2,948)	(2,902)
DFA VIT Inflation-Protected Securities	3,974	(242)	3,732	14	(350)	(336)
DWS CROCI International VIP - Class A	900	(868)	32	926	(1,575)	(649)
DWS Global Income Builder VIP A	1,558	(3,182)	(1,624)	1,582	(2,796)	(1,214)
Federated Hermes High Income Bond	282	(528)	(246)	284	(456)	(172)

Symetra Separate Account SL
Notes to Financial Statements
5. CHANGES IN ACCUMULATION UNITS OUTSTANDING (continued)

	2023			2022
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units	Issued	Redeemed	in Units
Federated Hermes Managed Volatility II	119	(130)	(11)	108	(652)	(544)
Fidelity Asset Manager	633	(2,419)	(1,786)	720	(2,133)	(1,413)
Fidelity Asset Manager Growth	340	(1,003)	(663)	377	(492)	(115)
Fidelity Balanced	71	(150)	(79)	83	(931)	(848)
Fidelity Contrafund	2,271	(7,029)	(4,758)	3,778	(9,560)	(5,782)
Fidelity Equity-Income	2,620	(11,001)	(8,381)	1,938	(10,969)	(9,031)
Fidelity Extended Market Index - Initial Class	1,480	(65)	1,415	154	(357)	(203)
Fidelity Government Money Market Portfolio - Initial Class	11,380	(10,526)	854	7,193	(14,821)	(7,628)
Fidelity Growth	3,743	(9,282)	(5,539)	5,216	(6,992)	(1,776)
Fidelity Growth & Income	11,087	(3,889)	7,198	1,444	(2,211)	(767)
Fidelity Growth Opportunities	774	(2,651)	(1,877)	839	(3,116)	(2,277)
Fidelity High Income	518	(1,014)	(496)	372	(794)	(422)
Fidelity Index 500	22,392	(5,192)	17,200	7,236	(5,965)	1,271
Fidelity Investment Grade Bond	230	(439)	(209)	201	(1,387)	(1,186)
Fidelity Mid Cap I	—	(6)	(6)	—	(6)	(6)
Fidelity Mid Cap II	3,614	(3,949)	(335)	2,948	(3,310)	(362)
Fidelity Overseas	526	(895)	(369)	729	(6,276)	(5,547)
Franklin Allocation VIP Fund - Class 1	—	(4)	(4)	—	(3)	(3)
Franklin DynaTech VIP Fund - Class 2	25	(61)	(36)	127	(1,383)	(1,256)
Franklin Income VIP Fund - Class 1	170	(234)	(64)	11,346	(61)	11,285
Franklin Income VIP Fund - Class 2	311	(432)	(121)	314	(359)	(45)
Franklin Mutual Shares VIP Fund - Class 2	344	(1,625)	(1,281)	433	(1,433)	(1,000)
Franklin Small Cap Value VIP Fund - Class 1	—	(4)	(4)	—	(5)	(5)
Franklin Small Cap Value VIP Fund - Class 2	2,641	(2,767)	(126)	2,706	(5,256)	(2,550)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2,563	(6,208)	(3,645)	2,493	(4,360)	(1,867)
Franklin U.S. Government Securities VIP Fund - Class 2	4,987	(4,868)	119	1,676	(3,082)	(1,406)
Goldman Sachs Government Money Market - Institutional Class	755	(2,294)	(1,539)	90,489	(3,196)	87,293
Invesco American Franchise Fund I	1,700	(5,202)	(3,502)	1,748	(3,295)	(1,547)
Invesco American Franchise Fund II	99	(90)	9	103	(70)	33
Invesco Discovery Mid Cap Growth Fund I	46	(186)	(140)	55	(84)	(29)
Invesco Discovery Mid Cap Growth Fund II	819	(221)	598	1,061	(315)	746
Invesco EQV International Equity I	212	(1,972)	(1,760)	214	(430)	(216)
Invesco EQV International Equity II	1,106	(1,101)	5	980	(7,771)	(6,791)
Invesco Global Real Estate	1,026	(1,649)	(623)	939	(1,405)	(466)
Invesco Health Care	27	(49)	(22)	27	(46)	(19)
LVIP JPMorgan Mid Cap Value Fund - Standard Class[1]	2,128	(5,209)	(3,081)	1,875	(3,419)	(1,544)
LVIP JPMorgan U.S. Equity Fund - Standard Class[1]	350	(538)	(188)	357	(1,180)	(823)
Morningstar Aggressive Growth ETF Asset Allocation Class I	—	(27)	(27)	—	(28)	(28)
Morningstar Growth ETF Asset Allocation Class I	—	(10)	(10)	—	(10)	(10)
Neuberger Berman AMT Mid Cap Growth Portfolio Class I1	—	—	—	52	(2,371)	(2,319)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	—	(3)	(3)	—	(4)	(4)
PIMCO All Asset Portfolio Admin	201	(278)	(77)	13,349	(75)	13,274
PIMCO All Asset Portfolio Advisor	57	(44)	13	59	(42)	17
PIMCO CommodityRealReturn Strat. Administrative Class	13,723	(8,460)	5,263	10,443	(19,305)	(8,862)
PIMCO Total Return Admin	—	(12)	(12)	173	(4,776)	(4,603)
Pioneer Bond VCT Class I	1,085	(2,022)	(937)	1,134	(2,128)	(994)
Pioneer Equity Income VCT Class I1	—	—	—	102	(4,283)	(4,181)
Pioneer Equity Income VCT Class II	282	(1,648)	(1,366)	589	(1,012)	(423)

Symetra Separate Account SL
Notes to Financial Statements
5. CHANGES IN ACCUMULATION UNITS OUTSTANDING (continued)

	2023			2022
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units	Issued	Redeemed	in Units
Pioneer Fund VCT Class I	3,182	(7,222)	(4,040)	3,416	(13,152)	(9,736)
Pioneer High Yield VCT Class II	1,579	(2,334)	(755)	77	(356)	(279)
Pioneer Mid Cap Value VCT Class I	975	(3,760)	(2,785)	1,059	(2,325)	(1,266)
Pioneer Real Estate VCT Class I1	—	(352)	(352)	63	(2,052)	(1,989)
Pioneer Real Estate VCT Class II1	1,436	(33,158)	(31,722)	6,764	(3,347)	3,417
Pioneer Select Mid Cap Growth VCT Class I	3,366	(14,148)	(10,782)	4,122	(8,902)	(4,780)
Pioneer Strategic Income VCT Class I	—	(5)	(5)	—	(5)	(5)
Pioneer Strategic Income VCT Class II	2,731	(1,326)	1,405	498	(1,820)	(1,322)
Templeton Developing Markets VIP Fund - Class 1	—	(6)	(6)	—	(7)	(7)
Templeton Developing Markets VIP Fund - Class 2	3,551	(7,210)	(3,659)	6,994	(3,853)	3,141
Templeton Global Bond VIP Fund - Class 1	—	(11)	(11)	—	(11)	(11)
Templeton Global Bond VIP Fund - Class 2	269	(2,027)	(1,758)	289	(826)	(537)
Templeton Growth VIP Fund - Class 1	—	(9)	(9)	—	(9)	(9)
Templeton Growth VIP Fund - Class 2	997	(1,084)	(87)	749	(2,146)	(1,397)
Vanguard Balanced	5,371	(438)	4,933	99,786	(103,757)	(3,971)
Vanguard Conservative Allocation	902	(19)	883	2	(408)	(406)
Vanguard Diversified Value	9,516	(1,024)	8,492	9,624	(406)	9,218
Vanguard Equity Income	—	(5)	(5)	—	(5)	(5)
Vanguard Equity Index	22,704	(57,039)	(34,335)	144,180	(190,226)	(46,046)
Vanguard High Yield Bond	840	(406)	434	9,176	(399)	8,777
Vanguard International	—	(12)	(12)	—	(12)	(12)
Vanguard Mid-Cap Index	35,608	(22,640)	12,968	110,388	(97,174)	13,214
Vanguard Real Estate Index	6,795	(21)	6,774	—	(5)	(5)
Vanguard Small Company Growth	—	(2)	(2)	—	(2)	(2)
Vanguard Total Bond Market Index	4,643	(1,039)	3,604	22,447	(472)	21,975
Vanguard Total International Stock Market Index	6,241	(1,091)	5,150	24,604	(520)	24,084
Vanguard Total Stock Market Index	26,854	(130,256)	(103,402)	247,375	(185,267)	62,108
Voya Global High Dividend Low Volatility Portfolio - Class S	127	(213)	(86)	92	(278)	(186)
VY JPMorgan Emerging Markets Equity Portfolio Initial	179	(311)	(132)	300	(290)	10
Wanger Acorn	71	(1,009)	(938)	77	(370)	(293)

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

Symetra Separate Account SL
Notes to Financial Statements

6. ACCUMULATION UNIT VALUES
The following table summarizes the Unit values and Units outstanding for sub-accounts of the Symetra Separate Account SL, net investment income ratios and the expense ratios, excluding expenses of the underlying Mutual Funds, and total returns for each of the five years in the period ended December 31, 2023.

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
American Century Balanced
	2023	$39.197	to	$281.128	26,234	$1,123,993	1.92%	0.70%	to	0.75%	15.60%	to	16.41%
	2022	33.908	to	241.504	30,531	1,119,382	1.20	0.70	to	0.75	(17.84)	to	(17.27)
	2021	41.272	to	291.903	33,416	1,483,281	0.72	0.70	to	0.75	14.96	to	15.77
	2020	35.900	to	252.142	34,070	1,315,211	1.15	0.70	to	0.75	11.74	to	12.53
	2019	32.128	to	224.072	40,934	1,398,905	1.56	0.70	to	0.75	19.01	to	19.85
American Century Inflation Protection I
	2023	157.014	to	157.014	15,970	2,507,479	3.63	0.75	to	0.75	3.60	to	3.60
	2022	151.557	to	151.557	16,050	2,432,513	0.61	0.75	to	0.75	(12.88)	to	(12.88)
	2021	173.956	to	173.956	509	88,550	3.38	0.75	to	0.75	6.61	to	6.61
	2020	163.163	to	163.163	524	85,534	1.61	0.75	to	0.75	9.81	to	9.81
	2019	148.591	to	148.591	540	80,223	2.56	0.75	to	0.75	9.16	to	9.16
American Century Inflation Protection II
	2023	14.814	to	14.814	81,566	1,208,352	3.33	0.70	to	0.70	2.68	to	2.68
	2022	14.428	to	14.428	80,128	1,156,066	5.01	0.70	to	0.70	(13.68)	to	(13.68)
	2021	16.715	to	16.715	80,178	1,340,145	3.24	0.70	to	0.70	5.53	to	5.53
	2020	15.839	to	15.839	67,053	1,062,062	1.40	0.70	to	0.70	8.79	to	8.79
	2019	14.559	to	14.559	63,158	919,516	2.32	0.70	to	0.70	8.14	to	8.14
American Century International
	2023	30.831	to	191.930	25,797	802,936	1.48	0.70	to	0.75	11.79	to	12.57
	2022	27.579	to	170.496	30,194	839,644	1.47	0.70	to	0.75	(25.28)	to	(24.75)
	2021	36.910	to	226.585	31,335	1,165,972	0.16	0.70	to	0.75	7.99	to	8.75
	2020	34.179	to	208.355	31,269	1,084,714	0.47	0.70	to	0.75	25.01	to	25.88
	2019	27.342	to	165.519	32,693	906,927	0.89	0.70	to	0.75	27.52	to	28.42
American Century Large Company Value II
	2023	30.250	to	30.250	3,187	96,413	2.44	0.70	to	0.70	3.06	to	3.06
	2022	29.353	to	29.353	3,021	88,673	1.88	0.70	to	0.70	(1.15)	to	(1.15)
	2021	29.694	to	29.694	3,641	108,117	1.26	0.70	to	0.70	20.68	to	20.68
	2020	24.605	to	24.605	3,573	87,908	1.89	0.70	to	0.70	1.77	to	1.77
	2019	24.177	to	24.177	3,518	85,042	1.90	0.70	to	0.70	26.42	to	26.42
American Century Ultra I
	2023	77.288	to	77.288	4,669	360,822	—	0.70	to	0.70	42.51	to	42.51
	2022	54.233	to	54.233	4,682	253,909	—	0.70	to	0.70	(32.85)	to	(32.85)
	2021	80.760	to	80.760	4,686	378,405	—	0.70	to	0.70	22.30	to	22.30
	2020	66.033	to	66.033	4,675	308,705	—	0.70	to	0.70	48.81	to	48.81

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
American Century Ultra I (Continued)
	2019	$44.375	to	$44.375	4,678	$207,594	—%	0.70%	to	0.70%	33.64%	to	33.64%
American Century Ultra II
	2023	60.127	to	60.127	8,290	498,469	—	0.70	to	0.70	42.27	to	42.27
	2022	42.262	to	42.262	8,536	360,727	—	0.70	to	0.70	(32.93)	to	(32.93)
	2021	63.013	to	63.013	10,169	640,784	—	0.70	to	0.70	22.13	to	22.13
	2020	51.593	to	51.593	10,209	526,727	—	0.70	to	0.70	48.51	to	48.51
	2019	34.741	to	34.741	9,408	326,845	—	0.70	to	0.70	33.52	to	33.52
American Century Value
	2023	45.238	to	45.238	30,758	1,391,437	2.36	0.70	to	0.70	8.34	to	8.34
	2022	41.756	to	41.756	34,510	1,440,974	2.09	0.70	to	0.70	(0.16)	to	(0.16)
	2021	41.822	to	41.822	36,150	1,511,856	1.75	0.70	to	0.70	23.64	to	23.64
	2020	33.825	to	33.825	37,090	1,254,569	2.36	0.70	to	0.70	0.27	to	0.27
	2019	33.733	to	33.733	35,660	1,202,924	2.12	0.70	to	0.70	26.15	to	26.15
American Funds IS Growth Fund
	2023	10.036	to	10.036	19,670	197,408	0.68	—	to	—	38.81	to	38.81
	2022	7.230	to	7.230	13,932	100,724	0.65	—	to	—	(29.76)	to	(29.76)
	2021	10.293	to	10.293	320	3,269	0.35	—	to	—	2.93	to	2.93
BNY Mellon Appreciation
	2023	43.757	to	43.757	25,679	1,123,644	0.71	0.70	to	0.70	20.13	to	20.13
	2022	36.426	to	36.426	28,133	1,024,754	0.67	0.70	to	0.70	(18.64)	to	(18.64)
	2021	44.769	to	44.769	28,711	1,285,359	0.44	0.70	to	0.70	26.24	to	26.24
	2020	35.462	to	35.462	30,029	1,064,867	0.78	0.70	to	0.70	22.83	to	22.83
	2019	28.871	to	28.871	31,466	908,432	1.17	0.70	to	0.70	35.14	to	35.14
BNY Mellon MidCap Stock
	2023	44.944	to	44.944	31,600	1,420,209	0.79	0.70	to	0.70	17.49	to	17.49
	2022	38.254	to	38.254	32,936	1,259,933	0.72	0.70	to	0.70	(14.68)	to	(14.68)
	2021	44.834	to	44.834	33,960	1,522,572	0.61	0.70	to	0.70	25.00	to	25.00
	2020	35.866	to	35.866	34,772	1,247,104	0.83	0.70	to	0.70	7.35	to	7.35
	2019	33.409	to	33.409	36,054	1,204,538	0.66	0.70	to	0.70	19.34	to	19.34
BNY Mellon Stock Index
	2023	61.098	to	61.098	23,155	1,414,711	1.16	0.70	to	0.70	24.73	to	24.73
	2022	48.985	to	48.985	24,492	1,199,765	1.09	0.70	to	0.70	(19.09)	to	(19.09)
	2021	60.544	to	60.544	24,380	1,476,032	0.82	0.70	to	0.70	27.22	to	27.22
	2020	47.589	to	47.589	25,744	1,225,131	1.31	0.70	to	0.70	16.89	to	16.89
	2019	40.712	to	40.712	27,818	1,132,547	1.46	0.70	to	0.70	29.93	to	29.93
BNY Mellon Sustainable U.S. Equity
	2023	27.960	to	27.960	13,844	387,067	0.73	0.70	to	0.70	22.96	to	22.96
	2022	22.739	to	22.739	15,021	341,553	0.52	0.70	to	0.70	(23.41)	to	(23.41)
	2021	29.689	to	29.689	15,232	452,230	0.75	0.70	to	0.70	26.11	to	26.11
	2020	23.542	to	23.542	16,900	397,859	1.03	0.70	to	0.70	23.28	to	23.28

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
BNY Mellon Sustainable U.S. Equity (Continued)
	2019	$19.097	to	$19.097	18,556	$354,365	1.44%	0.70%	to	0.70%	33.42%	to	33.42%
BNY Mellon Technology Growth
	2023	25.126	to	677.488	46,063	1,184,440	—	0.70	to	0.75	58.31	to	59.42
	2022	15.871	to	424.972	51,078	827,879	—	0.70	to	0.75	(46.76)	to	(46.39)
	2021	29.811	to	792.663	53,190	3,833,859	—	0.70	to	0.75	12.14	to	12.93
	2020	26.584	to	701.915	58,003	3,573,304	0.25	0.70	to	0.75	68.74	to	69.92
	2019	15.754	to	413.082	57,476	2,108,698	—	0.70	to	0.75	24.93	to	25.82
Calvert Nasdaq 100 Index
	2023	865.422	to	865.422	196	169,931	0.34	0.75	to	0.75	54.40	to	54.40
	2022	560.510	to	560.510	198	111,258	0.02	0.75	to	0.75	(32.64)	to	(32.64)
	2021	832.159	to	832.159	3,100	2,579,732	0.28	0.75	to	0.75	26.87	to	26.87
	2020	655.897	to	655.897	3,162	2,073,932	0.48	0.75	to	0.75	48.23	to	48.23
	2019	442.499	to	442.499	3,180	1,407,084	0.52	0.75	to	0.75	38.78	to	38.78
Calvert Russell 2000 Small Cap Index[1]
	2023	306.059	to	306.059	—	—	—	0.75	to	0.75	16.60	to	16.60
	2022	262.487	to	262.487	—	—	—	0.75	to	0.75	(20.52)	to	(20.52)
	2021	330.238	to	330.238	—	—	—	0.75	to	0.75	14.53	to	14.53
	2020	288.350	to	288.350	50	14,539	1.09	0.75	to	0.75	19.64	to	19.64
	2019	241.006	to	241.006	52	12,520	0.93	0.75	to	0.75	25.07	to	25.07
DFA VIT Inflation-Protected Securities
	2023	9.216	to	9.216	3,740	34,467	8.12	—	to	—	4.02	to	4.02
	2022	8.860	to	8.860	8	68	0.23	—	to	—	(12.45)	to	(12.45)
	2021	10.120	to	10.120	344	3,477	4.50	—	to	—	1.20	to	1.20
DWS CROCI International VIP - Class A
	2023	10.911	to	10.911	10,675	116,473	3.27	0.70	to	0.70	18.12	to	18.12
	2022	9.237	to	9.237	10,643	98,312	3.34	0.70	to	0.70	(13.79)	to	(13.79)
	2021	10.715	to	10.715	11,292	120,994	2.39	0.70	to	0.70	8.47	to	8.47
	2020	9.878	to	9.878	11,455	113,152	3.45	0.70	to	0.70	1.90	to	1.90
	2019	9.694	to	9.694	12,138	117,664	3.01	0.70	to	0.70	20.92	to	20.92
DWS Global Income Builder VIP A
	2023	21.704	to	21.704	21,567	468,091	3.20	0.70	to	0.70	14.09	to	14.09
	2022	19.023	to	19.023	23,191	441,148	2.95	0.70	to	0.70	(15.57)	to	(15.57)
	2021	22.532	to	22.532	24,405	549,887	2.32	0.70	to	0.70	10.18	to	10.18
	2020	20.450	to	20.450	25,605	523,620	3.14	0.70	to	0.70	7.52	to	7.52
	2019	19.019	to	19.019	26,315	500,477	3.78	0.70	to	0.70	19.32	to	19.32
Federated Hermes High Income Bond
	2023	32.605	to	32.605	3,532	115,153	5.89	0.70	to	0.70	11.93	to	11.93
	2022	29.129	to	29.129	3,778	110,032	5.56	0.70	to	0.70	(12.39)	to	(12.39)
	2021	33.250	to	33.250	3,950	131,341	4.98	0.70	to	0.70	4.12	to	4.12
	2020	31.935	to	31.935	4,304	137,433	5.85	0.70	to	0.70	4.85	to	4.85

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Federated Hermes High Income Bond (Continued)
	2019	$30.458	to	$30.458	4,334	$132,010	6.05%	0.70%	to	0.70%	13.75%	to	13.75%
Federated Hermes Managed Volatility II
	2023	22.071	to	22.071	1,681	37,092	1.86	0.70	to	0.70	7.93	to	7.93
	2022	20.450	to	20.450	1,692	34,610	1.76	0.70	to	0.70	(14.36)	to	(14.36)
	2021	23.878	to	23.878	2,236	53,389	2.01	0.70	to	0.70	17.68	to	17.68
	2020	20.290	to	20.290	2,798	56,778	2.31	0.70	to	0.70	0.23	to	0.23
	2019	20.244	to	20.244	4,307	87,181	2.04	0.70	to	0.70	19.39	to	19.39
Fidelity Asset Manager
	2023	33.918	to	623.276	11,236	2,621,231	2.26	0.70	to	0.90	12.16	to	11.93
	2022	30.241	to	556.820	13,022	2,665,941	1.89	0.70	to	0.90	(15.53)	to	(15.70)
	2021	35.800	to	660.497	14,435	3,884,317	1.59	0.70	to	0.90	9.15	to	8.93
	2020	32.798	to	606.323	15,738	3,853,607	1.48	0.70	to	0.90	14.07	to	13.84
	2019	28.753	to	532.603	16,995	3,736,588	1.77	0.70	to	0.90	17.43	to	17.19
Fidelity Asset Manager Growth
	2023	35.095	to	537.065	9,371	565,982	1.81	0.70	to	0.90	15.56	to	15.33
	2022	30.370	to	465.686	10,034	518,015	1.83	0.70	to	0.90	(17.46)	to	(17.62)
	2021	36.793	to	565.302	10,149	644,213	1.41	0.70	to	0.90	13.17	to	12.94
	2020	32.512	to	500.531	10,289	615,364	1.09	0.70	to	0.90	16.45	to	16.21
	2019	27.920	to	430.694	11,014	681,353	1.56	0.70	to	0.90	21.97	to	21.73
Fidelity Balanced
	2023	51.000	to	51.000	1,366	69,676	1.71	0.70	to	0.70	20.68	to	20.68
	2022	42.260	to	42.260	1,445	61,082	1.27	0.70	to	0.70	(18.51)	to	(18.51)
	2021	51.860	to	51.860	2,293	118,913	0.94	0.70	to	0.70	17.44	to	17.44
	2020	44.160	to	44.160	2,302	101,674	1.32	0.70	to	0.70	21.54	to	21.54
	2019	36.335	to	36.335	2,510	91,189	1.69	0.70	to	0.70	23.64	to	23.64
Fidelity Contrafund
	2023	95.660	to	1,562.147	59,959	11,849,600	0.49	0.70	to	0.90	32.52	to	32.26
	2022	72.184	to	1,181.118	64,717	9,617,407	0.50	0.70	to	0.90	(26.83)	to	(26.97)
	2021	98.647	to	1,617.355	70,499	13,989,558	0.06	0.70	to	0.90	26.94	to	26.69
	2020	77.709	to	1,276.623	72,719	11,530,832	0.25	0.70	to	0.90	29.66	to	29.40
	2019	59.935	to	986.593	81,972	9,746,685	0.46	0.70	to	0.90	30.66	to	30.40
Fidelity Equity-Income
	2023	50.534	to	1,330.896	35,060	7,632,641	1.93	0.70	to	0.90	9.88	to	9.66
	2022	45.991	to	1,213.663	43,441	7,668,908	1.58	0.70	to	0.90	(5.62)	to	(5.81)
	2021	48.729	to	1,288.496	52,472	10,388,634	1.91	0.70	to	0.90	24.02	to	23.77
	2020	39.291	to	1,040.999	52,915	8,716,306	1.83	0.70	to	0.90	5.95	to	5.74
	2019	37.084	to	984.504	54,872	8,638,585	2.01	0.70	to	0.90	26.55	to	26.30
Fidelity Extended Market Index - Initial Class
	2023	9.653	to	9.653	1,550	14,962	3.95	—	to	—	17.43	to	17.43
	2022	8.220	to	8.220	135	1,112	—	—	to	—	(18.12)	to	(18.12)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Fidelity Extended Market Index - Initial Class (Continued)
	2021	$10.039	to	$10.039	338	$3,298	1.19%	—%	to	—%	0.39%	to	0.39%
Fidelity Government Money Market Portfolio - Initial Class
	2023	14.217	to	167.273	54,796	923,962	4.79	0.70	to	0.90	4.16	to	3.96
	2022	13.649	to	160.908	53,942	898,605	1.25	0.70	to	0.90	0.73	to	0.53
	2021	13.550	to	160.058	61,570	1,465,456	0.01	0.70	to	0.90	(0.69)	to	(0.89)
	2020	13.644	to	161.489	63,299	1,526,887	0.30	0.70	to	0.90	(0.38)	to	(0.58)
	2019	13.696	to	162.429	58,482	1,378,382	2.00	0.70	to	0.90	1.31	to	1.10
Fidelity Growth
	2023	88.784	to	2,078.542	100,865	22,528,941	0.13	0.70	to	0.90	35.29	to	35.02
	2022	65.625	to	1,539.427	106,404	17,510,838	0.62	0.70	to	0.90	(24.98)	to	(25.13)
	2021	87.479	to	2,056.199	108,180	24,297,741	—	0.70	to	0.90	22.36	to	22.11
	2020	71.496	to	1,683.874	116,670	21,308,337	0.07	0.70	to	0.90	42.89	to	42.60
	2019	50.036	to	1,180.800	129,707	16,905,621	0.26	0.70	to	0.90	33.38	to	33.11
Fidelity Growth & Income
	2023	59.386	to	59.386	38,317	2,275,488	1.78	0.70	to	0.70	17.89	to	17.89
	2022	50.373	to	50.373	31,119	1,567,553	1.66	0.70	to	0.70	(5.61)	to	(5.61)
	2021	53.367	to	53.367	31,886	1,701,642	2.45	0.70	to	0.70	25.07	to	25.07
	2020	42.669	to	42.669	32,291	1,377,844	2.15	0.70	to	0.70	7.10	to	7.10
	2019	39.842	to	39.842	32,267	1,285,589	3.59	0.70	to	0.70	29.14	to	29.14
Fidelity Growth Opportunities
	2023	75.154	to	75.154	26,068	1,959,087	—	0.70	to	0.70	44.64	to	44.64
	2022	51.960	to	51.960	27,945	1,452,012	—	0.70	to	0.70	(38.58)	to	(38.58)
	2021	84.600	to	84.600	30,222	2,556,802	—	0.70	to	0.70	11.16	to	11.16
	2020	76.105	to	76.105	31,717	2,413,833	0.01	0.70	to	0.70	67.48	to	67.48
	2019	45.441	to	45.441	33,672	1,530,069	0.15	0.70	to	0.70	39.86	to	39.86
Fidelity High Income
	2023	22.029	to	340.851	4,813	513,731	5.53	0.70	to	0.90	9.71	to	9.49
	2022	20.080	to	311.308	5,309	511,106	4.77	0.70	to	0.90	(11.99)	to	(12.17)
	2021	22.816	to	354.434	5,731	688,840	5.32	0.70	to	0.90	3.69	to	3.48
	2020	22.005	to	342.528	6,032	712,576	4.92	0.70	to	0.90	2.03	to	1.83
	2019	21.568	to	336.388	6,751	897,232	5.18	0.70	to	0.90	14.30	to	14.07
Fidelity Index 500
	2023	69.198	to	1,397.119	66,985	8,081,798	1.47	—	to	0.90	25.32	to	25.07
	2022	55.219	to	1,117.100	49,785	6,703,640	1.45	—	to	0.90	(18.78)	to	(18.94)
	2021	67.989	to	1,378.187	48,514	8,838,649	1.25	—	to	0.90	27.68	to	27.43
	2020	53.249	to	1,081.565	52,867	7,394,810	1.86	0.70	to	0.90	17.42	to	17.18
	2019	45.351	to	922.995	57,580	7,293,535	1.97	0.70	to	0.90	30.43	to	30.17
Fidelity Investment Grade Bond
	2023	25.150	to	335.136	2,431	723,108	2.56	0.70	to	0.90	5.46	to	5.25
	2022	23.847	to	318.407	2,640	749,198	1.90	0.70	to	0.90	(13.57)	to	(13.74)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Fidelity Investment Grade Bond (Continued)
	2021	$27.590	to	$369.119	3,826	$1,303,168	2.02%	0.70%	to	0.90%	(1.30)%	to	(1.50)%
	2020	27.953	to	374.727	3,943	1,365,006	1.89	0.70	to	0.90	8.63	to	8.41
	2019	25.732	to	345.643	3,259	1,007,954	2.67	0.70	to	0.90	8.90	to	8.68
Fidelity Mid Cap I
	2023	334.615	to	334.615	347	116,104	0.61	0.75	to	0.75	15.08	to	15.08
	2022	290.778	to	290.778	353	102,547	0.51	0.75	to	0.75	(14.74)	to	(14.74)
	2021	341.062	to	341.062	359	122,283	0.62	0.75	to	0.75	25.60	to	25.60
	2020	271.542	to	271.542	364	98,920	0.66	0.75	to	0.75	18.19	to	18.19
	2019	229.752	to	229.752	370	85,052	0.87	0.75	to	0.75	23.45	to	23.45
Fidelity Mid Cap II
	2023	44.870	to	44.870	34,279	1,538,088	0.39	0.70	to	0.70	14.00	to	14.00
	2022	39.358	to	39.358	34,614	1,362,364	0.27	0.70	to	0.70	(15.56)	to	(15.56)
	2021	46.610	to	46.610	34,976	1,630,226	0.36	0.70	to	0.70	24.43	to	24.43
	2020	37.458	to	37.458	36,346	1,361,483	0.40	0.70	to	0.70	17.05	to	17.05
	2019	32.003	to	32.003	34,997	1,120,033	0.68	0.70	to	0.70	22.31	to	22.31
Fidelity Overseas
	2023	31.187	to	490.537	10,299	1,616,168	1.03	0.70	to	0.90	19.67	to	19.43
	2022	26.061	to	410.733	10,668	1,449,730	0.78	0.70	to	0.90	(25.01)	to	(25.16)
	2021	34.753	to	548.817	16,215	2,826,810	0.53	0.70	to	0.90	18.87	to	18.63
	2020	29.237	to	462.641	16,934	2,497,619	0.44	0.70	to	0.90	14.81	to	14.58
	2019	25.466	to	403.777	17,827	2,364,597	1.73	0.70	to	0.90	26.87	to	26.62
Franklin Allocation VIP Fund - Class 1
	2023	224.131	to	224.131	119	26,771	1.71	0.75	to	0.75	14.77	to	14.77
	2022	195.295	to	195.295	123	23,928	1.95	0.75	to	0.75	(15.68)	to	(15.68)
	2021	231.605	to	231.605	126	29,120	1.94	0.75	to	0.75	11.81	to	11.81
	2020	207.136	to	207.136	129	26,715	1.73	0.75	to	0.75	12.19	to	12.19
	2019	184.633	to	184.633	132	24,436	3.79	0.75	to	0.75	20.04	to	20.04
Franklin DynaTech VIP Fund - Class 2
	2023	45.919	to	438.326	2,588	129,534	—	0.70	to	0.75	42.77	to	43.77
	2022	32.162	to	304.878	2,624	92,012	—	0.70	to	0.75	(40.38)	to	(39.96)
	2021	53.941	to	507.755	3,880	222,352	—	0.70	to	0.75	15.33	to	16.14
	2020	46.769	to	437.174	4,418	218,144	—	0.70	to	0.75	43.88	to	44.88
	2019	32.506	to	301.739	5,357	182,292	—	0.70	to	0.75	30.25	to	31.17
Franklin Income VIP Fund - Class 1
	2023	239.732	to	239.732	11,321	2,713,933	5.14	0.75	to	0.75	8.87	to	8.87
	2022	220.197	to	220.197	11,385	2,506,979	0.17	0.75	to	0.75	(5.24)	to	(5.24)
	2021	232.364	to	232.364	100	23,334	4.69	0.75	to	0.75	17.01	to	17.01
	2020	198.593	to	198.593	103	20,473	5.92	0.75	to	0.75	0.97	to	0.97
	2019	196.685	to	196.685	106	20,825	5.42	0.75	to	0.75	16.42	to	16.42

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Franklin Income VIP Fund - Class 2
	2023	$26.238	to	$26.238	3,641	$95,529	5.16%	0.70%	to	0.70%	7.86%	to	7.86%
	2022	24.325	to	24.325	3,762	91,507	4.86	0.70	to	0.70	(6.13)	to	(6.13)
	2021	25.914	to	25.914	3,807	98,643	4.93	0.70	to	0.70	15.94	to	15.94
	2020	22.351	to	22.351	4,396	98,263	5.90	0.70	to	0.70	(0.01)	to	(0.01)
	2019	22.353	to	22.353	4,445	99,361	5.14	0.70	to	0.70	15.25	to	15.25
Franklin Mutual Shares VIP Fund - Class 2
	2023	30.431	to	30.431	4,640	141,195	1.77	0.70	to	0.70	12.67	to	12.67
	2022	27.008	to	27.008	5,921	159,906	1.78	0.70	to	0.70	(8.08)	to	(8.08)
	2021	29.381	to	29.381	6,921	203,343	2.93	0.70	to	0.70	18.34	to	18.34
	2020	24.828	to	24.828	7,186	178,414	2.63	0.70	to	0.70	(5.71)	to	(5.71)
	2019	26.331	to	26.331	8,572	225,694	1.77	0.70	to	0.70	21.72	to	21.72
Franklin Small Cap Value VIP Fund - Class 1
	2023	356.376	to	356.376	276	98,458	0.73	0.75	to	0.75	13.02	to	13.02
	2022	315.318	to	315.318	280	88,435	1.23	0.75	to	0.75	(9.82)	to	(9.82)
	2021	349.639	to	349.639	285	99,569	1.14	0.75	to	0.75	25.67	to	25.67
	2020	278.222	to	278.222	289	80,404	1.68	0.75	to	0.75	5.41	to	5.41
	2019	263.949	to	263.949	293	77,419	1.28	0.75	to	0.75	26.72	to	26.72
Franklin Small Cap Value VIP Fund - Class 2
	2023	39.272	to	39.272	23,520	923,689	0.52	0.70	to	0.70	11.96	to	11.96
	2022	35.077	to	35.077	23,646	829,436	0.98	0.70	to	0.70	(10.69)	to	(10.69)
	2021	39.276	to	39.276	26,196	1,028,845	0.99	0.70	to	0.70	24.49	to	24.49
	2020	31.549	to	31.549	27,421	865,107	1.55	0.70	to	0.70	4.46	to	4.46
	2019	30.203	to	30.203	31,338	946,494	1.08	0.70	to	0.70	25.46	to	25.46
Franklin Small-Mid Cap Growth VIP Fund - Class 2
	2023	30.692	to	30.692	36,677	1,125,706	—	0.70	to	0.70	25.85	to	25.85
	2022	24.387	to	24.387	40,322	983,334	—	0.70	to	0.70	(34.15)	to	(34.15)
	2021	37.036	to	37.036	42,189	1,562,494	—	0.70	to	0.70	9.25	to	9.25
	2020	33.901	to	33.901	43,905	1,488,445	—	0.70	to	0.70	54.01	to	54.01
	2019	22.012	to	22.012	45,995	1,012,451	—	0.70	to	0.70	30.52	to	30.52
Franklin U.S. Government Securities VIP Fund - Class 2
	2023	17.387	to	17.387	22,901	398,187	2.53	0.70	to	0.70	3.74	to	3.74
	2022	16.760	to	16.760	22,782	381,838	2.42	0.70	to	0.70	(10.38)	to	(10.38)
	2021	18.702	to	18.702	24,188	452,361	2.69	0.70	to	0.70	(2.51)	to	(2.51)
	2020	19.183	to	19.183	32,688	627,063	3.61	0.70	to	0.70	3.11	to	3.11
	2019	18.605	to	18.605	20,653	384,266	2.88	0.70	to	0.70	4.49	to	4.49
Goldman Sachs Government Money Market - Institutional Class
	2023	10.672	to	10.672	86,157	919,467	4.93	—	to	—	5.04	to	5.04
	2022	10.160	to	10.160	87,696	890,959	3.00	—	to	—	1.60	to	1.60
	2021	10.000	to	10.000	403	4,035	—	—	to	—	—	to	—

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Invesco American Franchise Fund I
	2023	$34.855	to	$34.855	51,758	$1,804,054	—%	0.70%	to	0.70%	39.95%	to	39.95%
	2022	24.906	to	24.906	55,260	1,376,328	—	0.70	to	0.70	(31.59)	to	(31.59)
	2021	36.409	to	36.409	56,807	2,068,259	—	0.70	to	0.70	11.15	to	11.15
	2020	32.758	to	32.758	59,660	1,954,329	0.07	0.70	to	0.70	41.36	to	41.36
	2019	23.173	to	23.173	62,378	1,445,493	—	0.70	to	0.70	35.80	to	35.80
Invesco American Franchise Fund II
	2023	41.585	to	41.585	1,284	53,404	—	0.70	to	0.70	39.62	to	39.62
	2022	29.784	to	29.784	1,275	37,982	—	0.70	to	0.70	(31.77)	to	(31.77)
	2021	43.655	to	43.655	1,242	54,228	—	0.70	to	0.70	10.87	to	10.87
	2020	39.376	to	39.376	1,230	48,449	—	0.70	to	0.70	41.01	to	41.01
	2019	27.925	to	27.925	1,175	32,817	—	0.70	to	0.70	35.48	to	35.48
Invesco Discovery Mid Cap Growth Fund I
	2023	52.292	to	52.292	944	49,328	—	0.70	to	0.70	12.36	to	12.36
	2022	46.538	to	46.538	1,084	50,412	—	0.70	to	0.70	(31.46)	to	(31.46)
	2021	67.902	to	67.902	1,113	75,615	—	0.70	to	0.70	18.27	to	18.27
	2020	57.414	to	57.414	1,220	70,067	—	0.70	to	0.70	47.57	to	47.57
Invesco Discovery Mid Cap Growth Fund II
	2023	28.671	to	28.671	8,574	245,825	—	0.70	to	0.70	12.07	to	12.07
	2022	25.584	to	25.584	7,976	204,063	—	0.70	to	0.70	(31.61)	to	(31.61)
	2021	37.410	to	37.410	7,230	270,480	—	0.70	to	0.70	17.96	to	17.96
	2020	31.713	to	31.713	7,215	228,814	—	0.70	to	0.70	47.22	to	47.22
Invesco EQV International Equity I
	2023	43.010	to	175.357	7,785	374,883	0.19	0.70	to	0.75	17.32	to	18.15
	2022	36.660	to	148.425	9,545	384,101	1.72	0.70	to	0.75	(18.87)	to	(18.31)
	2021	45.189	to	181.683	9,761	483,292	1.24	0.70	to	0.75	5.15	to	5.89
	2020	42.975	to	171.579	10,688	499,479	1.99	0.70	to	0.75	13.20	to	14.00
	2019	37.964	to	150.514	14,833	598,628	1.57	0.70	to	0.75	27.67	to	28.57
Invesco EQV International Equity II
	2023	20.579	to	20.579	13,763	283,231	—	0.70	to	0.70	17.05	to	17.05
	2022	17.582	to	17.582	13,758	241,888	1.24	0.70	to	0.70	(19.07)	to	(19.07)
	2021	21.725	to	21.725	20,549	446,433	1.04	0.70	to	0.70	4.87	to	4.87
	2020	20.716	to	20.716	21,736	450,296	2.24	0.70	to	0.70	12.94	to	12.94
	2019	18.342	to	18.342	20,579	377,451	1.32	0.70	to	0.70	27.35	to	27.35
Invesco Global Real Estate
	2023	43.028	to	43.028	9,412	404,987	1.48	0.70	to	0.70	8.29	to	8.29
	2022	39.735	to	39.735	10,035	398,713	2.91	0.70	to	0.70	(25.46)	to	(25.46)
	2021	53.305	to	53.305	10,501	559,737	2.77	0.70	to	0.70	24.83	to	24.83
	2020	42.701	to	42.701	10,637	454,179	5.12	0.70	to	0.70	(12.93)	to	(12.93)
	2019	49.042	to	49.042	10,422	511,125	4.55	0.70	to	0.70	22.14	to	22.14

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Invesco Health Care
	2023	$46.672	to	$46.672	524	$24,458	—%	0.70%	to	0.70%	2.30%	to	2.30%
	2022	45.621	to	45.621	546	24,903	—	0.70	to	0.70	(13.92)	to	(13.92)
	2021	52.998	to	52.998	565	29,960	0.21	0.70	to	0.70	11.52	to	11.52
	2020	47.525	to	47.525	546	25,959	0.33	0.70	to	0.70	13.66	to	13.66
	2019	41.813	to	41.813	606	25,323	0.04	0.70	to	0.70	31.58	to	31.58
LVIP JPMorgan Mid Cap Value Fund - Standard Class[1]
	2023	51.197	to	51.197	24,461	1,252,324	3.15	0.70	to	0.70	10.14	to	10.14
	2022	46.483	to	46.483	27,542	1,280,246	0.94	0.70	to	0.70	(8.80)	to	(8.80)
	2021	50.967	to	50.967	29,086	1,482,448	0.90	0.70	to	0.70	28.98	to	28.98
	2020	39.516	to	39.516	30,052	1,187,535	1.46	0.70	to	0.70	(0.33)	to	(0.33)
	2019	39.647	to	39.647	28,889	1,145,345	1.64	0.70	to	0.70	25.88	to	25.88
LVIP JPMorgan U.S. Equity Fund - Standard Class[1]
	2023	69.624	to	69.624	13,702	954,009	1.58	0.70	to	0.70	26.28	to	26.28
	2022	55.136	to	55.136	13,890	765,853	0.53	0.70	to	0.70	(19.26)	to	(19.26)
	2021	68.289	to	68.289	14,713	1,004,738	0.73	0.70	to	0.70	28.44	to	28.44
	2020	53.168	to	53.168	15,766	838,256	0.78	0.70	to	0.70	24.39	to	24.39
	2019	42.743	to	42.743	22,302	953,257	0.86	0.70	to	0.70	30.83	to	30.83
Morningstar Aggressive Growth ETF Asset Allocation Class I
	2023	242.177	to	242.177	884	214,167	1.90	0.75	to	0.75	17.10	to	17.10
	2022	206.813	to	206.813	911	188,478	1.73	0.75	to	0.75	(12.92)	to	(12.92)
	2021	237.499	to	237.499	939	223,036	1.30	0.75	to	0.75	18.60	to	18.60
	2020	200.257	to	200.257	967	193,694	2.11	0.75	to	0.75	10.34	to	10.34
	2019	181.488	to	181.488	997	180,950	1.80	0.75	to	0.75	22.44	to	22.44
Morningstar Growth ETF Asset Allocation Class I
	2023	231.854	to	231.854	353	81,867	2.05	0.75	to	0.75	15.61	to	15.61
	2022	200.554	to	200.554	363	72,731	1.84	0.75	to	0.75	(12.96)	to	(12.96)
	2021	230.424	to	230.424	373	85,853	1.43	0.75	to	0.75	15.09	to	15.09
	2020	200.210	to	200.210	383	76,610	2.31	0.75	to	0.75	10.26	to	10.26
	2019	181.579	to	181.579	393	71,396	2.02	0.75	to	0.75	20.14	to	20.14
Neuberger Berman AMT Mid Cap Growth Portfolio Class I1
	2023	376.371	to	376.371	—	—	—	0.75	to	0.75	18.15	to	18.15
	2022	318.566	to	318.566	—	—	—	0.75	to	0.75	(28.73)	to	(28.73)
	2021	447.007	to	447.007	2,319	1,036,665	—	0.75	to	0.75	12.99	to	12.99
	2020	395.609	to	395.609	2,367	936,382	—	0.75	to	0.75	39.98	to	39.98
	2019	282.617	to	282.617	2,371	670,047	—	0.75	to	0.75	32.75	to	32.75
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I
	2023	278.928	to	278.928	121	33,800	1.05	0.75	to	0.75	11.00	to	11.00
	2022	251.283	to	251.283	124	31,274	0.60	0.75	to	0.75	(9.75)	to	(9.75)
	2021	278.442	to	278.442	128	35,605	0.61	0.75	to	0.75	32.80	to	32.80
	2020	209.674	to	209.674	131	27,537	1.22	0.75	to	0.75	(2.62)	to	(2.62)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I (Continued)
	2019	$215.317	to	$215.317	135	$29,061	0.70%	0.75%	to	0.75%	16.74%	to	16.74%
PIMCO All Asset Portfolio Admin
	2023	202.029	to	202.029	13,578	2,743,124	2.99	0.75	to	0.75	8.14	to	8.14
	2022	186.819	to	186.819	13,655	2,551,065	11.65	0.75	to	0.75	(11.84)	to	(11.84)
	2021	211.919	to	211.919	381	80,737	10.94	0.75	to	0.75	16.23	to	16.23
	2020	182.323	to	182.323	430	78,431	5.03	0.75	to	0.75	8.01	to	8.01
	2019	168.798	to	168.798	437	73,821	2.96	0.75	to	0.75	11.90	to	11.90
PIMCO All Asset Portfolio Advisor
	2023	20.771	to	20.771	1,812	37,634	2.84	0.70	to	0.70	7.27	to	7.27
	2022	19.364	to	19.364	1,799	34,837	7.59	0.70	to	0.70	(12.48)	to	(12.48)
	2021	22.126	to	22.126	1,782	39,430	10.91	0.70	to	0.70	15.23	to	15.23
	2020	19.201	to	19.201	1,766	33,902	4.89	0.70	to	0.70	7.15	to	7.15
	2019	17.919	to	17.919	1,744	31,253	2.84	0.70	to	0.70	10.97	to	10.97
PIMCO CommodityRealReturn Strat. Administrative Class
	2023	8.796	to	93.612	63,789	703,815	15.78	0.70	to	0.75	(8.50)	to	(7.85)
	2022	9.613	to	101.591	58,526	719,910	21.04	0.70	to	0.75	7.87	to	8.61
	2021	8.912	to	93.534	67,388	715,871	4.27	0.70	to	0.75	32.40	to	33.34
	2020	6.731	to	70.146	75,032	611,473	6.30	0.70	to	0.75	0.64	to	1.35
	2019	6.688	to	69.211	65,985	547,709	4.56	0.70	to	0.75	10.66	to	11.43
PIMCO Total Return Admin
	2023	170.674	to	170.674	420	71,709	3.57	0.75	to	0.75	5.93	to	5.93
	2022	161.116	to	161.116	432	69,652	2.39	0.75	to	0.75	(14.30)	to	(14.30)
	2021	187.999	to	187.999	5,035	946,563	1.82	0.75	to	0.75	(1.27)	to	(1.27)
	2020	190.410	to	190.410	5,142	979,116	2.12	0.75	to	0.75	8.65	to	8.65
	2019	175.254	to	175.254	5,098	893,463	3.01	0.75	to	0.75	8.36	to	8.36
Pioneer Bond VCT Class I
	2023	25.907	to	262.067	29,373	853,320	3.95	0.70	to	0.90	6.21	to	6.00
	2022	24.392	to	247.231	30,310	833,681	2.42	0.70	to	0.90	(14.80)	to	(14.97)
	2021	28.628	to	290.750	31,304	1,040,343	2.21	0.70	to	0.90	(0.32)	to	(0.52)
	2020	28.721	to	292.274	32,111	1,070,256	3.03	0.70	to	0.90	7.95	to	7.73
	2019	26.607	to	271.303	32,317	1,003,662	3.26	0.70	to	0.90	8.52	to	8.30
Pioneer Equity Income VCT Class I1
	2023	318.799	to	318.799	—	—	—	0.75	to	0.75	7.47	to	7.47
	2022	296.637	to	296.637	—	—	1.31	0.75	to	0.75	(7.75)	to	(7.75)
	2021	321.575	to	321.575	4,181	1,344,525	1.49	0.75	to	0.75	25.70	to	25.70
	2020	255.832	to	255.832	4,267	1,091,713	2.73	0.75	to	0.75	(0.04)	to	(0.04)
	2019	255.942	to	255.942	4,241	1,085,421	2.76	0.75	to	0.75	25.56	to	25.56
Pioneer Equity Income VCT Class II
	2023	35.952	to	35.952	5,214	187,467	1.64	0.70	to	0.70	6.43	to	6.43
	2022	33.781	to	33.781	6,580	222,279	1.56	0.70	to	0.70	(8.58)	to	(8.58)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Pioneer Equity Income VCT Class II (Continued)
	2021	$36.953	to	$36.953	7,003	$258,772	1.22%	0.70%	to	0.70%	24.46%	to	24.46%
	2020	29.691	to	29.691	8,800	261,277	2.38	0.70	to	0.70	(0.96)	to	(0.96)
	2019	29.979	to	29.979	14,189	425,363	2.36	0.70	to	0.70	24.36	to	24.36
Pioneer Fund VCT Class I
	2023	53.898	to	700.605	83,470	5,606,068	0.88	0.70	to	0.90	28.03	to	27.78
	2022	42.097	to	548.298	87,510	4,577,606	0.65	0.70	to	0.90	(20.05)	to	(20.22)
	2021	52.657	to	687.221	97,246	6,417,355	0.32	0.70	to	0.90	27.09	to	26.84
	2020	41.433	to	541.817	99,673	5,226,496	0.77	0.70	to	0.90	23.41	to	23.17
	2019	33.573	to	439.907	106,230	4,500,549	1.02	0.70	to	0.90	30.42	to	30.16
Pioneer High Yield VCT Class II
	2023	21.904	to	21.904	4,182	91,605	5.32	0.70	to	0.70	10.22	to	10.22
	2022	19.873	to	19.873	4,937	98,107	4.82	0.70	to	0.70	(12.05)	to	(12.05)
	2021	22.597	to	22.597	5,216	117,867	4.87	0.70	to	0.70	4.71	to	4.71
	2020	21.581	to	21.581	5,513	118,972	5.15	0.70	to	0.70	1.27	to	1.27
	2019	21.311	to	21.311	5,605	119,443	4.66	0.70	to	0.70	13.50	to	13.50
Pioneer Mid Cap Value VCT Class I
	2023	49.382	to	575.077	26,116	1,412,002	1.95	0.70	to	0.90	11.67	to	11.45
	2022	44.220	to	515.990	28,901	1,391,385	2.08	0.70	to	0.90	(6.30)	to	(6.48)
	2021	47.192	to	551.766	30,167	1,554,197	0.95	0.70	to	0.90	28.76	to	28.51
	2020	36.650	to	429.363	30,673	1,230,323	1.23	0.70	to	0.90	1.43	to	1.22
	2019	36.135	to	424.180	33,000	1,303,168	1.32	0.70	to	0.90	27.54	to	27.29
Pioneer Real Estate VCT Class I1
	2023	205.917	to	205.917	—	—	0.85	0.75	to	0.75	(1.01)	to	(1.01)
	2022	208.009	to	208.009	352	73,284	1.80	0.75	to	0.75	(30.84)	to	(30.84)
	2021	300.759	to	300.759	2,341	704,142	1.10	0.75	to	0.75	41.05	to	41.05
	2020	213.228	to	213.228	2,393	510,280	1.72	0.75	to	0.75	(7.34)	to	(7.34)
	2019	230.126	to	230.126	2,378	547,158	2.26	0.75	to	0.75	28.16	to	28.16
Pioneer Real Estate VCT Class II1
	2023	18.593	to	18.593	—	—	0.49	0.70	to	0.70	(1.24)	to	(1.24)
	2022	18.827	to	18.827	31,722	597,237	1.66	0.70	to	0.70	(31.50)	to	(31.50)
	2021	27.486	to	27.486	28,305	777,991	1.01	0.70	to	0.70	39.77	to	39.77
	2020	19.665	to	19.665	29,644	582,950	1.57	0.70	to	0.70	(8.27)	to	(8.27)
	2019	21.437	to	21.437	26,221	562,097	1.95	0.70	to	0.70	27.02	to	27.02
Pioneer Select Mid Cap Growth VCT Class I
	2023	48.605	to	712.455	85,031	5,803,848	—	0.70	to	0.90	17.94	to	17.71
	2022	41.210	to	605.263	95,813	5,422,576	—	0.70	to	0.90	(31.54)	to	(31.68)
	2021	60.195	to	885.865	100,593	8,386,611	—	0.70	to	0.90	7.32	to	7.10
	2020	56.091	to	827.131	107,294	8,394,521	—	0.70	to	0.90	38.20	to	37.92
	2019	40.587	to	599.697	121,260	6,718,952	—	0.70	to	0.90	32.15	to	31.89

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Pioneer Strategic Income VCT Class I
	2023	$191.328	to	$191.328	474	$90,622	3.86%	0.75%	to	0.75%	8.33%	to	8.33%
	2022	176.623	to	176.623	479	84,569	3.15	0.75	to	0.75	(12.69)	to	(12.69)
	2021	202.301	to	202.301	484	97,924	3.28	0.75	to	0.75	1.99	to	1.99
	2020	198.362	to	198.362	489	97,006	3.51	0.75	to	0.75	7.52	to	7.52
	2019	184.482	to	184.482	494	91,148	3.35	0.75	to	0.75	10.00	to	10.00
Pioneer Strategic Income VCT Class II
	2023	18.705	to	18.705	8,265	154,593	3.62	0.70	to	0.70	7.31	to	7.31
	2022	17.431	to	17.431	6,860	119,571	2.89	0.70	to	0.70	(13.45)	to	(13.45)
	2021	20.140	to	20.140	8,182	164,779	3.04	0.70	to	0.70	1.02	to	1.02
	2020	19.937	to	19.937	9,530	189,981	3.27	0.70	to	0.70	6.63	to	6.63
	2019	18.698	to	18.698	11,177	208,987	3.10	0.70	to	0.70	8.75	to	8.75
Templeton Developing Markets VIP Fund - Class 1
	2023	118.543	to	118.543	483	57,207	2.30	0.75	to	0.75	12.77	to	12.77
	2022	105.117	to	105.117	489	51,433	2.92	0.75	to	0.75	(21.70)	to	(21.70)
	2021	134.251	to	134.251	496	66,614	1.08	0.75	to	0.75	(5.51)	to	(5.51)
	2020	142.079	to	142.079	503	71,450	4.35	0.75	to	0.75	17.39	to	17.39
	2019	121.034	to	121.034	510	61,700	1.25	0.75	to	0.75	26.92	to	26.92
Templeton Developing Markets VIP Fund - Class 2
	2023	28.841	to	28.841	32,719	943,637	2.04	0.70	to	0.70	11.84	to	11.84
	2022	25.788	to	25.788	36,378	938,101	2.66	0.70	to	0.70	(22.53)	to	(22.53)
	2021	33.286	to	33.286	33,237	1,106,321	0.87	0.70	to	0.70	(6.40)	to	(6.40)
	2020	35.561	to	35.561	31,424	1,117,460	4.25	0.70	to	0.70	16.36	to	16.36
	2019	30.560	to	30.560	32,996	1,008,326	1.01	0.70	to	0.70	25.81	to	25.81
Templeton Global Bond VIP Fund - Class 1
	2023	163.463	to	163.463	633	103,475	—	0.75	to	0.75	3.19	to	3.19
	2022	158.403	to	158.403	644	102,000	—	0.75	to	0.75	(4.85)	to	(4.85)
	2021	166.474	to	166.474	655	109,068	—	0.75	to	0.75	(4.62)	to	(4.62)
	2020	174.545	to	174.545	666	116,292	8.47	0.75	to	0.75	(5.07)	to	(5.07)
	2019	183.873	to	183.873	678	124,596	7.03	0.75	to	0.75	2.26	to	2.26
Templeton Global Bond VIP Fund - Class 2
	2023	17.017	to	17.017	3,355	57,095	—	0.70	to	0.70	2.17	to	2.17
	2022	16.656	to	16.656	5,113	85,156	—	0.70	to	0.70	(5.61)	to	(5.61)
	2021	17.646	to	17.646	5,650	99,701	—	0.70	to	0.70	(5.66)	to	(5.66)
	2020	18.704	to	18.704	7,050	131,863	8.76	0.70	to	0.70	(5.94)	to	(5.94)
	2019	19.886	to	19.886	8,256	164,172	7.52	0.70	to	0.70	1.30	to	1.30
Templeton Growth VIP Fund - Class 1
	2023	168.843	to	168.843	491	82,854	3.50	0.75	to	0.75	21.23	to	21.23
	2022	139.270	to	139.270	500	69,623	0.51	0.75	to	0.75	(11.32)	to	(11.32)
	2021	157.048	to	157.048	509	80,007	1.34	0.75	to	0.75	5.26	to	5.26
	2020	149.201	to	149.201	678	101,136	3.21	0.75	to	0.75	5.99	to	5.99

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Templeton Growth VIP Fund - Class 1 (Continued)
	2019	$140.774	to	$140.774	677	$95,279	3.02%	0.75%	to	0.75%	15.43%	to	15.43%
Templeton Growth VIP Fund - Class 2
	2023	23.596	to	23.596	6,456	152,330	3.32	0.70	to	0.70	20.17	to	20.17
	2022	19.636	to	19.636	6,543	128,476	0.15	0.70	to	0.70	(12.12)	to	(12.12)
	2021	22.344	to	22.344	7,940	177,404	1.10	0.70	to	0.70	4.14	to	4.14
	2020	21.456	to	21.456	7,673	164,620	3.01	0.70	to	0.70	5.06	to	5.06
	2019	20.422	to	20.422	7,358	150,268	2.74	0.70	to	0.70	14.35	to	14.35
Vanguard Balanced
	2023	10.129	to	314.523	5,532	56,029	1.21	—	to	0.75	14.32	to	14.33
	2022	8.860	to	275.111	599	5,306	1.88	—	to	0.75	(14.30)	to	(14.30)
	2021	10.338	to	321.024	4,570	1,343,542	1.77	—	to	0.75	3.38	to	19.02
	2020	269.732	to	269.732	4,258	1,148,650	2.69	0.75	to	0.75	10.68	to	10.68
	2019	243.705	to	243.705	4,237	1,032,562	2.65	0.75	to	0.75	22.48	to	22.48
Vanguard Conservative Allocation
	2023	9.558	to	9.558	883	8,438	—	—	to	—	12.50	to	12.50
	2022	8.496	to	8.496	—	—	2.84	—	to	—	(14.90)	to	(14.90)
	2021	9.983	to	9.983	406	4,032	—	—	to	—	(0.17)	to	(0.17)
Vanguard Diversified Value
	2023	11.143	to	11.143	18,099	201,683	1.15	—	to	—	20.13	to	20.13
	2022	9.276	to	9.276	9,607	89,118	0.53	—	to	—	(11.49)	to	(11.49)
	2021	10.480	to	10.480	389	4,001	—	—	to	—	4.80	to	4.80
Vanguard Equity Income
	2023	369.911	to	369.911	458	169,333	2.67	0.75	to	0.75	8.10	to	8.10
	2022	342.200	to	342.200	463	158,352	2.55	0.75	to	0.75	(0.66)	to	(0.66)
	2021	344.479	to	344.479	468	161,156	1.92	0.75	to	0.75	25.33	to	25.33
	2020	274.865	to	274.865	473	129,913	2.80	0.75	to	0.75	3.25	to	3.25
	2019	266.216	to	266.216	478	127,121	2.44	0.75	to	0.75	24.43	to	24.43
Vanguard Equity Index
	2023	22.581	to	436.309	1,167,714	26,476,721	1.41	—	to	0.75	26.11	to	26.11
	2022	17.906	to	345.963	1,202,049	21,610,035	1.38	—	to	0.75	(18.23)	to	(18.23)
	2021	21.897	to	423.088	1,248,095	29,897,133	1.17	—	to	0.75	28.55	to	28.55
	2020	17.034	to	329.126	1,133,048	21,375,885	1.21	—	to	0.75	18.20	to	18.20
	2019	14.411	to	278.445	409,890	7,661,205	1.69	—	to	0.75	31.30	to	31.30
Vanguard High Yield Bond
	2023	10.146	to	237.550	10,063	204,040	4.88	—	to	0.75	11.67	to	11.67
	2022	9.086	to	212.733	9,629	179,769	4.92	—	to	0.75	(9.37)	to	(9.36)
	2021	10.025	to	234.708	852	111,465	4.03	—	to	0.75	0.25	to	3.68
	2020	226.381	to	226.381	463	104,771	5.49	0.75	to	0.75	5.67	to	5.67
	2019	214.230	to	214.230	468	100,168	5.83	0.75	to	0.75	15.67	to	15.67

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Vanguard International
	2023	$220.894	to	$220.894	923	$203,888	1.52%	0.75%	to	0.75%	14.65%	to	14.65%
	2022	192.662	to	192.662	935	180,126	1.34	0.75	to	0.75	(30.12)	to	(30.12)
	2021	275.707	to	275.707	947	261,160	0.28	0.75	to	0.75	(1.54)	to	(1.54)
	2020	280.025	to	280.025	1,277	357,523	1.18	0.75	to	0.75	57.58	to	57.58
	2019	177.702	to	177.702	1,285	228,342	1.42	0.75	to	0.75	31.22	to	31.22
Vanguard Mid-Cap Index
	2023	18.461	to	380.445	446,661	8,167,787	1.39	—	to	0.75	15.83	to	15.83
	2022	15.938	to	328.451	433,693	6,891,635	1.15	—	to	0.75	(18.82)	to	(18.82)
	2021	19.633	to	404.599	420,479	9,079,414	1.08	—	to	0.75	24.35	to	24.36
	2020	15.788	to	325.356	410,860	7,164,300	1.13	—	to	0.75	18.08	to	18.07
	2019	13.371	to	275.559	157,664	2,681,554	1.39	—	to	0.75	30.87	to	30.87
Vanguard Real Estate Index
	2023	10.976	to	259.878	6,945	186,371	1.68	0.70	to	0.75	9.76	to	11.70
	2022	232.661	to	232.661	171	39,758	1.91	0.75	to	0.75	(26.30)	to	(26.30)
	2021	315.670	to	315.670	176	55,442	1.92	0.75	to	0.75	40.21	to	40.21
	2020	225.148	to	225.148	230	51,806	2.59	0.75	to	0.75	(4.85)	to	(4.85)
	2019	236.631	to	236.631	237	55,980	2.68	0.75	to	0.75	28.81	to	28.81
Vanguard Small Company Growth
	2023	400.847	to	400.847	80	32,062	0.41	0.75	to	0.75	19.65	to	19.65
	2022	335.028	to	335.028	82	27,532	0.27	0.75	to	0.75	(25.35)	to	(25.35)
	2021	448.810	to	448.810	84	37,908	0.37	0.75	to	0.75	14.22	to	14.22
	2020	392.945	to	392.945	87	34,091	0.65	0.75	to	0.75	23.18	to	23.18
	2019	318.990	to	318.990	89	28,430	0.50	0.75	to	0.75	28.11	to	28.11
Vanguard Total Bond Market Index
	2023	9.074	to	154.295	26,010	240,343	2.38	—	to	0.75	5.59	to	5.58
	2022	8.594	to	146.143	22,406	196,773	0.74	—	to	0.75	(13.22)	to	(13.21)
	2021	9.903	to	168.394	431	9,248	1.19	—	to	0.75	(0.97)	to	(1.72)
	2020	171.336	to	171.336	32	5,526	2.44	0.75	to	0.75	7.58	to	7.58
	2019	159.262	to	159.262	33	5,270	2.57	0.75	to	0.75	8.67	to	8.67
Vanguard Total International Stock Market Index
	2023	9.413	to	9.413	29,636	278,952	2.68	—	to	—	15.55	to	15.55
	2022	8.146	to	8.146	24,486	199,479	0.54	—	to	—	(16.02)	to	(16.02)
	2021	9.700	to	9.700	402	3,859	—	—	to	—	(3.00)	to	(3.00)
Vanguard Total Stock Market Index
	2023	21.781	to	426.189	1,246,791	26,946,437	1.14	—	to	0.75	25.95	to	25.95
	2022	17.293	to	338.378	1,350,193	23,243,038	1.33	—	to	0.75	(19.59)	to	(19.59)
	2021	21.507	to	420.824	1,288,085	27,794,503	1.18	—	to	0.75	25.64	to	25.64
	2020	17.118	to	334.952	1,302,359	22,372,716	1.40	—	to	0.75	20.56	to	20.55
	2019	14.199	to	277.843	1,023,511	14,600,556	1.54	—	to	0.75	30.75	to	30.75

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Voya Global High Dividend Low Volatility Portfolio - Class S
	2023	$32.892	to	$410.115	2,425	$411,120	2.73%	0.70%	to	0.90%	5.69%	to	5.48%
	2022	31.121	to	388.819	2,511	392,447	2.48	0.70	to	0.90	(5.78)	to	(5.96)
	2021	33.029	to	413.472	2,697	465,189	2.31	0.70	to	0.90	19.73	to	19.49
	2020	27.587	to	346.045	2,937	410,921	2.26	0.70	to	0.90	(1.78)	to	(1.98)
	2019	28.088	to	353.029	3,016	409,211	2.55	0.70	to	0.90	20.56	to	20.33
VY JPMorgan Emerging Markets Equity Portfolio Initial
	2023	40.315	to	323.783	1,985	535,878	1.94	0.70	to	0.90	6.07	to	5.86
	2022	38.009	to	305.874	2,117	529,731	—	0.70	to	0.90	(26.41)	to	(26.56)
	2021	51.650	to	416.476	2,107	682,168	—	0.70	to	0.90	(10.47)	to	(10.65)
	2020	57.692	to	466.128	2,261	746,411	0.62	0.70	to	0.90	32.81	to	32.54
	2019	43.440	to	351.680	4,251	734,799	0.14	0.70	to	0.90	31.20	to	30.93
Wanger Acorn
	2023	68.533	to	68.533	4,768	326,737	—	0.70	to	0.70	20.89	to	20.89
	2022	56.690	to	56.690	5,706	323,501	—	0.70	to	0.70	(33.93)	to	(33.93)
	2021	85.800	to	85.800	5,999	514,690	0.74	0.70	to	0.70	8.14	to	8.14
	2020	79.341	to	79.341	6,703	531,866	—	0.70	to	0.70	23.36	to	23.36
	2019	64.316	to	64.316	8,389	539,530	0.26	0.70	to	0.70	30.19	to	30.19

1Reference Note 1 of the financial statements for additional information pertaining to this sub-account.
2These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Mutual Fund, net of management fees assessed by the Mutual Fund manager, divided by the trading days’ average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the Unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Mutual Fund in which the sub-accounts invest.
3These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset related administration charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to Unit values. Charges made directly to contract owner accounts through the redemption of Units and expenses of the underlying Mutual Fund are excluded.
4These amounts represent the total return for the periods indicated, including changes in the value of the underlying Mutual Funds, and reflect deductions for all items included in the expense ratio with the exception of Mutual Fund reorganization. Mutual Funds that have reorganized during the year present information through the time of reorganization. The total return ratio does not include any expenses assessed through the redemption of Units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective commencement date through the end of the reporting period.

Symetra Separate Account SL
Notes to Financial Statements
7.SUBSEQUENT EVENTS
The Separate Account has evaluated subsequent events through April 24, 2024, the date which the Separate Account’s financial statements were available to be issued.